UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21852

COLUMBIA FUNDS SERIES TRUST II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center,

Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer—

5228 Ameriprise Financial Center,

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Item 1.	Reports to Stockholders.

Annual Report

Annual Report

Columbia

Strategic Allocation Fund

Annual Report for the Period Ended September 30, 2011

Columbia Strategic Allocation Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current Income.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	4

The Fund’s Long-term Performance	10

Fund Expense Example	12

Portfolio of Investments	14

Statement of Assets and Liabilities	53

Statement of Operations	55

Statement of Changes in Net Assets	57

Financial Highlights	59

Notes to Financial Statements	66

Report of Independent Registered Public Accounting Firm	89

Federal Income Tax Information	91

Board Members and Officers	92

Proxy Voting	101

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Strategic Allocation Fund (the Fund) Class A shares fell 0.24% (excluding sales charge) for the 12 months ended September 30, 2011.

>	The Fund underperformed the 1.14% increase of the broad-based Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged group of large company stocks.

>

The Blended Index, which is composed of 45% S&P 500 Index, 15% Morgan Stanley Capital International (MSCI) EAFE Index and 40% Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index), gained 1.51% during the same time period.

>	The Fund also underperformed the 5.26% increase of the Barclays Capital Index, an unmanaged index representing U.S. taxable investment-grade bonds, during the same period.

>	The Fund outperformed the MSCI EAFE Index, an unmanaged index representing non-North American Securities, which declined 8.94% for the 12 months ended.

ANNUALIZED TOTAL RETURNS (for period ended September 30, 2011)

	1 year	3 years	5 years	10 years
Columbia Strategic Allocation Fund Class A (excluding sales charge)	-0.24%	+2.12%	-0.13%	+3.91%
S&P 500 Index (unmanaged)	+1.14%	+1.23%	-1.18%	+2.82%
Blended Index (unmanaged)	+1.51%	+4.23%	+2.04%	+4.74%
Barclays Capital U.S. Aggregate Bond Index (unmanaged)	+5.26%	+7.97%	+6.53%	+5.66%
MSCI EAFE Index (unmanaged)	-8.94%	-0.66%	-3.00%	+5.48%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

2	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS

at September 30, 2011
Without sales charge	1 year	3 years	5 years	10 years	Since inception*
Class A (inception 1/23/85)	-0.24%	+2.12%	-0.13%	+3.91%	N/A
Class B (inception 3/20/95)	-0.94%	+1.36%	-0.88%	+3.11%	N/A
Class C (inception 6/26/00)	-1.02%	+1.33%	-0.90%	+3.10%	N/A
Class I (inception 12/11/06)	+0.21%	+2.58%	N/A	N/A	-1.09%
Class R (inception 12/11/06)	-0.49%	+1.85%	N/A	N/A	-1.75%
Class R4 (inception 3/20/95)	-0.12%	+2.30%	+0.05%	+4.09%	N/A
Class Z (inception 9/27/10)	+0.01%	N/A	N/A	N/A	+0.34%

With sales charge
Class A (inception 1/23/85)	-5.98%	+0.10%	-1.31%	+3.30%	N/A
Class B (inception 3/20/95)	-5.79%	+0.42%	-1.22%	+3.11%	N/A
Class C (inception 6/26/00)	-1.99%	+1.33%	-0.90%	+3.10%	N/A

*	For classes with less than 10 years performance.

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	3

Manager Commentary

Dear Shareholder,

Columbia Strategic Allocation Fund (the Fund) Class A shares returned -0.24% (excluding sales charge) for the 12 months ended September 30, 2011. The Fund underperformed the 1.14% increase of the broad-based Standard & Poor’s (S&P) 500 Index, an unmanaged index of large company stocks, and the

ASSET ALLOCATION & PORTFOLIO BREAKDOWN(1) (at September 30, 2011)
Stocks	54.0%
Consumer Discretionary	6.0
Consumer Staples	5.3
Energy	5.6
Financials	8.8
Health Care	6.2
Industrials	6.1
Information Technology	8.5
Materials	2.7
Telecommunication Services	2.2
Utilities	2.6
Bonds	38.7
Asset-Backed Securities — Non-Agency	0.1
Commercial Mortgage-Backed Securities — Agency	0.0	*
Commercial Mortgage-Backed Securities — Non-Agency	0.6
Corporate Bonds & Notes	16.1
Convertible Bonds	2.3
Foreign Government Obligations	3.6
Inflation-Indexed Bonds	2.1
Residential Mortgage-Backed Securities — Agency	11.8
Residential Mortgage-Backed Securities — Non-Agency	0.8
U.S. Government & Agency Obligations	0.4
U.S. Treasury Obligations	0.9
Exchange Traded Funds	0.0	*
Options Purchased Puts	0.0	*
Other(2)	7.3

*	Rounds to less than 0.1%.

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Cash & Cash Equivalents.

4	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

5.26% increase of the Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index), an unmanaged index representing U.S. taxable investment-grade bonds, during the same period. The Fund also outperformed the Morgan Stanley Capital International (MSCI) EAFE Index, which measures the performance of non-North American Securities, which fell 8.94%. The Blended Index, which is composed of 45% S&P 500 Index, 15% MSCI EAFE Index and 40% Barclays Capital Index, gained 1.51% during the same time period.

Significant performance factors

The annual period ended September 30, 2011 was a tale of two halves. During the first six months of the fiscal year, the economy appeared to be in the midst of a recovery, corporate profit margins were reaching all-time highs and investor enthusiasm was on an uptrend. Then, during the second half of the fiscal year, concerns over the strength of the recovery, based on weakening U.S. economic data, ongoing financial crises in Europe and signs of slowing growth in emerging market economies, weighed on capital markets.

TOP TEN HOLDINGS(1) (at September 30, 2011)
Apple, Inc.	1.7%
International Business Machines Corp.	1.2
Microsoft Corp.	1.1
Chevron Corp.	1.1
Pfizer, Inc.	0.9
Intel Corp.	0.9
JPMorgan Chase & Co.	0.9
Verizon Communications, Inc.	0.8
Wal-Mart Stores, Inc.	0.8
Philip Morris International, Inc.	0.8

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

Against this bifurcated backdrop, U.S. equities (as measured by the S&P 500 Index) managed to eke out modest performance overall while international equities (as measured by the MSCI EAFE Index) delivered negative performance for the annual period. Within the equity markets broadly, economically-sensitive, cyclical sectors started the annual period with strong performance but reversed course in 2011 as more traditionally defensive areas of the market — utilities, consumer staples and health care — led the way. Financials, industrials and materials stocks succumbed to selling pressure driven by concerns over the slowing global economic landscape. Emerging markets equities showed they were not immune to the slowdown in the developed world, as they shed approximately 16.15% during the annual period, as measured by the MSCI Emerging Markets Index.

Fixed income markets fared better than equities. The Barclays Capital U.S. Aggregate Bond Index, a broad benchmark for U.S. fixed income returns, was up 5.26% for the annual period, as driven by investor risk aversion and as led by U.S. Treasuries. U.S. Treasury bonds with intermediate to long-term maturities posted returns in the range of approximately 6% to 10% for the annual period. Performance of non-Treasury sectors was mixed. U.S. inflation-protected securities, agency-related debt and investment grade corporate debt were among the better performing fixed income sectors. High yield corporate bonds, global bonds and emerging market bonds still produced positive returns overall but trailed in comparison.

As we sought to position the Fund more conservatively amid growing economic uncertainty and a maturing equity rally that had seen small-cap and mid-cap stocks significantly outperform large-cap stocks for more than two years, we implemented our most significant tactical asset allocation decisions in the Fund during the annual period beginning in January 2011. Over the first seven months of 2011, we gradually increased the Fund’s weighting to large-cap equities while reducing its exposure to small-cap and mid-cap equities. We also decreased the Fund’s exposure to international developed and emerging markets equities, which had been among the market leaders during the recovery from early 2009 lows. These tactical allocation strategies contributed positively to the Fund’s results, as large-cap stocks significantly outperformed mid-cap and small-cap stocks during the third quarter 2011 market downturn. Similarly, international equities, both in developed markets and emerging markets, underperformed U.S. equities during the third calendar quarter and year-to-date 2011 time periods.

6	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

On the fixed income side, we reduced the Fund’s exposure to investment grade corporate bonds during 2011 year-to-date, while increasing its allocation to mortgage-backed securities. This tactical allocation strategy modestly detracted from the Fund’s performance, as U.S. investment grade corporate bonds outperformed mortgage-backed securities by a small margin during these months.

Security selection within each of the asset classes generated mixed results. Within the large-cap equity sub-portfolio, security selection within the health care, consumer discretionary and information technology sectors contributed positively to the Fund’s results, while stock selection in the financials, industrials and materials sectors detracted. The individual holdings that contributed most within the large-cap equity sub-portfolio were biotechnology firm Biogen Idec, HMO provider UnitedHealth Group and medical products manufacturer Baxter International. Stocks that disappointed most within this equity sub-portfolio were insurance company Lincoln National, diversified banking institution JPMorgan Chase and supplemental insurance company AFLAC. Within the mid-cap equity sub-portfolio, individual stock selection in the consumer discretionary, utilities and consumer staples sectors added value, while stock selection in the financials, energy and information technology sectors was weaker. From an individual security selection perspective, holdings in recreational vehicle manufacturer Polaris Industries, rent-to-own merchandise store operator Rent-A-Center and discount retailer Dollar Tree contributed most positively to the Fund’s results. Detracting most were positions in investment management firm Waddell & Reed, apartment real estate investment trust (REIT) Essex Property Trust and insurance

We remain diligent in our research and quantitative approach as we seek the most efficient balance between risk and reward for our investors.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

company Protective Life. Within the small-cap equity sub-portfolio, security selection in the health care, energy and consumer discretionary sectors boosted the Fund’s relative performance, while stock selection in the financials, industrials and information technology sectors detracted most. Individual holdings that boosted the small-cap equity sub-portfolio’s results most were pharmaceutical companies Savient Pharmaceuticals and Hi-Tech Pharmacal and medical information systems provider Computer Programs & Systems. Positions that hurt most within the sub-portfolio were commercial bank Wilshire Bancorp, multi-line insurance company Horace Mann Educators and single tenant REIT Getty Realty.

Within the fixed income sub-portfolio, U.S. Treasury securities, inflation-protected securities, investment grade corporate bonds, agency debt and asset-backed securities provided some of the best returns for the Fund. Emerging market debt, global bonds and U.S. high yield corporate bonds performed well during the first half of the fiscal year but weakened and thus detracted during the second half. Neither duration nor yield curve positioning had a material impact on the resulting performance of the fixed income segment of the Fund during the annual period.

Changes to the Fund’s portfolio

As indicated earlier when discussing our tactical asset allocation decisions, we gradually increased the Fund’s weighting in large-cap equities while bringing down its exposure to small-cap and mid-cap equities, as we sought to position the Fund’s portfolio more conservatively amid growing economic uncertainty and a maturing smaller-cap equity rally. We also reduced the Fund’s exposure to international developed and emerging markets equities. On the fixed income side, we decreased exposure to investment grade corporate bonds and increased the Fund’s allocation to mortgage-backed securities. With government bond yields falling to record low levels, we maintained the Fund with only modest positions in U.S. Treasury securities and in cash. Overall, the Fund’s portfolio turnover rate for the annual period was 142%.*

Our future strategy

Generally speaking, we believe the U.S. economy can muddle along with slow but sustainable growth for the near term, although some economic indicators at the end of the annual period were signaling that the slowdown may be threatening to turn into a recession. That said, in the event a new

8	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

recession does take hold, we believe it would not cause a dramatic downturn in U.S. corporate earnings and thus would not be as severe as that seen in 2008-2009.

Given this view, we currently remain cautious in our asset allocation policy based on the lack of visibility many companies have with respect to the near-term economic climate and heightened volatility. We remain diligent as we seek the most efficient balance between risk and reward for our investors.

Anwiti Bahuguna, Ph.D. Portfolio Manager	Colin Moore Portfolio Manager

Kent Peterson, Ph.D. Portfolio Manager	Marie Schofield, CFA® Portfolio Manager

*	A significant portion of the turnover was the result of “roll” transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	9

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Strategic Allocation Fund Class A shares (from 10/1/01 to 9/30/11) as compared to the performance of the Standard & Poor’s 500 Index, and a Blended Index consisting of the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Morgan Stanley Capital International (MSCI) EAFE Index. In comparing the Fund’s Class A shares to the indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at September 30, 2011
	1 year	3 years	5 years	10 years
Columbia Strategic Allocation Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,402	$10,031	$9,362	$13,837
Average annual total return	-5.98%	+0.10%	-1.31%	+3.30%
S&P 500 Index(1)
Cumulative value of $10,000	$10,114	$10,373	$9,424	$13,200
Average annual total return	+1.14%	+1.23%	-1.18%	+2.82%
Blended Index(2)
Cumulative value of $10,000	$10,151	$11,322	$11,065	$15,895
Average annual total return	+1.51%	+4.23%	+2.04%	+4.74%
Barclays Capital U.S. Aggregate Bond Index(3)
Cumulative value of $10,000	$10,526	$12,587	$13,717	$17,349
Average annual total return	+5.26%	+7.97%	+6.53%	+5.66%
MSCI EAFE Index(4)
Cumulative value of $10,000	$9,106	$9,803	$8,588	$17,052
Average annual total return	-8.94%	-0.66%	-3.00%	+5.48%

Results for other share classes can be found on page 3.

10	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

(1)

The Standard & Poor’s 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

(2)

The Blended Index consists of 45% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Bond Index and 15% MSCI EAFE Index. The Barclays Capital U.S. Aggregate Bond Index and the MSCI EAFE Index are shown in the table because they are separate components of the Blended Index.

(3)

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

(4)

The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australiasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	11

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

12	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

April 1, 2011 — September 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	907.50	1,019.45	5.36	5.67	1.12
Class B	1,000.00	1,000.00	903.80	1,015.69	8.92	9.45	1.87
Class C	1,000.00	1,000.00	903.50	1,015.69	8.92	9.45	1.87
Class I	1,000.00	1,000.00	909.50	1,021.76	3.16	3.35	0.66
Class R	1,000.00	1,000.00	906.20	1,018.35	6.40	6.78	1.34
Class R4	1,000.00	1,000.00	908.30	1,020.36	4.50	4.76	0.94
Class Z	1,000.00	1,000.00	909.00	1,020.61	4.26	4.51	0.89

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments

Columbia Strategic Allocation Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 55.1%

CONSUMER DISCRETIONARY 6.1%
Auto Components 0.4%
American Axle & Manufacturing Holdings, Inc.(a)(b)	3,600	$27,468
Autoliv, Inc.(b)	11,580	561,630
Cooper Tire & Rubber Co.	1,220	13,286
Dana Holding Corp.(a)	6,000	63,000
Exedy Corp.(c)	17,800	674,025
Hankook Tire Co., Ltd.(c)	4,971	167,311
Hyundai Mobis(c)	1,250	354,045
Lear Corp.	3,400	145,860
NHK Spring Co., Ltd.(c)	65,000	574,328
Nokian Renkaat OYJ(c)	3,847	115,171
Superior Industries International, Inc.(b)	12,800	197,760
Tenneco, Inc.(a)	6,078	155,658
TRW Automotive Holdings Corp.(a)	12,675	414,853

Total		3,464,395
Automobiles 0.3%
Bayerische Motoren Werke AG(c)	6,309	416,780
Fuji Heavy Industries Ltd.(c)	178,000	1,045,128
General Motors Co.(a)(b)	18,200	367,276
Hyundai Motor Co.(c)	1,842	322,014
PT Astra International Tbk(c)	14,130	101,008
Tofas Turk Otomobil Fabrikasi AS(c)	46,350	164,429

Total		2,416,635
Distributors —%
PT Sumber Alfaria Trijaya Tbk(c)	305,500	127,703
Diversified Consumer Services 0.8%
Apollo Group, Inc., Class A(a)	128,500	5,089,885
Bridgepoint Education, Inc.(a)(b)	19,100	333,104
CPI Corp.	800	4,960
H&R Block, Inc.	8,000	106,480
ITT Educational Services, Inc.(a)(b)	8,800	506,704
Lincoln Educational Services Corp.	30,550	247,149
Sotheby’s	7,450	205,397
Weight Watchers International, Inc.(b)	9,200	535,900

Total		7,029,579

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER DISCRETIONARY (cont.)
Hotels, Restaurants & Leisure —%
Multimedia Games Holdings Co., Inc.(a)	31,200	$126,048
Six Flags Entertainment Corp.(b)	4,600	127,512

Total		253,560
Household Durables 0.2%
Arnest One Corp.(c)	73,600	760,741
Forbo Holding AG(a)(b)(c)	1,239	485,773
Tempur-Pedic International, Inc.(a)(b)	1,900	99,959

Total		1,346,473
Internet & Catalog Retail 0.2%
GS Home Shopping, Inc.(c)	760	67,752
Netflix, Inc.(a)	600	67,896
priceline.com, Inc.(a)	3,700	1,663,002

Total		1,798,650
Leisure Equipment & Products 0.1%
Arctic Cat, Inc.(a)(b)	25,980	376,450
Giant Manufacturing Co., Ltd.(c)	27,000	99,390
JAKKS Pacific, Inc.(b)	8,499	161,056
Polaris Industries, Inc.	3,400	169,898
Sturm Ruger & Co., Inc.	15,500	402,690

Total		1,209,484
Media 1.4%
Comcast Corp., Class A	138,100	2,886,290
DIRECTV, Class A(a)	118,324	4,999,189
DISH Network Corp., Class A(a)	48,041	1,203,907
EW Scripps Co., Class A(a)(b)	10,100	70,700
PChome Online, Inc.(c)	10,000	58,347
Sinclair Broadcast Group, Inc., Class A	29,200	209,364
Time Warner Cable, Inc.	34,400	2,155,848

Total		11,583,645
Multiline Retail 0.2%
Clicks Group Ltd.(c)	37,160	172,220
Dillard’s, Inc., Class A(b)	3,807	165,528
Dollar Tree, Inc.(a)	11,000	826,210
Golden Eagle Retail Group Ltd.(b)(c)	27,670	56,401
Macy’s, Inc.	4,000	105,280
SACI Falabella(c)	15,010	119,837

Total		1,445,476

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER DISCRETIONARY (cont.)
Specialty Retail 2.3%
Aaron’s, Inc.	36,100	$911,525
Advance Auto Parts, Inc.	1,400	81,340
Aeropostale, Inc.(a)(b)	4,300	46,483
ANN, Inc.(a)(b)	16,780	383,255
AutoZone, Inc.(a)	15,600	4,979,364
Belle International Holdings Ltd.(c)	145,000	249,979
Buckle, Inc. (The)(b)	4,100	157,686
Cato Corp. (The), Class A(b)	14,196	320,262
Childrens Place Retail Stores, Inc. (The)(a)(b)	754	35,084
Cia Hering(c)	7,180	119,715
Destination Maternity Corp.(b)	13,400	172,458
EDION Corp.(b)(c)	80,100	670,452
Express, Inc.	19,080	387,133
Finish Line, Inc., Class A (The)	1,900	37,981
GameStop Corp., Class A(a)(b)	8,000	184,800
Home Product Center PCL, Foreign Registered Shares(c)	448,812	134,159
Limited Brands, Inc.	142,302	5,480,050
Mr. Price Group Ltd.(c)	14,199	117,675
Pier 1 Imports, Inc.(a)	6,200	60,636
PT Ace Hardware Indonesia Tbk(c)	547,500	204,659
Rent-A-Center, Inc.	21,196	581,830
Ross Stores, Inc.	46,100	3,627,609
Sally Beauty Holdings, Inc.(a)	3,400	56,440
Select Comfort Corp.(a)(b)	3,500	48,895
Stage Stores, Inc.	16,100	223,307
Statoil Fuel & Retail ASA(a)(c)	86,134	634,037

Total		19,906,814
Textiles, Apparel & Luxury Goods 0.2%
Coach, Inc.	600	31,098
LG Fashon Corp.(c)	16,340	553,469
Titan Industries Ltd.(c)	27,000	114,659
Trinity Ltd.(c)	168,334	132,931
Warnaco Group, Inc. (The)(a)	1,218	56,138
Youngone Corp.(c)	54,200	894,372

Total		1,782,667
TOTAL CONSUMER DISCRETIONARY		52,365,081

CONSUMER STAPLES 5.4%
Beverages 0.5%
Carlsberg A/S, Class B(c)	11,820	700,445
Cia de Bebidas das Americas, ADR(c)	9,250	283,512
Coca-Cola Bottling Co. Consolidated(b)	1,900	105,374

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER STAPLES (cont.)
Beverages (cont.)
Coca-Cola Enterprises, Inc.	100,408	$2,498,151
Cott Corp.(a)(c)	59,288	403,751
Fomento Economico Mexicano SAB de CV, ADR(b)(c)	2,130	138,067
San Miguel Corp.(c)	94,710	249,985

Total		4,379,285
Food & Staples Retailing 1.9%
CP ALL PCL, Foreign Registered Shares(c)	79,480	122,005
Drogasil SA(c)	22,020	131,048
Eurocash SA(c)	10,310	72,982
George Weston Ltd.(c)	18,072	1,193,935
Koninklijke Ahold NV(c)	102,572	1,206,265
Kroger Co. (The)	83,610	1,836,076
Magnit OJSC, GDR(a)(c)(d)	7,860	149,000
Nash Finch Co.	1,500	40,395
President Chain Store Corp.(c)	33,819	190,464
Puregold Price Club, Inc.(a)(c)(g)	276,200	78,959
Safeway, Inc.	23,900	397,457
Seven & I Holdings Co., Ltd.(c)	31,733	889,479
Spartan Stores, Inc.	8,500	131,580
Wal-Mart Stores, Inc.	133,850	6,946,815
Walgreen Co.	89,800	2,953,522

Total		16,339,982
Food Products 0.9%
Cal-Maine Foods, Inc.(b)	4,809	151,147
Hershey Co. (The)	77,991	4,620,187
Hormel Foods Corp.	3,888	105,054
Marine Harvest ASA(b)(c)	1,041,433	453,873
Nestlé SA, Registered Shares(c)	25,146	1,384,355
PT Nippon Indosari Corpindo Tbk(c)	363,500	122,337
Smithfield Foods, Inc.(a)	300	5,850
Tyson Foods, Inc., Class A	46,900	814,184
Universal Robina Corp.(c)	134,250	126,865

Total		7,783,852
Household Products 0.3%
Kimberly-Clark Corp.	27,780	1,972,658
LG Household & Health Care Ltd.(c)	345	155,086
McBride PLC(c)	142,787	266,081
Oil-Dri Corp. of America	1,800	33,444

Total		2,427,269

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER STAPLES (cont.)
Personal Products 0.1%
Dabur India Ltd.(c)	76,540	$160,098
Nu Skin Enterprises, Inc., Class A(b)	13,888	562,742
Revlon, Inc., Class A(a)	10,200	125,664
Usana Health Sciences, Inc.(a)(b)	3,600	99,000

Total		947,504
Tobacco 1.7%
Altria Group, Inc.	16,797	450,328
Imperial Tobacco Group PLC(c)	22,760	768,095
ITC Ltd.(c)	33,680	135,674
Lorillard, Inc.(b)	51,900	5,745,330
Philip Morris International, Inc.	107,536	6,708,096
PT Gudang Garam Tbk(c)	23,570	139,384
Universal Corp.(b)	4,900	175,714

Total		14,122,621
TOTAL CONSUMER STAPLES		46,000,513

ENERGY 5.6%
Energy Equipment & Services 0.8%
Core Laboratories NV(b)(c)	6,706	602,400
National Oilwell Varco, Inc.	74,225	3,801,804
Oceaneering International, Inc.	7,000	247,380
Patterson-UTI Energy, Inc.	15,800	273,972
PHI, Inc.(a)	20,000	382,800
Pioneer Drilling Co.(a)(b)	8,000	57,440
RPC, Inc.(b)	6,000	97,920
SEACOR Holdings, Inc.	5,600	449,176
Shinko Plantech Co., Ltd.(c)	88,700	829,744

Total		6,742,636
Oil, Gas & Consumable Fuels 4.8%
Apache Corp.	46,456	3,727,630
Arch Coal, Inc.	12,000	174,960
Chevron Corp.(e)	94,094	8,705,577
China Shenhua Energy Co., Ltd., Class H(c)	70,500	276,434
Cimarex Energy Co.	1,031	57,427
Cloud Peak Energy, Inc.(a)	22,300	377,985
CNOOC Ltd.(c)	84,000	135,063
ConocoPhillips	78,751	4,986,513
CVR Energy, Inc.(a)	5,900	124,726
Devon Energy Corp.	11,700	648,648
Energen Corp.	14,200	580,638
Exxon Mobil Corp.	50,411	3,661,351
Green Plains Renewable Energy, Inc.(a)	6,900	64,377
James River Coal Co.(a)(b)	14,900	94,913

Issuer	Shares	Value
Common Stocks (continued)

ENERGY (cont.)
Oil, Gas & Consumable Fuels (cont.)
Japan Petroleum Exploration Co.(c)	20,600	$748,812
Lukoil OAO, ADR(c)	5,360	270,147
Marathon Oil Corp.	95,900	2,069,522
Noble Energy, Inc.	400	28,320
NovaTek OAO, GDR(c)(d)	2,430	278,985
OGX Petroleo e Gas Participacoes SA(a)(c)	12,720	78,407
Pacific Rubiales Energy Corp.(c)	5,340	113,129
Patriot Coal Corp.(a)(b)	4,300	36,378
Peabody Energy Corp.	21,400	725,032
PetroChina Co., Ltd., Class H(c)	356,000	431,222
PT Harum Energy Tbk(c)	162,380	129,467
Rosneft Oil Co., GDR(c)	136,085	790,605
Royal Dutch Shell PLC, Class B(c)	85,888	2,672,383
S-Oil Corp.(c)	801	69,115
Sasol Ltd.(c)	4,860	199,316
Stone Energy Corp.(a)	16,375	265,439
Tesoro Corp.(a)	100,111	1,949,161
Total SA(b)(c)	42,522	1,876,046
VAALCO Energy, Inc.(a)	15,000	72,900
Valero Energy Corp.(e)	190,000	3,378,200
W&T Offshore, Inc.	22,100	304,096
Western Refining, Inc.(a)	15,000	186,900
World Fuel Services Corp.(b)	11,739	383,278
Yanzhou Coal Mining Co., Ltd., Class H(c)	279,800	595,361

Total		41,268,463
TOTAL ENERGY		48,011,099

FINANCIALS 8.8%
Capital Markets 1.1%
Arlington Asset Investment Corp., Class A(b)	9,900	238,095
BlackRock, Inc.	2,700	399,627
Credit Suisse Group AG(a)(c)	23,801	622,663
Franklin Resources, Inc.	40,093	3,834,495
GAMCO Investors, Inc., Class A(b)	2,600	102,414
Gladstone Investment Corp.	36,400	247,520
ICAP PLC(c)	94,842	604,534
Intermediate Capital Group PLC(c)	180,937	601,641
MCG Capital Corp.(b)	16,000	63,360
NGP Capital Resources Co.(b)	29,300	191,622
T Rowe Price Group, Inc.(b)	35,185	1,680,787

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Capital Markets (cont.)
TICC Capital Corp.(b)	14,100	$115,197
Waddell & Reed Financial, Inc., Class A	26,600	665,266

Total		9,367,221
Commercial Banks 1.8%
KeyCorp	158,083	937,432
Australia & New Zealand Banking Group Ltd.(c)	77,632	1,440,943
Banco Bradesco SA, ADR(c)	10,090	149,231
Industrial & Commercial Bank of China, Class H(c)	180,020	86,930
International Bancshares Corp.(b)	21,400	281,410
Itaú Unibanco Holding SA, ADR(c)	28,540	442,941
MainSource Financial Group, Inc.(b)	25,900	225,848
PT Bank Tabungan Pensiunan Nasional Tbk(a)(c)	183,500	68,800
Banco Latinoamericano de Comercio Exterior SA, Class E(c)	19,900	303,077
Enterprise Financial Services Corp.	16,100	218,799
Punjab National Bank(c)	7,190	139,218
Republic Bancorp, Inc., Class A(b)	25,600	453,376
Sumitomo Mitsui Financial Group, Inc.(c)	49,900	1,405,962
Svenska Handelsbanken AB, Class A(c)	29,222	743,587
Center Financial Corp.(a)	31,100	145,859
Banco Santander SA(c)	157,114	1,284,547
Bangkok Bank PCL, Foreign Registered Shares(c)	59,500	268,049
BNP Paribas SA(c)	14,812	583,928
Bank of China Ltd., Class H(c)	1,828,740	565,486
Century Bancorp, Inc., Class A	700	16,254
China Construction Bank Corp., Class H(c)	348,190	210,598
CIMB Group Holdings Bhd(c)	92,360	200,165
Fifth Third Bancorp	24,900	251,490
HDFC Bank Ltd., ADR(c)	8,540	248,941
HSBC Holdings PLC(c)	216,417	1,657,604
Huntington Bancshares, Inc.	40,900	196,320
ICICI Bank Ltd., ADR(b)(c)	10,747	373,136
MidWestOne Financial Group, Inc.	18,400	263,856

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Commercial Banks (cont.)
Metropolitan Bank & Trust(c)	179,248	$267,901
Kasikornbank PCL, Foreign Registered Shares(c)	86,940	324,211
Turkiye Garanti Bankasi AS(c)	80,838	312,827
Virginia Commerce Bancorp, Inc.(a)(b)	47,700	279,999
West Bancorporation, Inc.(b)	3,600	30,528
First Merchants Corp.(b)	7,000	49,350
Nara Bancorp, Inc.(a)(b)	1,900	11,533
PT Bank Mandiri Tbk(c)	261,000	184,525
DBS Group Holdings Ltd.(c)	71,000	636,661

Total		15,261,322
Consumer Finance 1.1%
Discover Financial Services	249,564	5,724,998
Capital One Financial Corp.(b)	87,800	3,479,514
Nelnet, Inc., Class A	16,600	311,748
World Acceptance Corp.(a)(b)	4,800	268,560

Total		9,784,820
Diversified Financial Services 1.1%
Fubon Financial Holding Co., Ltd.(c)	237,541	245,294
AMMB Holdings Bhd(c)	165,800	298,733
BM&FBovespa SA(c)	31,164	143,700
JPMorgan Chase & Co.	233,558	7,034,767
Citigroup, Inc.	41,355	1,059,515
NASDAQ OMX Group, Inc. (The)(a)	11,400	263,796
Leucadia National Corp.	4,700	106,596
Moody’s Corp.(b)	6,700	204,015

Total		9,356,416
Insurance 2.0%
Legal & General Group PLC(c)	453,179	676,833
American Equity Investment Life Holding Co.	37,800	330,750
Lincoln National Corp.	161,596	2,525,745
Zurich Financial Services AG(a)(c)	5,557	1,157,548
Axis Capital Holdings Ltd.(c)	25,244	654,829
Delphi Financial Group, Inc., Class A	17,100	367,992
FBL Financial Group, Inc., Class A(b)	10,000	266,200
Protective Life Corp.	15,814	247,173
Prudential Financial, Inc.	62,907	2,947,822
Reinsurance Group of America, Inc.	17,000	781,150
Sampo OYJ, Class A(c)	40,347	1,013,415
Allianz SE, Registered Shares(c)	6,731	630,892

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Insurance (cont.)
Aflac, Inc.	120,440	$4,209,378
CNO Financial Group, Inc.(a)(b)	33,749	182,582
Hartford Financial Services Group, Inc.	35,500	572,970
Meadowbrook Insurance Group, Inc.(b)	4,502	40,113
Principal Financial Group, Inc.	10,600	240,302
Symetra Financial Corp.	3,700	30,155
Dongbu Insurance Co., Ltd.(c)	2,270	97,868
ProAssurance Corp.(b)	2,800	201,656

Total		17,175,373
Real Estate Investment Trusts (REITs) 1.3%
American Campus Communities, Inc.(b)	11,600	431,636
American Capital Agency Corp.	9,300	252,030
Annaly Capital Management, Inc.	34,500	573,735
Anworth Mortgage Asset Corp.	60,900	414,120
Apartment Investment & Management Co., Class A	4,567	101,022
Apollo Commercial Real Estate Finance, Inc.	4,400	57,948
BGP Holdings PLC(c)(f)(g)	581,000	1
Capstead Mortgage Corp.(b)	6,518	75,218
Colonial Properties Trust	7,000	127,120
CubeSmart	15,300	130,509
CYS Investments, Inc.(b)	3,200	38,688
DuPont Fabros Technology, Inc.(b)	1,100	21,659
Equity Lifestyle Properties, Inc.	6,200	388,740
Equity Residential	14,600	757,302
Getty Realty Corp.(b)	6,700	96,614
Gladstone Commercial Corp.(b)	7,400	116,032
Highwoods Properties, Inc.	4,300	121,518
Home Properties, Inc.	1,500	85,140
Hospitality Properties Trust	11,400	242,022
Japan Retail Fund Investment Corp.(c)	394	633,475
Kimco Realty Corp.(b)	35,000	526,050
Lexington Realty Trust(b)	30,400	198,816
MFA Financial, Inc.	65,485	459,705
Mid-America Apartment Communities, Inc.	3,500	210,770
NorthStar Realty Finance Corp.	4,100	13,530
PS Business Parks, Inc.	1,700	84,218
Public Storage	1,300	144,755
Rayonier, Inc.	20,250	744,997
Resource Capital Corp.(b)	10,000	50,000

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Real Estate Investment Trusts (REITs) (cont.)
Simon Property Group, Inc.(b)	31,876	$3,505,722
Sun Communities, Inc.(b)	12,000	422,280

Total		11,025,372
Real Estate Management & Development 0.4%
BR Malls Participacoes SA(c)	11,760	117,835
CB Richard Ellis Group, Inc.(a)(e)	19,909	267,975
China Vanke Co., Ltd., Class B(c)	97,196	83,510
Forest City Enterprises, Inc., Class A(a)(b)	52,700	561,782
Hongkong Land Holdings Ltd.(c)	149,000	660,157
Huaku Development Co., Ltd.(c)	400,915	846,460
Sobha Developers Ltd.(c)	15,160	66,783
Swire Pacific Ltd., Class A(c)	50,000	513,744

Total		3,118,246
Thrifts & Mortgage Finance —%
BofI Holding, Inc.(a)	5,480	73,761
TOTAL FINANCIALS		75,162,531

HEALTH CARE 6.4%
Biotechnology 0.4%
Amgen, Inc.	27,729	1,523,709
Astex Pharmaceuticals(a)(b)	39,400	75,648
AVEO Pharmaceuticals, Inc.(a)(b)	12,200	187,758
Biogen Idec, Inc.(a)	465	43,315
Gilead Sciences, Inc.(a)	8,613	334,184
Maxygen, Inc.(b)	20,800	113,776
Myriad Genetics, Inc.(a)(b)	19,800	371,052
PDL BioPharma, Inc.(b)	61,200	339,660
Progenics Pharmaceuticals, Inc.(a)	10,500	60,270
Spectrum Pharmaceuticals, Inc.(a)(b)	11,200	85,456

Total		3,134,828
Health Care Equipment & Supplies 0.7%
Align Technology, Inc.(a)	2,100	31,857
Arthrocare Corp.(a)	1,000	28,770
Baxter International, Inc.(b)	60,448	3,393,551
Cantel Medical Corp.	7,600	160,512
CR Bard, Inc.	11,300	989,202
Greatbatch, Inc.(a)	500	10,005
Hartalega Holdings Bhd(c)	44,600	76,368
Invacare Corp.	9,600	221,184
Masimo Corp.	6,600	142,890
Orthofix International NV(a)(c)	1,000	34,510
Sirona Dental Systems, Inc.(a)	1,700	72,097
St. Shine Optical Co., Ltd.(c)	8,000	97,653

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

HEALTH CARE (cont.)
Health Care Equipment & Supplies (cont.)
Varian Medical Systems, Inc.(a)	4,100	$213,856
West Pharmaceutical Services, Inc.(b)	1,400	51,940
Zimmer Holdings, Inc.(a)	6,200	331,700

Total		5,856,095
Health Care Providers & Services 1.2%
AMERIGROUP Corp.(a)	10,251	399,891
AmerisourceBergen Corp.	7,200	268,344
Amil Participacoes SA(c)	12,780	113,170
Corvel Corp.(a)(b)	4,200	178,500
Five Star Quality Care, Inc.(a)(b)	6,900	17,250
Humana, Inc.	15,200	1,105,496
Kindred Healthcare, Inc.(a)	9,100	78,442
Life Healthcare Group Holdings Ltd.(c)	58,605	139,969
Lincare Holdings, Inc.(b)	6,000	135,000
Magellan Health Services, Inc.(a)	5,878	283,907
Miraca Holdings, Inc.(c)	29,900	1,314,217
Molina Healthcare, Inc.(a)	4,600	71,024
National Research Corp.	4,691	155,460
Odontoprev SA(c)	7,946	116,469
Providence Service Corp. (The)(a)(b)	5,900	62,835
Sunrise Senior Living, Inc.(a)(b)	14,900	68,987
U.S. Physical Therapy, Inc.	1,900	35,188
UnitedHealth Group, Inc.	116,690	5,381,743
WellCare Health Plans, Inc.(a)	6,900	262,062

Total		10,187,954
Health Care Technology —%
MedQuist, Inc.	4,300	35,067
Life Sciences Tools & Services 0.1%
Agilent Technologies, Inc.(a)	9,500	296,875
Bruker Corp.(a)	2,000	27,060
Covance, Inc.(a)	13,800	627,210

Total		951,145
Pharmaceuticals 4.0%
Abbott Laboratories	28,600	1,462,604
AstraZeneca PLC(c)	7,439	330,139
AstraZeneca PLC, ADR(c)	25,961	1,151,630
Bristol-Myers Squibb Co.	104,998	3,294,837
Depomed, Inc.(a)(b)	36,000	194,400
Eli Lilly & Co.	149,115	5,512,781
Forest Laboratories, Inc.(a)	29,900	920,621
GlaxoSmithKline PLC(c)	51,107	1,054,598
Impax Laboratories, Inc.(a)	12,100	216,711
ISTA Pharmaceuticals, Inc.(a)	7,800	26,910

Issuer	Shares	Value
Common Stocks (continued)

HEALTH CARE (cont.)
Pharmaceuticals (cont.)
Jazz Pharmaceuticals, Inc.(a)(b)	700	$29,064
Johnson & Johnson(b)	43,270	2,756,732
Medicines Co. (The)(a)	19,900	296,112
Merck & Co., Inc.	83,677	2,737,075
Novartis AG, Registered Shares(c)	13,576	758,378
Par Pharmaceutical Companies, Inc.(a)	10,090	268,596
Pfizer, Inc.	435,387	7,697,642
Pharmstandard, GDR(a)(c)(d)	4,080	77,969
Pozen, Inc.(a)	9,700	23,377
PT Kalbe Farma Tbk(c)	199,490	73,037
Questcor Pharmaceuticals, Inc.(a)	7,568	206,304
Roche Holding AG, Genusschein Shares(c)	12,027	1,942,506
Sanofi(c)	22,881	1,505,039
Santen Pharmaceutical Co., Ltd.(c)	18,907	794,630
Viropharma, Inc.(a)(b)	17,456	315,430
Warner Chilcott PLC, Class A(a)(c)	42,300	604,890

Total		34,252,012
TOTAL HEALTH CARE		54,417,101
INDUSTRIALS 6.3%
Aerospace & Defense 2.0%
BAE Systems PLC(c)	210,409	869,024
Ceradyne, Inc.(a)	1,129	30,359
Cubic Corp.	8,700	339,909
General Dynamics Corp.	61,900	3,521,491
L-3 Communications Holdings, Inc.	4,900	303,653
Lockheed Martin Corp.(b)	42,826	3,110,881
MTU Aero Engines Holding AG(c)	12,081	753,355
National Presto Industries, Inc.(b)	2,453	213,190
Northrop Grumman Corp.	23,198	1,210,008
Raytheon Co.	51,636	2,110,363
Saab AB, Class B(c)	27,824	499,157
United Technologies Corp.	56,118	3,948,462

Total		16,909,852
Air Freight & Logistics —%
Air Transport Services Group, Inc.(a)	20,200	87,466
Airlines 0.1%
Alaska Air Group, Inc.(a)	611	34,393
Copa Holdings SA, Class A(c)	2,270	139,083
Hawaiian Holdings, Inc.(a)(b)	21,261	89,509
U.S. Airways Group, Inc.(a)(b)	13,600	74,800
United Continental Holdings, Inc.(a)(b)	8,000	155,040

Total		492,825

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Building Products —%
AAON, Inc.(b)	20,649	$325,222
Commercial Services & Supplies 0.8%
Aeon Delight Co., Ltd.(c)	41,800	897,101
AT Cross Co., Class A(a)(b)	2,500	28,200
Avery Dennison Corp.	19,900	499,092
Brink’s Co. (The)	17,600	410,256
Courier Corp.(b)	14,700	96,138
Deluxe Corp.	22,400	416,640
G&K Services, Inc., Class A	9,300	237,522
Multiplus SA(c)	9,820	141,744
Pitney Bowes, Inc.(b)	121,513	2,284,444
Rollins, Inc.	22,500	420,975
RR Donnelley & Sons Co.	64,600	912,152
United Stationers, Inc.	11,200	305,200

Total		6,649,464
Construction & Engineering 0.4%
China Communications Construction Co., Ltd., Class H(c)	1,096,560	712,084
CTCI Corp.(c)	707,000	845,713
Dycom Industries, Inc.(a)	8,500	130,050
KBR, Inc.	57,033	1,347,690

Total		3,035,537
Electrical Equipment 0.2%
Brady Corp., Class A	1,100	29,073
Mitsubishi Electric Corp.(c)	107,000	947,792
Schneider Electric SA(c)	15,234	815,256
Vicor Corp.	5,400	47,250

Total		1,839,371
Industrial Conglomerates 1.3%
Alfa SAB de CV, Class A(c)	7,060	72,542
DCC PLC(c)	30,212	758,892
General Electric Co.	249,053	3,795,568
Raven Industies, Inc.(b)	8,600	414,520
Seaboard Corp.	127	228,853
Siemens AG, Registered Shares(c)	13,565	1,220,448
Tredegar Corp.	11,000	163,130
Tyco International Ltd.(c)	105,165	4,285,474

Total		10,939,427
Machinery 0.4%
3D Systems Corp.(a)	5,300	74,147
Airtac International Group(c)	6,000	33,888
Clarcor, Inc.	2,900	120,002
Dover Corp.	5,200	242,320
Eaton Corp.	19,600	695,800
Gorman-Rupp Co.(b)	7,525	185,792

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Machinery (cont.)
Hiwin Technologies Corp.(c)	8,090	$54,858
Hyundai Heavy Industries Co., Ltd.(c)	200	46,434
Joy Global, Inc.	1,555	97,001
NN, Inc.(a)(b)	7,800	39,390
Parker Hannifin Corp.	14,500	915,385
Sany Heavy Equipment International Holdings Co., Ltd.(b)(c)	90,000	71,137
Sauer-Danfoss, Inc.(a)	2,000	57,800
Scania AB, Class B(c)	42,081	601,228

Total		3,235,182
Professional Services 0.6%
Corporate Executive Board Co. (The)	2,300	68,540
Dun & Bradstreet Corp. (The)	67,600	4,141,176
Insperity, Inc.	14,500	322,625
Towers Watson & Co.(b)	9,700	579,866
Verisk Analytics, Inc., Class A(a)	10,100	351,177

Total		5,463,384
Road & Rail 0.2%
Avis Budget Group, Inc.(a)	10,900	105,403
Globaltrans Investment PLC, GDR(c)(d)	9,120	123,923
Heartland Express, Inc.(b)	17,300	234,588
JSL SA(c)	25,180	112,224
Localiza Rent a Car SA(c)	12,690	167,445
Werner Enterprises, Inc.(b)	24,100	502,003

Total		1,245,586
Trading Companies & Distributors 0.3%
Applied Industrial Technologies, Inc.	11,500	312,340
Barloworld Ltd.(c)	16,110	120,073
ITOCHU Corp.(c)	87,200	833,268
Kloeckner & Co. SE(c)	30,510	375,624
Mills Estruturas e Servicos de Engenharia SA(c)	8,270	77,455
Mitsui & Co., Ltd.(c)	54,800	793,793
United Rentals, Inc.(a)(b)	10,262	172,812
WW Grainger, Inc.	1,600	239,264

Total		2,924,629
Transportation Infrastructure —%
China Merchants Holdings International Co., Ltd.(c)	48,000	128,698
TOTAL INDUSTRIALS		53,276,643

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY 8.8%
Communications Equipment 0.1%
Comtech Telecommunications Corp.(b)	800	$22,472
HTC Corp.(c)	4,250	93,317
Plantronics, Inc.(b)	13,971	397,475

Total		513,264
Computers & Peripherals 2.3%
Apple, Inc.(a)	36,045	13,739,633
Catcher Technology Co., Ltd.(c)	24,000	137,410
Dell, Inc.(a)(b)	313,500	4,436,025
Foxconn Technology Co., Ltd.(c)	25,900	82,576
Lenovo Group Ltd.(c)	136,000	90,937
Synaptics, Inc.(a)(b)	4,400	105,160
Western Digital Corp.(a)	50,299	1,293,690

Total		19,885,431
Electronic Equipment, Instruments & Components 0.4%
Agilysys, Inc.(a)(b)	200	1,426
Brightpoint, Inc.(a)	32,500	299,325
China High Precision Automation Group Ltd.(b)(c)	212,000	80,497
Daktronics, Inc.(b)	2,400	20,592
Electro Rent Corp.(b)	8,700	120,147
FUJIFILM Holdings Corp.(c)	27,400	636,790
Hitachi Ltd.(c)	178,093	884,065
Hon Hai Precision Industry Co., Ltd.(c)	33,419	74,472
Littelfuse, Inc.	2,137	85,929
Murata Manufacturing Co., Ltd.(b)(c)	9,300	504,936
SFA Engineering Corp.(c)	2,950	143,554
Tong Hsing Electronic Industries Ltd.(c)	10,000	23,215
Vishay Intertechnology, Inc.(a)(b)	76,538	639,858

Total		3,514,806
Internet Software & Services 0.2%
Baidu, Inc., ADR(a)(c)	1,180	126,154
Dena Co., Ltd.(b)(c)	14,269	597,750
j2 Global Communications, Inc.	11,000	295,900
Liquidity Services, Inc.(a)	5,800	186,006
Rackspace Hosting, Inc.(a)	300	10,242
SINA Corp.(a)(b)(c)	1,779	127,394
Tencent Holdings Ltd.(c)	3,500	72,597
Travelzoo, Inc.(a)(b)	4,700	103,353
ValueClick, Inc.(a)(b)	18,100	281,636

Total		1,801,032
IT Services 1.8%
Acxiom Corp.(a)	11,700	124,488
CACI International, Inc., Class A(a)	7,000	349,580
Cielo SA(c)	4,043	89,020

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
IT Services (cont.)
Global Payments, Inc.(b)	17,300	$698,747
International Business Machines Corp.	57,304	10,029,919
Jack Henry & Associates, Inc.	1,700	49,266
Lender Processing Services, Inc.(b)	8,400	114,996
Mastercard, Inc., Class A	3,000	951,480
MAXIMUS, Inc.(b)	8,700	303,630
SK C&C Co., Ltd.(c)	450	54,553
Syntel, Inc.	8,100	349,839
TeleTech Holdings, Inc.(a)	28,984	441,716
TNS, Inc.(a)(b)	3,300	62,040
Total System Services, Inc.	18,300	309,819
Unisys Corp.(a)	4,600	72,174
Western Union Co. (The)	59,900	915,871

Total		14,917,138
Office Electronics 0.1%
Canon, Inc.(c)	22,300	1,012,555
Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc.(a)	59,384	301,671
Altera Corp.	500	15,765
Amkor Technology, Inc.(a)(b)	1,100	4,796
Analog Devices, Inc.	12,000	375,000
Atmel Corp.(a)	60,600	489,042
Avago Technologies Ltd.(c)	27,100	888,067
Cabot Microelectronics Corp.(a)	2,100	72,219
Duksan Hi-Metal Co., Ltd.(a)(c)	5,269	119,002
Entegris, Inc.(a)	68,800	438,944
Giga Solar Materials Corp.(c)	4,000	44,983
GT Advanced Technologies, Inc.(a)(b)	33,400	234,468
Hynix Semiconductor, Inc.(c)	9,950	175,579
Intel Corp.(b)	330,772	7,055,367
Kulicke & Soffa Industries, Inc.(a)	27,900	208,134
Lam Research Corp.(a)	22,800	865,944
Linear Technology Corp.	2,000	55,300
MediaTek, Inc.(c)	5,000	54,368
Micrel, Inc.(b)	34,000	321,980
Micron Technology, Inc.(a)	288,400	1,453,536
Novellus Systems, Inc.(a)	14,800	403,448
Photronics, Inc.(a)(b)	15,800	78,684
RF Micro Devices, Inc.(a)	11,200	71,008
Samsung Electronics Co., Ltd.(c)	2,067	1,443,296
Spreadtrum Communications, Inc., ADR(c)	9,870	177,167
Taiwan Semiconductor Manufacturing Co., Ltd.(c)	108,530	244,275
Taiwan Semiconductor Manufacturing Co., Ltd., ADR(c)	13,900	158,877
Teradyne, Inc.(a)(b)	311,445	3,429,009
Texas Instruments, Inc.	64,225	1,711,596

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Semiconductors & Semiconductor Equipment (cont.)
TriQuint Semiconductor, Inc.(a)	7,600	$38,152
Veeco Instruments, Inc.(a)(b)	9,500	231,800

Total		21,161,477
Software 1.4%
ACI Worldwide, Inc.(a)	8,600	236,844
BMC Software, Inc.(a)	16,700	643,952
Factset Research Systems, Inc.(b)	3,100	275,807
Fair Isaac Corp.	12,900	281,607
Intuit, Inc.(a)	3,200	151,808
Kingdee International Software Group Co., Ltd.(b)(c)	352,400	131,679
Manhattan Associates, Inc.(a)	12,900	426,732
Microsoft Corp.	359,889	8,957,637
MicroStrategy, Inc., Class A(a)(b)	1,100	125,477
Nintendo Co., Ltd.(b)(c)	3,500	514,282
Renaissance Learning, Inc.	8,300	139,274
TeleNav, Inc.(a)(b)	19,200	170,304
Totvs SA(c)	6,280	105,376
VASCO Data Security International, Inc.(a)(b)	15,800	80,738

Total		12,241,517
TOTAL INFORMATION TECHNOLOGY		75,047,220
MATERIALS 2.8%
Chemicals 1.3%
Asian Paints Ltd.(c)	1,723	110,899
BASF SE(c)	25,259	1,539,926
Capro Corp.(c)	3,220	66,217
CF Industries Holdings, Inc.	9,800	1,209,222
Cheil Industries, Inc.(c)	1,850	128,259
Clariant AG, Registered Shares(a)(c)	69,806	630,696
Eastman Chemical Co.	57,201	3,919,985
Ferro Corp.(a)	19,100	117,465
Formosa Chemicals & Fibre Corp.(c)	74,000	190,152
Georgia Gulf Corp.(a)	3,700	51,171
Hawkins, Inc.(b)	2,300	73,232
Hitachi Chemical Co., Ltd.(c)	39,400	650,475
Innophos Holdings, Inc.(b)	3,645	145,326
Innospec, Inc.(a)(b)	1,800	43,578
LG Chem Ltd.(c)	803	212,847
Mexichem SA de CV(c)	54,310	163,301
Minerals Technologies, Inc.	6,100	300,547
NewMarket Corp.(b)	3,317	503,753
OM Group, Inc.(a)	900	23,373
Petronas Chemicals Group Bhd(c)	65,900	113,714
PPG Industries, Inc.	5,800	409,828
TPC Group, Inc.(a)	3,500	70,280
TSRC Corp.(c)	52,800	115,223
Uralkali, GDR(c)(d)	1,400	47,782

Total		10,837,251

Issuer	Shares	Value
Common Stocks (continued)

MATERIALS (cont.)
Construction Materials —%
Anhui Conch Cement Co., Ltd., Class H(b)(c)	24,650	$66,954
China National Building Material Co., Ltd., Class H(c)	80,000	67,419
PT Indocement Tunggal Prakarsa Tbk(c)	95,750	150,773

Total		285,146
Containers & Packaging —%
Boise, Inc.	4,800	24,816
Metals & Mining 1.2%
Aurubis AG(b)(c)	17,150	867,097
BHP Billiton Ltd.(c)	47,890	1,585,660
Centerra Gold, Inc.(c)	35,886	668,132
Cliffs Natural Resources, Inc.	9,771	499,982
First Quantum Minerals Ltd.(c)	29,067	386,950
Freeport-McMoRan Copper & Gold, Inc.	161,378	4,913,960
Gold Fields Ltd., ADR(b)(c)	8,930	136,808
Hecla Mining Co.(a)	3,600	19,296
Materion Corp.(a)(b)	2,556	57,970
Mechel, ADR(b)(c)	3,700	37,703
POSCO(c)	299	92,141
Tata Steel Ltd.(c)	8,030	67,658
Vale SA(c)	29,780	673,129
Walter Energy, Inc.	4,600	276,046

Total		10,282,532
Paper & Forest Products 0.3%
Buckeye Technologies, Inc.	17,000	409,870
Clearwater Paper Corp.(a)(b)	74	2,514
Domtar Corp.(b)	7,900	538,543
International Paper Co.	11,700	272,025
Svenska Cellulosa AB, Class B(c)	77,688	945,930

Total		2,168,882
TOTAL MATERIALS		23,598,627
TELECOMMUNICATION SERVICES 2.3%
Diversified Telecommunication Services 1.6%
AT&T, Inc.	92,488	2,637,758
China Unicom Hong Kong Ltd.(c)	74,000	150,451
Chunghwa Telecom Co., Ltd., ADR(c)	6,690	220,770
General Communication, Inc., Class A(a)(b)	900	7,380
Neutral Tandem, Inc.(a)	2,400	23,232
Tele2 AB, Class B(c)	45,495	824,029
Telecomunicacoes de Sao Paulo SA, ADR(c)	27,592	729,808
Telefonica SA(c)	22,080	423,159

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

TELECOMMUNICATION SERVICES (cont.)
Diversified Telecommunication Services (cont.)
Telenor ASA(c)	69,705	$1,075,075
Verizon Communications, Inc.(b)	189,249	6,964,363

Total		13,056,025
Wireless Telecommunication Services 0.7%
Advanced Information Service PCL, Foreign Registered Shares(c)	151,100	618,140
America Movil SAB de CV, Class L, ADR(b)(c)	4,460	98,477
Bharti Airtel Ltd.(c)	20,540	157,787
Freenet AG(c)	95,089	1,110,768
Millicom International Cellular SA, SDR(c)	930	92,676
MTN Group Ltd.(c)	16,876	275,698
NTT DoCoMo, Inc.(b)(c)	433	788,947
SoftBank Corp.(c)	38,500	1,126,512
Telephone & Data Systems, Inc.(b)	23,979	509,554
Total Access Communication PCL, NVDR, Foreign Registered Shares(c)	61,100	144,515
U.S.A. Mobility, Inc.(b)	31,112	410,679
United States Cellular Corp.(a)(b)	5,100	202,215
Vodafone Group PLC(c)	268,293	691,467

Total		6,227,435
TOTAL TELECOMMUNICATION SERVICES		19,283,460
UTILITIES 2.6%
Electric Utilities 1.3%
E.ON AG(c)	43,803	950,352
Edison International	16,600	634,950
El Paso Electric Co.	17,000	545,530
Enel SpA(c)	264,720	1,168,531
Entergy Corp.	13,615	902,538
Exelon Corp.(b)	127,003	5,411,598
Fortum OYJ(c)	45,898	1,080,386
Portland General Electric Co.	25,300	599,357

Total		11,293,242
Gas Utilities 0.2%
Atmos Energy Corp.	29,300	950,785
Chesapeake Utilities Corp.(b)	9,000	360,990
ENN Energy Holdings Ltd.(c)	85,900	277,877
PT Perusahaan Gas Negara Tbk(c)	1,487,170	446,990
Southwest Gas Corp.	1,100	39,787
Towngas China Co., Ltd.(c)	120,000	60,011

Total		2,136,440
Independent Power Producers & Energy Traders 0.4%
Aboitiz Power Corp.(c)	265,760	171,849
AES Corp. (The)(a)	324,857	3,170,604

Total		3,342,453

Issuer	Shares	Value
Common Stocks (continued)

UTILITIES (cont.)
Multi-Utilities 0.7%
AGL Energy Ltd.(b)(c)	63,842	$875,371
Centrica PLC(c)	179,485	827,357
NSTAR	21,600	967,896
OGE Energy Corp.	20,600	984,474
Public Service Enterprise Group, Inc.	57,254	1,910,566

Total		5,565,664
TOTAL UTILITIES		22,337,799
Total Common Stocks
(Cost: $488,824,064)		$469,500,074

Preferred Stocks 0.2%
CONSUMER STAPLES 0.1%
Food Products —%
Bunge Ltd., 4.875%(c)	3,300	$300,448
Household Products 0.1%
Henkel AG & Co. KGaA(c)	21,028	1,118,104
TOTAL CONSUMER STAPLES		1,418,552
ENERGY 0.1%
Oil, Gas & Consumable Fuels 0.1%
Petroleo Brasileiro SA(c)	51,550	523,656
TOTAL ENERGY		523,656

MATERIALS —%
Metals & Mining —%
Gerdau SA(c)	9,470	66,886
TOTAL MATERIALS		66,886
Total Preferred Stocks
(Cost: $2,310,524)		$2,009,094

Convertible Preferred Stocks 0.8%
CONSUMER DISCRETIONARY 0.1%
Auto Components —%
Goodyear Tire & Rubber Co., (The), 5.875%	6,500	$252,281
Automobiles 0.1%
General Motors Co., 4.750%	14,500	506,594
TOTAL CONSUMER DISCRETIONARY		758,875

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	23

Portfolio of Investments (continued)

Issuer	Shares	Value
Convertible Preferred Stocks (continued)

CONSUMER STAPLES 0.1%
Food Products 0.1%
2009 Dole Food Automatic Common Exchange Security Trust, 7.000%(a)(d)(f)	25,500	$249,821
TOTAL CONSUMER STAPLES		249,821

ENERGY 0.1%
Oil, Gas & Consumable Fuels 0.1%
Apache Corp., 6.000%	6,000	309,750
Chesapeake Energy Corp., 5.000%	5,500	477,812
Energy XXI Bermuda Ltd., 5.625%(c)	580	148,003
Whiting Petroleum Corp., 6.250%	950	159,600

Total		1,095,165
TOTAL ENERGY		1,095,165

FINANCIALS 0.3%
Capital Markets —%
UBS AG, 6.750%(c)	4,360	101,762
UBS AG, 9.375%(c)	8,000	95,860

Total		197,622
Commercial Banks 0.1%
Fifth Third Bancorp, 8.500%	3,700	477,763
Diversified Financial Services 0.1%
AMG Capital Trust II, 5.150%	2,800	104,650
Citigroup, Inc., 7.500%	7,100	569,278

Total		673,928
Insurance —%
MetLife, Inc., 5.000%	4,500	255,240
Real Estate Investment Trusts (REITs) 0.1%
Alexandria Real Estate Equities, Inc., 7.000%	27,000	654,750
Health Care REIT, Inc., 6.500%	10,200	483,862

Total		1,138,612
TOTAL FINANCIALS		2,743,165
HEALTH CARE —%
Health Care Providers & Services —%
Omnicare Captial Trust II, 4.000%	5,400	221,400
TOTAL HEALTH CARE		221,400

INDUSTRIALS 0.1%
Airlines —%
Continental Airlines Finance Trust II, 6.000%	4,500	151,313

Issuer	Shares	Value
Convertible Preferred Stocks (continued)

INDUSTRIALS (cont.)
Professional Services 0.1%
Nielsen Holdings NV, 6.250%(c)	5,500	$292,105
Road & Rail —%
2010 Swift Mandatory Common Exchange Security Trust, 6.000%(d)	28,500	213,294
TOTAL INDUSTRIALS		656,712
UTILITIES 0.1%
Electric Utilities 0.1%
Great Plains Energy, Inc., 12.000%	2,800	168,000
PPL Corp., 8.750%	5,820	316,666
PPL Corp., 9.500%	7,000	388,430

Total		873,096
TOTAL UTILITIES		873,096
Total Convertible Preferred Stocks (Cost: $7,870,862)		$6,598,234

Exchange-Traded Funds —%
iShares MSCI Emerging Markets Index Fund(b)	9,864	$345,930
Total Exchange-Traded Funds (Cost: $402,002)		$345,930

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) 16.7%

Aerospace & Defense 0.2%
ADS Tactical, Inc. Senior Secured(d)
04/01/18	11.000%	$395,000	$386,112
Bombardier, Inc. Senior Notes(c)(d)
03/15/20	7.750%	150,000	159,750
Ducommun, Inc. Senior Notes(d)
07/15/18	9.750%	38,000	37,905
Huntington Ingalls Industries, Inc.(d)
03/15/18	6.875%	149,000	138,570
03/15/21	7.125%	71,000	65,853
Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	422,000	419,890

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Aerospace & Defense (cont.)
Oshkosh Corp.
03/01/20	8.500%	$255,000	$247,350

Total			1,455,430
Automotive 0.1%
Accuride Corp. Senior Secured
08/01/18	9.500%	44,000	40,480
Chrysler Group LLC/Co-Issuer, Inc. Senior Secured(d)
06/15/21	8.250%	111,000	85,748
Dana Holding Corp. Senior Unsecured
02/15/19	6.500%	55,000	53,075
02/15/21	6.750%	228,000	219,450
Delphi Corp.(b)(d)
05/15/19	5.875%	75,000	69,750
Delphi Corp.(d)
05/15/21	6.125%	50,000	46,500
International Automotive Components Group SL Senior Secured(c)(d)
06/01/18	9.125%	23,000	21,505
Lear Corp.
03/15/20	8.125%	320,000	343,200
Visteon Corp. Senior Notes(d)
04/15/19	6.750%	247,000	230,327

Total			1,110,035
Banking 1.5%
Banco Cruzeiro do Sul SA Senior Unsecured(c)(d)
01/20/16	8.250%	200,000	187,552
Bank of America Corp. Senior Unsecured
05/13/21	5.000%	3,070,000	2,738,913
Citigroup, Inc. Senior Unsecured
03/05/38	6.875%	1,065,000	1,156,297
Goldman Sachs Group, Inc. (The) Senior Unsecured
06/15/20	6.000%	2,620,000	2,695,102
07/27/21	5.250%	255,000	251,561
JPMorgan Chase & Co. Senior Unsecured(b)
08/15/21	4.350%	2,600,000	2,627,313
Lloyds Banking Group PLC(c)(d)
11/29/49	6.267%	206,000	90,640

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Banking (cont.)
Morgan Stanley Senior Unsecured
01/25/21	5.750%	$2,405,000	$2,212,761
Wells Fargo & Co. Senior Unsecured
04/01/21	4.600%	650,000	694,789

Total			12,654,928
Brokerage —%
E*Trade Financial Corp. Senior Unsecured
06/01/16	6.750%	174,000	173,565
Senior Unsecured PIK
11/30/17	12.500%	30,000	33,825
Nuveen Investments, Inc.
11/15/15	10.500%	55,000	50,738

Total			258,128
Building Materials 0.1%
Building Materials Corp. of America Senior Notes(d)
05/01/21	6.750%	229,000	217,550
Euramax International, Inc. Senior Secured(d)
04/01/16	9.500%	170,000	136,425
Interface, Inc.
12/01/18	7.625%	56,000	56,000
Nortek, Inc.(d)
12/01/18	10.000%	29,000	26,825
04/15/21	8.500%	167,000	134,435

Total			571,235
Chemicals 0.2%
CF Industries, Inc.
05/01/18	6.875%	21,000	23,363
05/01/20	7.125%	236,000	268,450
Chemtura Corp.
09/01/18	7.875%	50,000	49,000
Dow Chemical Co. (The) Senior Unsecured
11/15/20	4.250%	645,000	648,465
Hexion U.S. Finance Corp./Nova Scotia ULC Secured
11/15/20	9.000%	47,000	34,427
Senior Secured
02/01/18	8.875%	434,000	358,050
Lyondell Chemical Co. Senior Secured(d)
11/01/17	8.000%	260,000	280,150

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	25

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Chemicals (cont.)
MacDermid, Inc.(d)
04/15/17	9.500%	$125,000	$115,625
Nalco Co.(d)
01/15/19	6.625%	178,000	194,910
Polypore International, Inc.
11/15/17	7.500%	185,000	185,925

Total			2,158,365
Construction Machinery 0.1%
Case New Holland, Inc.
12/01/17	7.875%	193,000	205,545
Columbus McKinnon Corp.
02/01/19	7.875%	69,000	66,930
Manitowoc Co., Inc. (The)
02/15/18	9.500%	130,000	126,750
Neff Rental LLC/Finance Corp. Secured(d)
05/15/16	9.625%	217,000	190,960
RSC Equipment Rental, Inc./Holdings III LLC
02/01/21	8.250%	105,000	90,825
United Rentals North America, Inc.
12/15/19	9.250%	218,000	225,630
United Rentals North America, Inc.(b)
09/15/20	8.375%	229,000	210,107

Total			1,116,747
Consumer Cyclical Services —%
Garda World Security Corp. Senior Unsecured(c)(d)
03/15/17	9.750%	139,000	141,085
Goodman Networks, Inc. Senior Secured(d)
07/01/18	12.125%	139,000	130,660
West Corp.
10/01/18	8.625%	115,000	111,838

Total			383,583
Consumer Products 0.1%
Central Garden and Pet Co.
03/01/18	8.250%	245,000	236,425
Sealy Mattress Co.(b)
06/15/14	8.250%	111,000	104,617
Spectrum Brands Holdings, Inc. Senior Secured
06/15/18	9.500%	272,000	289,680
Visant Corp.
10/01/17	10.000%	114,000	105,450

Total			736,172

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Diversified Manufacturing 0.1%
Amsted Industries, Inc. Senior Notes(d)
03/15/18	8.125%	$225,000	$232,312
CPM Holdings, Inc. Senior Secured
09/01/14	10.625%	224,000	237,440
Tomkins LLC/Inc. Secured(d)
10/01/18	9.000%	171,000	174,420
WireCo WorldGroup, Inc.(d)
05/15/17	9.750%	280,000	282,800

Total			926,972
Electric 3.0%
AES Corp. (The) Senior Unsecured
06/01/20	8.000%	55,000	55,000
AES Corp. (The)(d) Senior Notes
07/01/21	7.375%	188,000	177,660
Appalachian Power Co. Senior Unsecured
03/30/21	4.600%	1,425,000	1,541,269
Arizona Public Service Co. Senior Unsecured
09/01/41	5.050%	210,000	228,872
CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	2,000,000	1,965,000
Calpine Corp. Senior Secured(d)
02/15/21	7.500%	300,000	289,500
CenterPoint Energy Houston Electric LLC
03/01/14	7.000%	1,895,000	2,128,209
DTE Energy Co. Senior Unsecured
05/15/14	7.625%	1,300,000	1,486,239
Dolphin Subsidiary II, Inc.(d)(i) Senior Unsecured
10/15/16	6.500%	63,000	62,212
10/15/21	7.250%	37,000	35,890
Dominion Resources, Inc. Senior Unsecured
06/15/18	6.400%	1,301,000	1,564,957
08/01/33	5.250%	2,095,000	2,377,540
Duke Energy Corp. Senior Unsecured
09/15/14	3.950%	2,040,000	2,167,149
Duke Energy Ohio, Inc. 1st Mortgage
04/01/19	5.450%	850,000	1,021,698

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Electric (cont.)
Edison Mission Energy Senior Unsecured
05/15/17	7.000%	$250,000	$148,750
Energy Future Intermediate Holding Co. LLC/Finance, Inc. Senior Secured
12/01/20	10.000%	166,000	161,850
GenOn Energy, Inc. Senior Unsecured(b)
10/15/18	9.500%	129,000	121,260
Nevada Power Co.
05/15/18	6.500%	2,710,000	3,251,835
Oncor Electric Delivery Co. LLC Senior Secured
01/15/15	6.375%	1,190,000	1,360,531
Pacific Gas & Electric Co. Senior Unsecured(b)
10/01/20	3.500%	60,000	61,500
Progress Energy, Inc. Senior Unsecured
12/01/19	4.875%	245,000	272,792
Progress Energy, Inc.(b) Senior Unsecured
01/15/21	4.400%	1,560,000	1,672,988
Tampa Electric Co. Senior Unsecured
05/15/18	6.100%	1,692,000	2,040,625
Toledo Edison Co. (The) Senior Secured
05/15/37	6.150%	550,000	658,747
TransAlta Corp. Senior Unsecured(c)
01/15/15	4.750%	1,000,000	1,063,719

Total			25,915,792
Entertainment 0.1%
AMC Entertainment, Inc.
06/01/19	8.750%	105,000	103,163
Cinemark U.S.A., Inc
06/15/21	7.375%	36,000	34,020
Speedway Motorsports, Inc.
02/01/19	6.750%	207,000	197,167
Time Warner, Inc.(b)
03/29/41	6.250%	600,000	684,536
Vail Resorts, Inc.(d)
05/01/19	6.500%	44,000	43,340

Total			1,062,226
Environmental 0.1%
Waste Management, Inc.
06/30/20	4.750%	1,085,000	1,179,627

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Food and Beverage 0.7%
ARAMARK Holdings Corp. Senior Unsecured PIK(d)
05/01/16	8.625%	$66,000	$65,010
Cott Beverages, Inc.
09/01/18	8.125%	54,000	55,080
Darling International, Inc.
12/15/18	8.500%	40,000	43,100
Dean Foods Co.(b)
12/15/18	9.750%	70,000	70,875
Kraft Foods, Inc. Senior Unsecured
02/01/18	6.125%	2,470,000	2,899,264
MHP SA(c)(d)
04/29/15	10.250%	200,000	178,411
SABMiller PLC Senior Unsecured(c)(d)
07/15/18	6.500%	1,900,000	2,284,725

Total			5,596,465
Gaming 0.1%
Caesars Entertainment Operating Co., Inc. Senior Secured
06/01/17	11.250%	261,000	263,284
Caesars Entertainment Operating Co., Inc.(b) Secured
12/15/18	10.000%	102,000	60,690
MGM Resorts International Senior Secured
03/15/20	9.000%	105,000	108,150
MGM Resorts International(b) Senior Unsecured
03/01/18	11.375%	126,000	126,000
Penn National Gaming, Inc. Senior Subordinated Notes
08/15/19	8.750%	51,000	54,060
ROC Finance LLC/Corp. Secured(d)
09/01/18	12.125%	77,000	77,770
Seneca Gaming Corp.(d)
12/01/18	8.250%	165,000	158,812
Tunica-Biloxi Gaming Authority Senior Unsecured(d)
11/15/15	9.000%	82,000	82,410

Total			931,176
Gas Pipelines 1.5%
Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	782,000	886,447

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	27

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Gas Pipelines (cont.)
El Paso Corp. Senior Unsecured
06/01/18	7.250%	$10,000	$11,175
09/15/20	6.500%	361,000	388,978
Enterprise Products Operating LLC
02/01/16	3.200%	420,000	429,054
02/15/42	5.700%	200,000	210,441
Kinder Morgan Energy Partners LP Senior Unsecured
09/01/41	5.625%	560,000	549,922
Nisource Finance Corp.
09/15/20	5.450%	885,000	960,024
Northwest Pipeline GP Senior Unsecured
04/15/17	5.950%	1,375,000	1,633,773
Plains All American Pipeline LP/Finance Corp.
02/01/21	5.000%	2,065,000	2,176,882
Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	332,000	341,960
07/15/21	6.500%	251,000	252,255
Southern Natural Gas Co. Senior Unsecured(d)
04/01/17	5.900%	2,335,000	2,619,083
Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	50,000	49,500
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	1,750,000	2,032,468

Total			12,541,962
Health Care 0.5%
AMGH Merger Sub, Inc. Senior Secured(d)
11/01/18	9.250%	124,000	124,620
American Renal Associates Holdings, Inc. Senior Unsecured
03/01/16	9.750%	47,323	46,022
American Renal Holdings Co., Inc. Senior Secured
05/15/18	8.375%	190,000	190,950
CHS/Community Health Systems, Inc.
07/15/15	8.875%	165,000	162,112
ConvaTec Healthcare E SA Senior Unsecured (c)(d)
12/15/18	10.500%	249,000	219,120
Express Scripts, Inc.
05/15/16	3.125%	1,070,000	1,080,389
Fresenius Medical Care U.S. Finance, Inc.(b)(d)
09/15/18	6.500%	30,000	30,450

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Health Care (cont.)
HCA, Inc.
02/15/22	7.500%	$138,000	$127,305
Senior Secured
02/15/20	6.500%	106,000	103,615
02/15/20	7.875%	132,000	136,620
09/15/20	7.250%	363,000	366,630
Hanger Orthopedic Group, Inc.
11/15/18	7.125%	274,000	267,150
Healthsouth Corp.
02/15/20	8.125%	165,000	154,687
09/15/22	7.750%	13,000	11,798
InVentiv Health, Inc.(d)
08/15/18	10.000%	129,000	113,842
LifePoint Hospitals, Inc.
10/01/20	6.625%	159,000	156,615
Multiplan, Inc.(d)
09/01/18	9.875%	228,000	225,150
Omnicare, Inc.
06/01/20	7.750%	108,000	110,160
Radnet Management, Inc.
04/01/18	10.375%	40,000	37,000
Rural/Metro Corp. Senior Unsecured(d)
07/15/19	10.125%	111,000	105,728
STHI Holding Corp. Secured(d)
03/15/18	8.000%	63,000	60,795
Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	175,000	160,562
02/01/19	7.750%	102,000	90,908

Total			4,082,228
Home Construction —%
Shea Homes LP/Funding Corp. Senior Secured(d)
05/15/19	8.625%	205,000	168,100
Independent Energy 0.9%
Anadarko Petroleum Corp. Senior Unsecured
09/15/16	5.950%	1,220,000	1,334,435
09/15/17	6.375%	470,000	525,777
Antero Resources Finance Corp. Senior Notes(d)
08/01/19	7.250%	7,000	6,650
Bill Barrett Corp.
10/01/19	7.625%	41,000	40,283
Brigham Exploration Co.
10/01/18	8.750%	120,000	128,400
06/01/19	6.875%	40,000	39,000
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	334,000	327,320

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Independent Energy (cont.)
Chaparral Energy, Inc.
10/01/20	9.875%	$81,000	$81,000
09/01/21	8.250%	208,000	189,800
Chesapeake Energy Corp.
08/15/20	6.625%	622,000	640,660
Concho Resources, Inc.
10/01/17	8.625%	107,000	113,420
01/15/21	7.000%	53,000	52,735
Continental Resources, Inc.
04/01/21	7.125%	317,000	322,547
Devon Energy Corp. Senior Unsecured
07/15/41	5.600%	255,000	293,963
Goodrich Petroleum Corp.(d)
03/15/19	8.875%	140,000	135,100
Hilcorp Energy I LP/Finance Co. Senior Notes (d)
04/15/21	7.625%	272,000	273,360
Laredo Petroleum, Inc.(d)
02/15/19	9.500%	287,000	301,350
MEG Energy Corp.(c)(d)
03/15/21	6.500%	185,000	177,138
Oasis Petroleum, Inc. Senior Unsecured (d)
02/01/19	7.250%	193,000	188,658
Petrohawk Energy Corp.
06/01/19	6.250%	153,000	173,655
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	180,000	188,100
Range Resources Corp.
05/15/19	8.000%	265,000	290,175
Woodside Finance Ltd.(c)(d)
11/10/14	4.500%	1,950,000	2,070,848

Total			7,894,374
Integrated Energy 0.3%
Lukoil International Finance BV(b)(c)(d)
11/09/20	6.125%	450,000	417,749
Marathon Petroleum Corp. Senior Unsecured(d)
03/01/41	6.500%	735,000	792,925
Petro-Canada Senior Unsecured(c)
05/15/18	6.050%	1,030,000	1,196,436
Suncor Energy, Inc. Senior Unsecured (c)
06/01/18	6.100%	340,000	396,496

Total			2,803,606

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Life Insurance 0.3%
ING Groep NV(c)(j)
12/29/49	5.775%	$601,000	$440,232
Prudential Financial, Inc. Senior Unsecured
05/12/16	3.000%	830,000	812,204
12/01/17	6.000%	859,000	910,590

Total			2,163,026
Media Cable 0.8%
CCO Holdings LLC/Capital Corp.
01/15/19	7.000%	220,000	213,400
04/30/20	8.125%	377,000	393,965
CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	114,000	125,115
Cablevision Systems Corp. Senior Unsecured
09/15/17	8.625%	246,000	256,147
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(d)
11/15/17	8.625%	182,000	180,180
Comcast Corp.
02/15/18	5.875%	2,000,000	2,317,096
DISH DBS Corp.
09/01/19	7.875%	184,000	187,680
DISH DBS Corp.(d)
06/01/21	6.750%	96,000	91,680
Insight Communications Co., Inc. Senior Notes(d)
07/15/18	9.375%	120,000	136,800
Time Warner Cable, Inc.
05/01/17	5.850%	2,010,000	2,233,436
07/01/18	6.750%	960,000	1,117,110

Total			7,252,609
Media Non-Cable 0.9%
AMC Networks, Inc.(d)
07/15/21	7.750%	195,000	199,875
Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	244,000	181,170
Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	177,000	180,983
Cumulus Media, Inc.(b)(d)
05/01/19	7.750%	208,000	169,520
EH Holding Corp.(d)
06/15/21	7.625%	170,000	163,625
Senior Secured
06/15/19	6.500%	119,000	114,538

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	29

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Media Non-Cable (cont.)
Intelsat Jackson Holdings SA(c)(d)
10/15/20	7.250%	$304,000	$281,200
04/01/21	7.500%	55,000	51,150
Intelsat Luxembourg SA(c) PIK
02/04/17	11.500%	193,000	165,980
Intelsat Luxembourg SA(c)(d) PIK
02/04/17	11.500%	137,000	117,820
National CineMedia LLC Senior Unsecured
07/15/21	7.875%	141,000	139,590
News America, Inc.
02/15/41	6.150%	1,600,000	1,692,451
Nielsen Finance LLC/Co.
10/15/18	7.750%	323,000	329,460
RR Donnelley & Sons Co. Senior Unsecured
05/15/18	7.250%	95,000	85,856
Reed Elsevier Capital, Inc.
01/15/14	7.750%	530,000	594,117
Salem Communications Corp. Secured
12/15/16	9.625%	114,000	114,000
Sinclair Television Group, Inc. Secured(d)
11/01/17	9.250%	120,000	124,800
TCM Sub LLC(d)
01/15/15	3.550%	1,525,000	1,615,838
Thomson Reuters Corp.(c)
07/15/18	6.500%	925,000	1,097,347
Univision Communications, Inc.(d)
05/15/21	8.500%	88,000	68,200
Senior Secured
11/01/20	7.875%	200,000	184,000

Total			7,671,520
Metals 0.4%
Alpha Natural Resources, Inc.
06/01/19	6.000%	103,000	96,305
06/01/21	6.250%	103,000	96,048
ArcelorMittal Senior Unsecured(b)(c)
03/01/21	5.500%	1,450,000	1,299,272
Arch Coal, Inc.(d)
06/15/19	7.000%	275,000	261,250
06/15/21	7.250%	183,000	177,510
Calcipar SA Senior Secured(c)(d)
05/01/18	6.875%	75,000	64,875

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Metals (cont.)
Consol Energy, Inc.
04/01/20	8.250%	$248,000	$261,020
FMG Resources August 2006 Proprietary Ltd.(b)(c)(d)
02/01/18	6.875%	190,000	167,200
FMG Resources August 2006 Proprietary Ltd.(c)(d)
11/01/15	7.000%	202,000	190,890
02/01/16	6.375%	113,000	101,700
JMC Steel Group Senior Notes(d)
03/15/18	8.250%	156,000	146,640
Novelis, Inc.(c)
12/15/17	8.375%	45,000	44,550
12/15/20	8.750%	210,000	205,800
Rain CII Carbon LLC/Corp. Senior Secured(d)
12/01/18	8.000%	220,000	217,800

Total			3,330,860
Non-Captive Consumer 0.1%
SLM Corp. Senior Notes
01/25/16	6.250%	176,000	172,750
Senior Unsecured
03/25/20	8.000%	240,000	236,927
Springleaf Finance Corp. Senior Unsecured
09/15/17	6.500%	190,000	135,375
12/15/17	6.900%	312,000	219,180

Total			764,232
Non-Captive Diversified 0.8%
Ally Financial, Inc.
12/01/14	6.750%	568,000	543,150
03/15/20	8.000%	70,000	64,793
09/15/20	7.500%	145,000	131,225
CIT Group, Inc. Secured
05/01/17	7.000%	104,000	100,880
CIT Group, Inc.(b)(d) Secured
04/01/18	6.625%	200,000	193,500
CIT Group, Inc.(d) Secured
05/02/17	7.000%	276,000	267,720
Ford Motor Credit Co. LLC Senior Unsecured
05/15/18	5.000%	226,000	218,297
01/15/20	8.125%	170,000	192,857

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Non-Captive Diversified (cont.)
Ford Motor Credit Co. LLC (b) Senior Unsecured
02/01/21	5.750%	$420,000	$415,590
General Electric Capital Corp. Senior Unsecured
01/07/21	4.625%	3,685,000	3,824,488
International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	280,000	280,700
05/15/19	6.250%	138,000	119,949
12/15/20	8.250%	61,000	59,780
International Lease Finance Corp.(b) Senior Unsecured
03/15/17	8.750%	130,000	130,650

Total			6,543,579
Oil Field Services 0.2%
Novatek Finance Ltd.(c)(d)
02/03/21	6.604%	200,000	193,564
Offshore Group Investments Ltd.(c) Senior Secured
08/01/15	11.500%	255,000	262,650
Offshore Group Investments Ltd.(c)(d) Senior Secured
08/01/15	11.500%	85,000	88,814
Oil States International, Inc.(d)
06/01/19	6.500%	251,000	245,353
Weatherford International Ltd.(c)
09/15/40	6.750%	560,000	597,150

Total			1,387,531
Other Industry —%
Interline Brands, Inc.
11/15/18	7.000%	94,000	91,885
Packaging 0.2%
Ardagh Packaging Finance PLC(b)(c)(d)
10/15/20	9.125%	5,000	4,500
Ardagh Packaging Finance PLC(c)(d) Senior Secured
10/15/17	7.375%	270,000	257,850
Greif, Inc. Senior Unsecured
02/01/17	6.750%	53,000	53,265
Reynolds Group Issuer, Inc./LLC(d)
02/15/21	8.250%	212,000	166,420
Senior Secured
04/15/19	7.125%	438,000	407,340
08/15/19	7.875%	129,000	124,485

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Packaging (cont.)
Senior Unsecured
08/15/19	9.875%	$323,000	$284,240
Sealed Air Corp.(d)(i) Senior Unsecured
09/15/19	8.125%	42,000	42,420
09/15/21	8.375%	35,000	35,350

Total			1,375,870
Paper 0.1%
Cascades, Inc.(c)
12/15/17	7.750%	289,000	274,550
Graphic Packaging International, Inc.(b)
10/01/18	7.875%	120,000	123,600
Verso Paper Holdings LLC/Inc. Secured(b)
02/01/19	8.750%	261,000	180,090

Total			578,240
Pharmaceuticals 0.1%
Endo Pharmaceuticals Holdings, Inc.(d)
01/15/22	7.250%	78,000	78,195
Grifols, Inc. Senior Secured(d)
02/01/18	8.250%	233,000	233,000
Mylan, Inc.(d)
11/15/18	6.000%	190,000	184,775

Total			495,970
Railroads 0.4%
CSX Corp. Senior Unsecured
03/15/18	6.250%	2,090,000	2,518,170
Canadian Pacific Railway Co. Senior Unsecured(c)
05/15/18	6.500%	1,000,000	1,186,805

Total			3,704,975
Refining —%
United Refining Co. Senior Secured
02/28/18	10.500%	211,000	198,340
Restaurants 0.1%
Yum! Brands, Inc. Senior Unsecured
11/01/21	3.750%	1,245,000	1,249,202
Retailers 0.4%
Best Buy Co., Inc. Senior Unsecured
03/15/21	5.500%	870,000	790,502

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	31

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount		Value
Corporate Bonds & Notes(h) (continued)

Retailers (cont.)
Burlington Coat Factory Warehouse Corp.(d)
02/15/19	10.000%		$45,000	$38,250
CVS Caremark Corp. Senior Unsecured
06/01/17	5.750%		1,875,000	2,152,020
Limited Brands, Inc.
04/01/21	6.625%		105,000	105,788
QVC, Inc.(d) Senior Secured
10/01/19	7.500%		100,000	108,500
10/15/20	7.375%		160,000	173,200
Rite Aid Corp.(b)
06/15/17	9.500%		65,000	51,350
Senior Secured
08/15/20	8.000%		155,000	161,587
Toys R Us Property Co. II LLC Senior Secured
12/01/17	8.500%		225,000	219,375

Total				3,800,572
Sovereign 0.1%
Uruguay Government International Bond(c)
04/05/27	4.250%	UYU	9,726,846	452,456
Supranational 0.1%
European Investment Bank(c) Senior Unsecured
06/20/17	1.400%	JPY	42,100,000	570,460
01/18/27	2.150%	JPY	2,500,000	34,880

Total				605,340
Technology 0.3%
Amkor Technology, Inc. Senior Unsecured
05/01/18	7.375%		266,000	256,690
CDW LLC/Finance Corp.(d)
04/01/19	8.500%		281,000	243,065
Cardtronics, Inc.
09/01/18	8.250%		220,000	228,800
CommScope, Inc.(d)
01/15/19	8.250%		59,000	57,525
Equinix, Inc. Senior Unsecured
07/15/21	7.000%		70,000	69,650
First Data Corp.(b)
09/24/15	9.875%		131,000	109,713
First Data Corp.(d)
01/15/21	12.625%		170,000	125,800

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Technology (cont.)
Senior Secured
08/15/20	8.875%	$155,000	$145,700
Freescale Semiconductor, Inc. Senior Secured(c)(d)
04/15/18	9.250%	200,000	205,500
Interactive Data Corp.
08/01/18	10.250%	202,000	217,150
International Business Machines Corp. Senior Unsecured
07/22/16	1.950%	405,000	408,558
NXP BV/Funding LLC Senior Secured(c)(d)
08/01/18	9.750%	191,000	195,775
iGate Corp.(d)
05/01/16	9.000%	190,000	178,600

Total			2,442,526
Transportation Services 0.1%
AE Escrow Corp. Senior Unsecured(d)(i)
03/15/20	9.750%	151,000	144,960
ERAC U.S.A. Finance LLC (d)
10/15/37	7.000%	590,000	687,350
Hertz Corp. (The)(b)
01/15/21	7.375%	258,000	235,747

Total			1,068,057
Wireless 0.5%
Cricket Communications, Inc. Senior Secured
05/15/16	7.750%	220,000	220,825
Cricket Communications, Inc.(d) Senior Notes
10/15/20	7.750%	105,000	90,300
MetroPCS Wireless, Inc.
09/01/18	7.875%	220,000	214,500
11/15/20	6.625%	34,000	29,920
Rogers Communications, Inc.(c)
08/15/18	6.800%	570,000	689,497
SBA Telecommunications, Inc.
08/15/16	8.000%	275,000	288,063
08/15/19	8.250%	75,000	78,750
Sprint Nextel Corp. Senior Unsecured
08/15/17	8.375%	551,000	512,430
United States Cellular Corp. Senior Unsecured
12/15/33	6.700%	1,300,000	1,307,316

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Wireless (cont.)
Wind Acquisition Finance SA(c)(d) Secured
07/15/17	11.750%	$317,000	$269,450
Senior Secured
02/15/18	7.250%	231,000	196,350

Total			3,897,401
Wirelines 1.2%
AT&T, Inc. Senior Unsecured
02/15/39	6.550%	1,805,000	2,137,629
09/01/40	5.350%	230,000	240,420
08/15/41	5.550%	305,000	328,368
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	380,000	352,114
Cincinnati Bell, Inc.
10/15/17	8.250%	109,000	105,730
Embarq Corp. Senior Unsecured
06/01/36	7.995%	1,500,000	1,407,441
Frontier Communications Corp. Senior Unsecured
04/15/20	8.500%	354,000	343,380
Integra Telecom Holdings, Inc. Senior Secured(d)
04/15/16	10.750%	65,000	59,800
Level 3 Communications, Inc. Senior Unsecured(d)
02/01/19	11.875%	145,000	137,750
Level 3 Escrow, Inc. Senior Unsecured(b)(d)
07/01/19	8.125%	82,000	72,468
Level 3 Financing, Inc.
02/15/17	8.750%	194,000	178,722
02/01/18	10.000%	81,000	77,760
PAETEC Holding Corp.
12/01/18	9.875%	245,000	256,637
Senior Secured
06/30/17	8.875%	40,000	42,000
Telecom Italia Capital SA(c)
07/18/36	7.200%	625,000	571,336
Telefonica Emisiones SAU(c)
01/15/15	4.949%	1,580,000	1,558,819
Tw telecom holdings, inc.
03/01/18	8.000%	160,000	166,400

Issuer	Coupon Rate	Principal Amount	Value
Corporate Bonds & Notes(h) (continued)

Wirelines (cont.)
Verizon New York, Inc. Senior Unsecured
04/01/32	7.375%	$1,545,000	$1,909,351
Windstream Corp.
04/01/23	7.500%	226,000	210,745

Total			10,156,870
Total Corporate Bonds & Notes
(Cost: $144,382,336)			$142,778,212

Convertible Bonds 2.4%
Aerospace & Defense —%
Alliant Techsystems, Inc.(b)
08/15/24	3.000%	$320,000	$322,000
Automotive 0.1%
Ford Motor Co. Senior Unsecured
11/15/16	4.250%	100,000	129,860
Navistar International Corp. Senior Subordinated Notes
10/15/14	3.000%	280,000	277,900
TRW Automotive, Inc.
12/01/15	3.500%	100,000	135,313

Total			543,073
Brokerage —%
Knight Capital Group, Inc. Senior Subordinated Notes
03/15/15	3.500%	400,000	371,770
Building Materials —%
Cemex SAB de CV(c)(d) Subordinated Notes
03/15/16	3.250%	180,000	90,792
03/15/18	3.750%	180,000	88,992
MasTec, Inc.
06/15/14	4.000%	120,000	157,650

Total			337,434
Chemicals —%
ShengdaTech, Inc. Senior Notes(d)(f)(g)(k)
12/15/15	6.500%	180,000	26,825
Diversified Manufacturing 0.1%
Ingersoll-Rand Global Holding Co., Ltd.(c)
04/15/12	4.500%	70,000	112,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	33

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Diversified Manufacturing (cont.)
Sterlite Industries India Ltd. Senior Unsecured(c)
10/30/14	4.000%	$350,000	$294,438

Total			406,438
Entertainment —%
Take-Two Interactive Software, Inc. Senior Notes
06/01/14	4.375%	160,000	217,200
Environmental —%
Covanta Holding Corp. Senior Unsecured
06/01/14	3.250%	260,000	283,075

Total			283,075
Gaming 0.1%
MGM Resorts International(b)
04/15/15	4.250%	640,000	562,400
Health Care 0.3%
Alere, Inc. Senior Subordinated Notes(b)
05/15/16	3.000%	370,000	321,900
Gilead Sciences Inc Senior Unsecured
05/01/16	1.625%	700,000	797,083
Heartware International, Inc. Senior Unsecured
12/15/17	3.500%	150,000	148,875
Insulet Corp. Senior Unsecured
06/15/16	3.750%	230,000	209,719
Integra LifeSciences Holdings Corp. Senior Unsecured(d)
12/15/16	1.625%	170,000	154,089
NuVasive, Inc. Senior Unsecured
07/01/17	2.750%	350,000	294,110
Omnicare, Inc.
12/15/25	3.750%	170,000	190,188
Volcano Corp. Senior Unsecured
09/01/15	2.875%	180,000	217,566
WebMD Health Corp. Senior Unsecured(d)
03/31/16	2.250%	270,000	240,637

Total			2,574,167

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Home Construction —%
Lennar Corp. Senior Notes(d)
12/15/20	2.750%	$270,000	$248,445
Independent Energy 0.1%
Chesapeake Energy Corp.
11/15/35	2.750%	170,000	175,950
Endeavour International Corp.(d)
07/15/16	5.500%	80,000	65,508
Newpark Resources, Inc. Senior Unsecured
10/01/17	4.000%	200,000	185,600

Total			427,058
Lodging —%
Home Inns & Hotels Management, Inc. Senior Notes(c)(d)
12/15/15	2.000%	240,000	181,796
Media Cable —%
TiVo Inc. Senior Unsecured(d)
03/15/16	4.000%	220,000	247,775
Media Non-Cable —%
Liberty Interactive LLC Senior Unsecured
03/15/31	3.250%	400,000	313,000
Metals 0.1%
Horsehead Holding Corp. Senior Notes(d)
07/01/17	3.800%	180,000	158,733
Jaguar Mining, Inc. Senior Unsecured(c)(d)
03/31/16	5.500%	170,000	153,637
Metals (cont.)
James River Coal Co. Senior Unsecured
12/01/15	4.500%	350,000	283,019
Molycorp, Inc. Senior Unsecured(d)
06/15/16	3.250%	120,000	109,200
Steel Dynamics, Inc.(b)
06/15/14	5.125%	320,000	329,200

Total			1,033,789
Non-Captive Consumer 0.1%
DFC Global Corp. Senior Unsecured
04/01/28	3.000%	340,000	430,525

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Oil Field Services 0.1%
Hornbeck Offshore Services, Inc.(j)
11/15/26	1.625%	$460,000	$435,574
Other Financial Institutions 0.1%
Affiliated Managers Group, Inc. Senior Unsecured
08/15/38	3.950%	220,000	230,725
Ares Capital Corp. Senior Unsecured(d)
06/01/16	5.125%	350,000	325,062

Total			555,787
Other Industry 0.1%
Altra Holdings, Inc.(d)
03/01/31	2.750%	175,000	133,444
Central European Distribution Corp. Senior Unsecured(b)
03/15/13	3.000%	340,000	232,900
General Cable Corp.
11/15/13	0.875%	300,000	274,500
General Cable Corp.(j) Subordinated Notes
11/15/29	4.500%	100,000	90,000
WESCO International, Inc.
09/15/29	6.000%	80,000	113,400

Total			844,244
Pharmaceuticals 0.2%
Akorn, Inc. Senior Notes(d)
06/01/16	3.500%	170,000	190,825
Dendreon Corp. Senior Unsecured
01/15/16	2.875%	600,000	434,510
Human Genome Sciences, Inc. Subordinated Notes
08/15/12	2.250%	180,000	186,300
Mylan, Inc.
09/15/15	3.750%	200,000	290,000
Salix Pharmaceuticals Ltd. Senior Unsecured
05/15/15	2.750%	190,000	189,050
Vertex Pharmaceuticals, Inc. Senior Subordinated Notes
10/01/15	3.350%	130,000	149,175

Total			1,439,860

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Railroads —%
Greenbrier Companies, Inc. Senior Unsecured(d)
04/01/18	3.500%	$390,000	$278,616
REITs 0.1%
Digital Realty Trust LP(d)
04/15/29	5.500%	120,000	168,375
Forest City Enterprises, Inc. Senior Unsecured(d)
08/15/18	4.250%	260,000	212,810
Vornado Realty LP Senior Unsecured
04/15/25	3.875%	330,000	339,900

Total			721,085
Retailers —%
Charming Shoppes, Inc. Senior Unsecured
05/01/14	1.125%	380,000	326,800
Technology 0.7%
Advanced Micro Devices, Inc. Senior Unsecured
05/01/15	6.000%	420,000	410,550
CACI International, Inc. Senior Subordinated Notes
05/01/14	2.125%	230,000	253,000
Concur Technologies, Inc. Senior Unsecured(d)
04/15/15	2.500%	320,000	324,400
DST Systems, Inc. Senior Unsecured(j)
08/15/23	0.000%	370,000	421,800
Digital River, Inc. Senior Unsecured(d)
11/01/30	2.000%	400,000	347,609
EMC Corp. Senior Unsecured
12/01/12	1.750%	80,000	104,600
12/01/13	1.750%	520,000	733,850
Equinix, Inc. Subordinated Notes
10/15/14	3.000%	380,000	397,575
Ixia Senior Notes(d)
12/15/15	3.000%	180,000	158,544
Lam Research Corp. Senior Unsecured(d)
05/15/18	1.250%	200,000	185,449
Mentor Graphics Corp.(d)
04/01/31	4.000%	350,000	312,750

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	35

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Technology (cont.)
Micron Technology, Inc. Senior Unsecured(d)
08/01/31	1.500%	$270,000	$207,339
NetApp, Inc. Senior Unsecured
06/01/13	1.750%	250,000	303,125
Novellus Systems, Inc. Senior Notes(d)
05/15/41	2.625%	180,000	155,475
Nuance Communications, Inc. Senior Unsecured
08/15/27	2.750%	300,000	377,250
ON Semiconductor Corp.
12/15/26	2.625%	325,000	346,125
RightNow Technologies, Inc. Senior Unsecured(d)
11/15/30	2.500%	265,000	340,626
Rovi Corp. Senior Unsecured
02/15/40	2.625%	230,000	265,102
Salesforce.com, Inc. Senior Unsecured
01/15/15	0.750%	100,000	147,250

Total			5,792,419
Textile —%
Iconix Brand Group, Inc. Senior Subordinated Notes(d)
06/01/16	2.500%	350,000	323,302
Tobacco —%
Vector Group Ltd. Senior Unsecured(j)
06/15/26	3.875%	243,000	276,109
Transportation Services —%
DryShips, Inc. Senior Unsecured(c)
12/01/14	5.000%	470,000	289,638
Wireless 0.1%
InterDigital, Inc. Senior Unsecured(d)
03/15/16	2.500%	210,000	228,196
Leap Wireless International, Inc. Senior Unsecured(b)
07/15/14	4.500%	230,000	203,838

Total			432,034

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)

Wirelines 0.1%
Ciena Corp. Senior Unsecured(d)
10/15/18	3.750%	$350,000	$315,000
Comtech Telecommunications Corp. Senior Unsecured
05/01/29	3.000%	230,000	240,982

Total			555,982
Total Convertible Bonds
(Cost: $22,434,674)			$20,798,220

Residential Mortgage-Backed Securities - Agency(l) 12.2%

Federal Home Loan Mortgage Corp.(i)(m)
10/01/41	4.000%	$1,000,000	$1,046,562
10/01/41	6.000%	1,000,000	1,095,469
Federal Home Loan Mortgage Corp.(j)(m)(n) CMO IO Series 2008-36 Class YI
07/25/36	6.965%	2,692,201	438,312
CMO IO Series 3122 Class IS
03/15/36	6.471%	1,344,628	229,082
CMO IO Series 3280 Class SI
02/15/37	6.211%	1,065,841	160,793
CMO IO Series 3708 Class SA
05/15/40	6.221%	1,105,552	136,655
CMO IO Series 3761 Class KS
06/15/40	5.771%	630,992	104,362
CMO IO Series 3852 Class SW
05/15/41	5.771%	694,169	134,707
Federal Home Loan Mortgage Corp(m)
04/01/19- 07/01/38	5.500%	3,141,691	3,417,372
06/01/19	5.000%	815,007	881,305
09/01/20	4.500%	305,041	325,775
12/01/37	6.000%	2,604,446	2,860,578
Federal Home Loan Mortgage Corp(m)(n) CMO IO Series 3759 Class LI
11/15/34	4.000%	1,134,356	138,645
CMO IO Series 3786 Class PI
12/15/37	4.500%	1,035,076	164,483
CMO IO Series 3800 Class HI
01/15/40	4.500%	1,946,606	340,596
Federal National Mortgage Association(i)(m)
10/01/26	3.000%	2,500,000	2,575,390
10/01/26- 10/01/40	3.500%	7,500,000	7,769,515
10/01/40	4.000%	2,250,000	2,358,281

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities - Agency(l) (continued)

10/01/41	5.000%	$6,000,000	$6,453,750
10/01/41	6.000%	5,750,000	6,307,031
Federal National Mortgage Association(j)(m)(n) CMO IO Series 2005-7 Class SC
02/25/35	6.465%	1,599,665	166,323
CMO IO Series 2006-5 Class N1
08/25/34	2.032%	6,270,855	225,881
CMO IO Series 2006-5 Class N2
02/25/35	2.061%	11,142,396	558,415
CMO IO Series 2008-7 Class SA
02/25/38	7.315%	296,470	53,446
CMO IO Series 2010-135 Class MS
12/25/40	5.715%	339,087	66,389
CMO IO Series 2010-3 Class DI
04/25/34	1.707%	1,803,422	114,901
Federal National Mortgage Association(m)
08/01/16- 09/01/38	6.000%	2,310,425	2,556,376
06/01/17- 01/01/33	7.000%	570,868	651,224
03/01/18- 04/01/41	5.000%	5,851,321	6,325,852
07/01/19- 04/01/41	5.500%	14,123,170	15,456,407
06/01/25- 08/01/41	4.500%	14,506,025	15,527,452
08/01/32- 10/01/38	6.500%	4,304,137	4,807,136
05/01/39- 06/01/41	4.000%	8,516,294	8,947,780
Federal National Mortgage Association(m)(n) CMO IO Series 2009-7 Class LI
02/25/39	7.000%	428,441	72,370
Federal National Mortgage Association(m)(o)
03/01/34- 02/01/41	5.000%	2,131,818	2,314,102
Government National Mortgage Association(i)(m)
10/01/41	4.000%	2,500,000	2,673,437
10/01/41	4.500%	4,000,000	4,345,625
Government National Mortgage Association(j)(m)(n) CMO IO Series 2002-66 Class SA
12/16/25	7.421%	844,533	168,831
CMO IO Series 2004-32 Class HS
05/16/34	6.371%	626,036	134,602
CMO IO Series 2010-108 Class PI
02/20/38	5.870%	775,449	122,918
Government National Mortgage Association(m)
01/15/39	5.000%	1,348,377	1,482,255

Issuer	Coupon Rate	Principal Amount	Value
Residential Mortgage-Backed Securities - Agency(l) (continued)

Government National Mortgage Association(m)(n) CMO IO Series 2007-17 Class CI
04/16/37	7.500%	$230,284	$61,603
CMO IO Series 2010-116 Class IL
06/20/38	4.500%	817,064	113,354
CMO IO Series 2010-133 Class QI
09/16/34	4.000%	1,294,116	164,934
CMO IO Series 2010-167 Class GI
02/20/38	4.000%	720,597	115,213
Total Residential Mortgage-Backed Securities — Agency
(Cost: $102,139,072)			$104,165,489

Residential Mortgage-Backed Securities - Non-Agency 0.8%
Castle Peak Loan Trust CMO Series 2011-1 Class 22A2(d)(j)(m)
05/25/52	13.068%	$400,000	$397,520
Citigroup Mortgage Loan Trust, Inc.(d)(j)(m) CMO Series 2010-7 Class 3A4
12/25/35	7.386%	175,000	181,723
Citigroup Mortgage Loan Trust, Inc.(d)(m) CMO Series 2010-6 Class 1A1
05/25/35	4.750%	495,849	502,485
Countrywide Alternative Loan Trust CMO Series 2005-14 Class 2A2(i)(m)
05/25/35	0.485%	472,903	185,490
Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2005-R2 Class 2A1(d)(m)
06/25/35	7.000%	219,928	223,860
RAAC Series 2005-SP2 Class 1M1(j)(m)
05/25/44	0.755%	450,000	333,577
Volt Series 2011-NL2X Class A1(d)(i)(m)
06/25/51	5.682%	285,000	285,000
Wells Fargo Mortgage Backed Securities Trust CMO Series 2005-18 Class 2A6(m)
01/25/36	5.500%	686,756	686,328
Wells Fargo Mortgage-Backed Securities Trust(j)(m) CMO Series 2004-G Class A3
06/25/34	4.731%	470,000	456,931
CMO Series 2004L Class A7
07/25/34	4.770%	2,510,616	2,498,465
Wells Fargo Mortgage-Backed Securities Trust(m) CMO Series 2003-8 Class A9
08/25/18	4.500%	474,977	489,535

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	37

Portfolio of Investments (continued)

Issuer	Coupon Rate	Principal Amount	Value

Residential Mortgage-Backed Securities - Non-Agency (continued)

CMO Series 2007-12 Class A9
09/25/37	5.500%	$522,959	$532,504
Total Residential Mortgage-Backed Securities - Non-Agency
(Cost: $7,160,606)			$6,773,418

Commercial Mortgage-Backed Securities - Agency —%
Federal National Mortgage Association(m)
09/01/13	5.322%	$333,715	$352,968
Total Commercial Mortgage-Backed Securities - Agency
(Cost: $336,629)			$352,968

Commercial Mortgage-Backed Securities - Non-Agency 0.6%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class ASB(j)(m)
07/15/44	5.398%	$145,906	$153,456
Commercial Mortgage Pass-Through Certificates Series 2004-LB3A Class A4(j)(m)
07/10/37	5.234%	175,120	179,574
GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5(j)(m)
06/10/48	4.772%	400,000	426,506
GS Mortgage Securities Corp. II Series 2007-GG10 Class F(j)(m)
08/10/45	5.984%	625,000	47,185
General Electric Capital Assurance Co. Series 2003-1 Class A4(d)(j)(m)
05/12/35	5.254%	208,533	220,355
JPMorgan Chase Commercial Mortgage Securities Corp.(d)(m) Series 2011-C3 Class A4
02/16/46	4.717%	1,000,000	1,027,732
JPMorgan Chase Commercial Mortgage Securities Corp.(j)(m) Series 2006-LDP6 Class ASB
04/15/43	5.490%	495,066	519,705
JPMorgan Chase Commercial Mortgage Securities Corp.(m) Series 2003-LN1 Class A1
10/15/37	4.134%	110,974	112,773
Series 2003-ML1A Class A1
03/12/39	3.972%	44,651	44,942
LB-UBS Commercial Mortgage Trust(m) Series 2004-C2 Class A3
03/15/29	3.973%	111,759	114,370
Series 2005-C1 Class A4
02/15/30	4.742%	325,000	346,912

Issuer	Coupon Rate	Principal Amount	Value

Commercial Mortgage-Backed Securities - Non-Agency (continued)
Morgan Stanley Capital I Series 2006-T23 Class AAB(j)(m)
08/12/41	5.978%	$343,956	$364,483
Morgan Stanley Reremic Trust Series 2009-GG10 Class A4A(d)(j)(m)
08/12/45	5.984%	1,000,000	1,090,607
Wachovia Bank Commercial Mortgage Trust Series 2006-C24 Class APB(m)
03/15/45	5.576%	309,166	319,108
Total Commercial Mortgage-Backed Securities - Non-Agency
(Cost: $5,375,918)			$4,967,708

Asset-Backed Securities - Non-Agency 0.1%
AmeriCredit Automobile Receivables Trust Series 2007-AX Class A4 (XLCA)(j)
10/06/13	0.281%	$120,984	$120,586
HSBC Home Equity Loan Trust Series 2007-2 Class M1(j)
07/20/36	0.541%	490,000	305,726
National Collegiate Student Loan Trust CMO IO Series 2006-3 Class AIO(n)
01/25/12	7.100%	1,074,955	15,409
Sierra Receivables Funding Co. LLC Series 2010-2A Class A(d)
11/20/25	3.840%	178,603	182,981
Total Asset-Backed Securities - Non-Agency
(Cost: $655,088)			$624,702

Inflation-Indexed Bonds 2.2%
U.S. Treasury Inflation-Indexed Bond
04/15/12	2.000%	$1,541,934	$1,556,085
04/15/14	1.250%	453,683	475,353
01/15/15	1.625%	2,153,315	2,317,248
07/15/15	1.875%	696,876	765,440
01/15/21	1.125%	537,025	585,961
07/15/21	0.625%	225,531	235,405
02/15/40	2.125%	1,369,251	1,737,394
02/15/41	2.125%	146,490	187,078
U.S. Treasury Inflation-Indexed Bond(b)
07/15/13	1.875%	430,514	450,642
01/15/14	2.000%	1,014,808	1,077,308
01/15/17	2.375%	1,904,425	2,190,018
01/15/26	2.000%	2,965,115	3,522,357
01/15/29	2.500%	436,680	560,638

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount	Value

Inflation-Indexed Bonds (continued)
U.S. Treasury Inflation-Indexed Bond(b)(o)
07/15/20	1.250%	$2,900,520	$3,202,220
Total Inflation-Indexed Bonds
(Cost: $17,278,521)			$18,863,147

U.S. Treasury Obligations 1.0%
U.S. Treasury
07/31/16	1.500%	$453,000	$465,177
05/15/20	3.500%	380,000	435,187
05/15/21	3.125%	1,640,000	1,820,269
11/15/40	4.250%	120,000	151,744
U.S. Treasury(b)
04/30/15	2.500%	300,000	320,414
08/15/20	2.625%	530,000	567,638
11/15/20	2.625%	690,000	737,869
08/15/21	2.125%	1,945,000	1,979,349
02/15/40	4.625%	330,000	440,962
05/15/41	4.375%	188,000	242,873
08/15/41	3.750%	550,000	640,321
U.S. Treasury(b)(o)
06/30/15	1.875%	350,000	366,188
Total U.S. Treasury Obligations
(Cost: $7,539,261)			$8,167,991

U.S. Government & Agency Obligations 0.5%
Federal National Mortgage Association(b)
10/15/15	4.375%	$2,500,000	$2,835,525
10/26/15	1.625%	900,000	922,943
Private Export Funding Corp. U.S. Government Guaranty
09/15/17	5.450%	45,000	54,705
Total U.S. Government & Agency Obligations
(Cost: $3,584,860)			$3,813,173

Foreign Government Obligations(h) 3.7%
ARGENTINA 0.1%
Argentina Bonos(b)(c) Senior Unsecured
04/17/17	7.000%	$825,000	$660,000
Argentina Bonos(c) Senior Unsecured
10/03/15	7.000%	345,000	289,800
Provincia de Buenos Aires Senior Unsecured(c)(d)
01/26/21	10.875%	120,000	86,937

Total			1,036,737

Issuer	Coupon Rate		Principal Amount		Value

Foreign Government Obligations(h) (continued)
AUSTRALIA 0.1%
New South Wales Treasury Corp. Local Government Guaranteed(c)
05/01/12	6.000	% AUD		$200,000	$195,375
Treasury Corp. of Victoria(c) Local Government Guaranteed
11/15/16	5.750	% AUD		100,000	102,609
11/15/18	5.500	% AUD		500,000	509,571

Total					807,555
BRAZIL 0.2%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(c)(d)
06/10/19	6.500%			400,000	443,796
Brazil Notas do Tesouro Nacional(c)
01/01/13	10.000	% BRL		1,700,000	920,175
BRAZIL (cont.)
Brazilian Government International Bond Senior Unsecured(c)
01/15/19	5.875%		BRL	250,000	286,875
Petrobras International Finance Co.(c)
01/20/20	5.750%			310,000	321,780

Total					1,972,626
CANADA 0.2%
Bank of Nova Scotia(c)(d)
07/26/13	1.450%			500,000	504,974
Canadian Government Bond(c)
06/01/18	4.250	% CAD		1,160,000	1,284,657
06/01/20	3.500	% CAD		200,000	212,736

Total					2,002,367
COLOMBIA 0.1%
Colombia Government International Bond Senior Unsecured(c)
09/18/37	7.375%			250,000	326,000
Ecopetrol SA Senior Unsecured(c)
07/23/19	7.625%			260,000	302,900
Empresas Publicas de Medellin ESP Senior Unsecured(c)(d)
02/01/21	8.375	% COP		550,000,000	282,523

Total					911,423
DOMINICAN REPUBLIC —%
Dominican Republic International Bond Senior Unsecured(c)(d)
05/06/21	7.500%			300,000	290,474

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	39

Portfolio of Investments (continued)

Issuer	Coupon Rate		Principal Amount		Value

Foreign Government Obligations(h) (continued)
EL SALVADOR —%
El Salvador Government International Bond Senior Unsecured(c)(d)
06/15/35	7.650	% COP		300,000	$291,750
FRANCE 0.3%
France Government Bond OAT(c)
10/25/21	3.250	% EUR		750,000	1,060,479
10/25/15	3.000	% EUR		320,000	452,694
04/25/29	5.500	% EUR		500,000	861,660

Total					2,374,833
GERMANY 0.4%
Bundesrepublik Deutschland(c)
01/04/18	4.000%		EUR	2,100,000	3,254,628
INDONESIA 0.2%
Indonesia Government International Bond Senior Unsecured(c)(d)
10/12/35	8.500%		EUR	500,000	675,000
Indonesia Treasury Bond Senior Unsecured(c)
09/15/19	11.500%		IDR	3,500,000,000	512,020
Majapahit Holding BV (b)(c)(d)
01/20/20	7.750%			200,000	217,813
Majapahit Holding BV(c)(d)
08/07/19	8.000%			200,000	224,000
Perusahaan Penerbit SBSN Senior Unsecured(c)(d)
04/23/14	8.800%			150,000	169,118

Total					1,797,951
ITALY 0.1%
Buoni Poliennali Del Tes(c)
08/01/13	4.250%		EUR	150,000	201,063
08/01/21	3.750%		EUR	700,000	818,927

Total					1,019,990
JAPAN 0.3%
Japan Government 10-Year Bond Senior Unsecured(c)
12/20/18	1.400%		JPY	80,000,000	1,094,959
Japan Government 20-Year Bond(c) Senior Unsecured
12/20/27	2.100%		JPY	30,000,000	418,568
09/21/20	2.200%		JPY	64,000,000	923,814

Total					2,437,341

Issuer	Coupon Rate	Principal Amount		Value

Foreign Government Obligations(h) (continued)
KAZAKHSTAN 0.1%
KazMunayGas National Co.(c)(d) Senior Unsecured
01/23/15	11.750%	JPY	400,000	$461,500
05/05/20	7.000%		100,000	100,711

Total				562,211
MEXICO 0.2%
Mexican Bonos(c)
12/13/18	8.500%	MXN	3,700,000	306,079
12/14/17	7.750%	MXN	5,700,000	456,882
Pemex Project Funding Master Trust(c)
06/15/35	6.625%		675,000	723,938
03/01/18	5.750%		250,000	270,625
01/21/21	5.500%		325,000	341,250

Total				2,098,774
NORWAY 0.1%
Norway Government Bond(c)
05/15/13	6.500%	NOK	1,870,000	343,720
05/19/17	4.250%	NOK	3,500,000	667,608

Total				1,011,328
PERU 0.1%
Peruvian Government International Bond(c) Senior Unsecured
07/21/25	7.350%		150,000	186,750
03/14/37	6.550%		325,000	377,000

Total				563,750
PHILIPPINES 0.2%
Philippine Government International Bond(c) Senior Unsecured
06/17/19	8.375%		230,000	291,525
01/20/20	6.500%		300,000	345,000
Power Sector Assets & Liabilities Management Corp.(c)(d) Government Guaranteed
12/02/24	7.390%		300,000	344,569
05/27/19	7.250%		400,000	454,000

Total				1,435,094
POLAND 0.1%
Poland Government Bond(c)
10/25/17	5.250%	PLN	2,200,000	654,051
RUSSIAN FEDERATION 0.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.(c)(d)
08/07/18	8.700%		200,000	231,500

The accompanying Notes to Financial Statements are an integral part of this statement.

40	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Issuer	Coupon Rate	Principal Amount		Value

Foreign Government Obligations(h) (continued)
RUSSIAN FEDERATION (cont.)
Gazprom OAO Via Gaz Capital SA(c)(d) Senior Unsecured
03/07/22	6.510%	PLN	600,000	$588,000
04/11/18	8.146%		180,000	197,550
Russian Foreign Bond - Eurobond(c)(d) Senior Unsecured
04/29/20	5.000%		300,000	297,750
Russian Foreign Bond - Eurobond(c)(d)(j)
03/31/30	7.500%		262,960	295,996

Total				1,610,796
SOUTH AFRICA —%
South Africa Government International Bond Senior Unsecured(c)
03/08/41	6.250%		100,000	112,625
SWEDEN 0.2%
Sweden Government Bond(c)
05/05/14	0.000%	SEK	2,600,000	432,220
08/12/17	3.750%	SEK	5,100,000	832,117

Total				1,264,337
TURKEY 0.2%
Turkey Government International Bond(c) Senior Unsecured
06/05/20	7.000%		530,000	593,600
03/17/36	6.875%		410,000	436,650
03/30/21	5.625%		250,000	255,625

Total				1,285,875
UKRAINE —%
Ukraine Government International Bond Senior Unsecured(b)(c)(d)
02/23/21	7.950%		245,000	224,988
UNITED KINGDOM 0.2%
United Kingdom Gilt(c)
03/07/18	5.000%	GBP	300,000	561,931
03/07/19	4.500%	GBP	400,000	734,322

Total				1,296,253
URUGUAY —%
Uruguay Government International Bond Senior Unsecured(c)
03/21/36	7.625%		100,000	123,500
VENEZUELA 0.1%
Petroleos de Venezuela SA(c)
04/12/17	5.250%		900,000	506,250

Issuer	Coupon Rate	Principal Amount		Value

Foreign Government Obligations(h) (continued)
Venezuela Government International Bond Senior Unsecured(c)
05/07/23	9.000%	GBP	1,005,000	$623,100

Total				1,129,350
Total Foreign Government Obligations
(Cost: $30,744,903)				$31,570,607

Issuer	Contracts	Exercise Price	Expiration Date	Value
Options Purchased Puts —%
Federal National Mortgage Association
	9,830,000	$10	Dec. 2011	$31,487
Total Options Purchased Puts
(Cost: $39,934)				$31,487

		Shares	Value
Money Market Fund 7.6%

Columbia Short-Term Cash Fund, 0.125%(p)(q)		64,696,895	$64,696,895
Total Money Market Fund
(Cost: $64,696,895)			$64,696,895

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 8.9%
Asset-Backed Commercial Paper 1.0%
Cancara Asset Securitisation LLC
10/03/11	0.250%	$2,999,333	$2,999,333
Gemini Securitization Corporation (FKA Twin Towers)
10/06/11	0.300%	999,758	999,758
10/07/11	0.300%	2,999,275	2,999,275
Regency Markets No. 1 LLC
10/18/11	0.250%	1,999,556	1,999,556

Total			8,997,922

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	41

Portfolio of Investments (continued)

Issuer	Effective Yield	Par/ Principal/ Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit 3.2%
ABM AMRO Bank N.V.
10/12/11	0.310%	$2,999,225	$2,999,225
Bank of Montreal
11/14/11	0.250%	2,000,000	2,000,000
Bank of Nova Scotia
11/28/11	0.300%	2,000,000	2,000,000
Banque et Caisse d’Epargne de l’Etat
12/06/11	0.380%	1,998,081	1,998,081
Branch Banking & Trust Corporation
10/11/11	0.200%	3,000,000	3,000,000
Clydesdale Bank PLC
12/30/11	0.550%	2,995,835	2,995,835
Credit Suisse
11/17/11	0.300%	3,000,000	3,000,000
Development Bank of Singapore Ltd.
10/21/11	0.270%	1,000,000	1,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
10/21/11	0.320%	1,000,000	1,000,000
Landeskreditbank Baden-Wuerttemberg - Foerderbank
10/11/11	0.340%	1,500,000	1,500,000
Lloyds Bank PLC
10/14/11	0.346%	2,500,000	2,500,000
Nordea Bank AB
12/09/11	0.310%	2,000,000	2,000,000
Standard Chartered Bank PLC
12/29/11	0.550%	998,612	998,612

Total			26,991,753
Commercial Paper 0.2%
Macquarie Bank Ltd.
11/10/11	0.461%	1,995,323	1,995,323
Other Short-Term Obligations 0.6%
Natixis Financial Products LLC
10/03/11	0.430%	5,000,000	5,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value

Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements 3.9%
Citigroup Global Markets, Inc. dated 09/30/11, matures 10/03/11, repurchase price $5,000,038(r)
	0.090%	$5,000,000	$5,000,000
MF Global Holdings Ltd. dated 09/30/11, matures 10/03/11, repurchase price $7,000,128(r)
	0.220%	7,000,000	7,000,000
Mizuho Securities USA, Inc. dated 09/30/11, matures 10/03/11, repurchase price $10,000,133(r)
	0.160%	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 09/30/11, matures 10/03/11, repurchase price $5,000,038(r)
	0.090%	5,000,000	5,000,000
Pershing LLC dated 09/30/11, matures 10/03/11, repurchase price $3,000,045(r)
	0.180%	3,000,000	3,000,000
RBS Securities, Inc. dated 09/30/11, matures 10/03/11, repurchase price $2,874,223(r)
	0.150%	2,874,187	2,874,187

Total			32,874,187
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $75,859,185)			$75,859,185
Total Investments
(Cost: $981,635,334)			$961,916,534
Other Assets & Liabilities, Net			(109,326,650)
Net Assets			$852,589,884

The accompanying Notes to Financial Statements are an integral part of this statement.

42	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Investment in Derivatives

Futures Contracts Outstanding at September 30, 2011
Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
E-Mini S&P 400 Index	2	$155,780	December 2011	$—	$(9,035)
Russell 2000 Mini Index	1	64,150	December 2011	—	(6,522)
U.S. Treasury Long Bond, 20-year	(7)	(998,375)	December 2011	—	(49,831)
U.S. Treasury Note, 2-year	(14)	(3,082,844)	January 2012	3,020	—
U.S. Treasury Note, 5-year	(84)	(10,288,688)	January 2012	—	(314)
U.S. Treasury Note, 10-year	(34)	(4,423,188)	December 2011	—	(27,957)
U.S. Treasury Ultra Bond, 30-year	2	317,250	December 2011	31,669	—
Total				$34,689	$(93,659)

Credit Default Swap Contracts Outstanding at September 30, 2011 Sell Protection
Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate	Notional Amount	Market Value	Unamortized Premium (Paid) Received	Periodic Payments Receivable (Payable)	Unrealized Appreciation	Unrealized Depreciation
JP Morgan	CDX North America High Yield Index	December 20, 2016	5.000%	$12,000,000	$(1,458,008)	$(1,111,585)	$18,333	$—	$(2,551,260)

Forward Foreign Currency Exchange Contracts Open at September 30, 2011
Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation	Unrealized Depreciation

J.P. Morgan Securities, Inc.	October 4, 2011	143,825 (BRL	)	77,492 (USD	)	$999	$—
BNP Paribas Securities Corp.	October 5, 2011	31,456 (USD	)	435,396 (MXN	)	61	—
Citicorp Investment Bank	October 5, 2011	420,906 (ZAR	)	53,171 (USD	)	1,051	—
State Street Bank & Trust Company	October 19, 2011	5,988,000 (CAD	)	5,951,053 (USD	)	238,947	—
Goldman, Sachs & Co.	October 19, 2011	7,175,000 (EUR	)	9,762,081 (USD	)	150,490	—
Citigroup Global Markets, Inc.	October 19, 2011	26,582,000 (SEK	)	3,962,219 (USD	)	91,172	—
Barclays Bank PLC	October 19, 2011	4,116,940 (USD	)	2,603,000 (GBP	)	—	(58,446)
Barclays Bank PLC	October 19, 2011	1,748,723 (USD	)	1,125,000 (GBP	)	5,333	—
J.P. Morgan Securities, Inc.	October 19, 2011	9,871,390 (USD	)	56,181,000 (NOK	)	—	(307,937)
Deutsche Bank	October 19, 2011	4,100,419 (USD	)	5,000,000 (NZD	)	—	(292,818)
State Street Bank & Trust Company	October 25, 2011	930,000 (EUR	)	1,257,844 (USD	)	12,078	—
Total						$500,131	$(659,201)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	43

Portfolio of Investments (continued)

Notes to Portfolio of Investments

(a)	Non-income producing.
(b)	At September 30, 2011, security was partially or fully on loan.
(c)	Represents a foreign security. At September 30, 2011, the value of foreign securities, excluding short-term securities, amounted to $166,442,873 or 19.52% of net assets.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of these securities amounted to $43,639,972 or 5.12% of net assets.

(e)

At September 30, 2011, investments in securities included securities valued at $12,351,752 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(f)

Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at September 30, 2011 was $276,647, representing 0.03% of net assets. Information concerning such security holdings at September 30, 2011 was as follows:

Security Description	Acquisition Dates	Cost
2009 Dole Food Automatic Common Exchange Security Trust, 7.000%	09/15/10 thru 10/14/10	$236,263
BGP Holdings PLC	02/04-09 thru 05/14/09	—
ShengdaTech, Inc.
Senior Notes
6.500% 12/15/15	12/10/2010	180,000

(g)

Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At September 30, 2011, the value of these securities amounted to $105,785, which represents 0.01% of net assets.

(h)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(i)	Represents a security purchased on a when-issued or delayed delivery basis.
(j)	Variable rate security. The interest rate shown reflects the rate as of September 30, 2011.
(k)

Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At September 30, 2011, the value of these securities amounted to $26,825, which represents less than 0.01% of net assets.

(l)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at September 30, 2011:

Security Description		Principal Amount	Settlement Date	Proceeds Receivable	Value
Federal National Mortgage Association
10-01-26	4.500%	$1,500,000	10/18/2011	$1,599,375	$1,595,859
10-01-40	5.500	1,350,000	10/13/2011	1,472,660	1,464,961
(m)

The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

The accompanying Notes to Financial Statements are an integral part of this statement.

44	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)
(n)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.
(o)

At September 30, 2011, investments in securities included securities valued at $5,882,510 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(p)	The rate shown is the seven-day current annualized yield at September 30, 2011.
(q)	Investments in affiliates during the year ended September 30, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$108,413,003	$725,341,287	$(769,057,395)	$—	$64,696,895	$142,176	$64,696,895

(r)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.090%)

Security Description	Value
Fannie Mae REMICS	$1,976,262
Freddie Mac Reference REMIC	35,698
Freddie Mac REMICS	2,707,748
Government National Mortgage Association	380,292
Total Market Value of Collateral Securities	$5,100,000

MF Global Holdings Ltd. (0.220%)

Security Description	Value
Fannie Mae REMICS	$401,578
Federal Farm Credit Bank	7,351
Federal Home Loan Banks	169,184
Federal Home Loan Mortgage Corp	222,323
Federal National Mortgage Association	348,324
Freddie Mac Gold Pool	8,094
Freddie Mac REMICS	607,771
Ginnie Mae I Pool	900,587
Ginnie Mae II Pool	538,060
Government National Mortgage Association	1,772,285
United States Treasury Note/Bond	2,164,515
Total Market Value of Collateral Securities	$7,140,072

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	45

Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.160%)

Security Description	Value
Fannie Mae Grantor Trust	$98,363
Fannie Mae Pool	3,246,713
Fannie Mae REMICS	2,113,239
Fannie Mae Whole Loan	17,447
Federal Home Loan Bank of Chicago	20,752
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	109,306
Freddie Mac Gold Pool	1,794,111
Freddie Mac REMICS	2,757,703
Ginnie Mae II Pool	42,366
Total Market Value of Collateral Securities	$10,200,000

Natixis Financial Products, Inc. (0.090%)

Security Description	Value
Fannie Mae Discount Notes	$833,292
Federal Farm Credit Bank	649,095
Federal Home Loan Bank Discount Notes	833,249
Federal Home Loan Banks	1,383,156
Federal Home Loan Mortgage Corp	629,495
Federal National Mortgage Association	415,101
Ginnie Mae II Pool	27,489
United States Treasury Note/Bond	329,171
Total Market Value of Collateral Securities	$5,100,048

Pershing LLC (0.180%)

Security Description	Value
Fannie Mae Pool	$834,400
Fannie Mae REMICS	529,487
Fannie Mae Whole Loan	5,963
Fannie Mae-Aces	11,603
Freddie Mac REMICS	987,149
Ginnie Mae I Pool	476,834
Government National Mortgage Association	214,564
Total Market Value of Collateral Securities	$3,060,000

RBS Securities, Inc. (0.150%)

Security Description	Value
Freddie Mac Gold Pool	$2,931,684
Total Market Value of Collateral Securities	$2,931,684

The accompanying Notes to Financial Statements are an integral part of this statement.

46	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Abbreviation Legend
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt
PIK	Payment-in-Kind
SDR	Swedish Depositary Receipt
XLCA	XL Capital Assurance

Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD	US Dollar
UYU	Uruguay Pesos
ZAR	South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	47

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

48	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

	Fair value at September 30, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$42,776,285	$9,588,796	$—	$52,365,081
Consumer Staples	38,629,080	7,292,474	78,959	46,000,513
Energy	38,708,399	9,302,700	—	48,011,099
Financials	56,027,039	19,135,491	1	75,162,531
Health Care	46,252,597	8,164,504	—	54,417,101
Industrials	41,774,897	11,501,746	—	53,276,643
Information Technology	67,830,532	7,216,688	—	75,047,220
Materials	15,948,805	7,649,822	—	23,598,627
Telecommunication Services	11,804,236	7,479,224	—	19,283,460
Utilities	16,479,075	5,858,724	—	22,337,799
Preferred Stocks
Consumer Staples	—	1,418,552	—	1,418,552
Energy	523,656	—-	—	523,656
Materials	66,886	—	—	66,886
Convertible Preferred Stocks
Consumer Discretionary	—	758,875	—	758,875
Consumer Staples	—	249,821	—	249,821
Energy	159,600	935,565	—	1,095,165
Financials	654,750	2,088,415	—	2,743,165
Health Care	—	221,400	—	221,400
Industrials	—	656,712	—	656,712
Utilities	168,000	705,096	—	873,096
Total Equity Securities	377,803,837	100,224,605	78,960	478,107,402

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	49

Portfolio of Investments (continued)

Fair Value Measurements (continued)

	Fair value at September 30, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Bonds
Corporate Bonds & Notes	$—	$142,778,212	$—	$142,778,212
Convertible Bonds				—
Chemicals	—	—	26,825	26,825
All Other Industries	—	20,771,395	—	20,771,395
Residential Mortgage-Backed Securities — Agency	—	104,050,588	114,901	104,165,489
Residential Mortgage-Backed Securities — Non-Agency	—	6,090,898	682,520	6,773,418
Commercial Mortgage-Backed Securities — Agency	—	352,968	—	352,968
Commercial Mortgage-Backed Securities — Non-Agency	—	4,967,708	—	4,967,708
Asset-Backed Securities — Non-Agency	—	624,702	—	624,702
Inflation-Indexed Bonds	—	18,863,147	—	18,863,147
U.S. Treasury Obligations	8,167,991	—	—	8,167,991
U.S. Government & Agency Obligations	—	3,813,173	—	3,813,173
Foreign Government Obligations	—	31,570,607	—	31,570,607
Total Bonds	8,167,991	333,883,398	824,246	342,875,635
Other
Options Purchased Puts	—	—	31,487	31,487
Exchange-Traded Funds	345,930	—	—	345,930
Affiliated Money Market Fund(c)	64,696,895	—	—	64,696,895
Investments of Cash Collateral Received for Securities on Loan	—	75,859,185	—	75,859,185
Total Other	65,042,825	75,859,185	31,487	140,933,497
Investments in Securities	451,014,653	509,967,188	934,693	961,916,534
Derivatives(d)
Assets
Futures Contracts	34,689	—	—	34,689
Forward Foreign Currency Exchange Contracts	—	500,131	—	500,131
Liabilities
Futures Contracts	(93,659)	—	—	(93,659)
Forward Foreign Currency Exchange Contracts	—	(659,201)	—	(659,201)
Swap Contracts	—	(2,551,260)	—	(2,551,260)
Total	$450,955,683	$507,256,858	$934,693	$959,147,234

The accompanying Notes to Financial Statements are an integral part of this statement.

50	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Convertible Bonds and Common Stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the subscription price of the security, closing prices of similar securities from the issuer, and quoted bids from market participants. Certain Residential Mortgage-Backed Securities and Options classified as Level 3 securities are valued using the market approach and utilized single market quotations from broker dealers.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)

The amount of securities transferred out of Level 1 into Level 2 during the period was $104,927,082 and the amount of securities transferred out of Level 2 into Level 1 during the period was $98,280. Primarily all transfers occurred due to foreign securities subject to fair value procedures by the pricing service are classified as Level 2.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at September 30, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	51

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stocks	Convertible Bonds	Residential Mortgage Backed Securities — Agency	Residential Mortgage Backed Securities — Non-Agency	Asset- Backed Securities	Other Finanical Instruments	Total
Balance as of September 30, 2010	$1	$—	$—	$—	$35,112	$—	$35,113
Accrued discounts/premiums	—	—	(35,546)	—	(31,013)	—	(66,559)
Realized gain (loss)	—	—	79,610	—	—	—	79,610
Change in unrealized appreciation (depreciation)*	(1,127)	(153,175)	44,742	(12)	(4,099)	(8,447)	(122,118)
Sales	—	—	(228,881)	—	—	—	(228,881)
Purchases	80,086	180,000	254,976	682,532	—	39,934	1,237,528
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of September 30, 2011	$78,960	$26,825	$114,901	$682,520	$—	$31,487	$934,693

Financial assets were transferred out of Level 3 due to the Asset-Backed Security being paid off.

*	Change in unrealized appreciation (depreciation) relating to securities held at September 30, 2011 was $(118,019), which is comprised of Common Stocks of $ (1,127), Convertible Bonds of $(153,175), Residential Mortgage-Backed Securities - Agency of $44,742, Residential Mortgage-Backed Securities - Non-Agency of $(12) and Other Financial Instruments of $(8,447).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

52	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

September 30, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $841,079,254)	$821,360,454
Affiliated issuers (identified cost $64,696,895)	64,696,895
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $42,984,998)	42,984,998
Repurchase agreements (identified cost $32,874,187)	32,874,187
Total investments (identified cost $981,635,334)	961,916,534
Cash	86,657
Foreign currency (identified cost $256,411)	240,299
Margin deposits on futures contracts	8,250
Unrealized appreciation on forward foreign currency exchange contracts	500,131
Premiums paid on outstanding credit default swap contracts	1,111,585
Receivable for:
Capital shares sold	370,681
Investments sold	12,219,299
Dividends	810,093
Interest	3,555,541
Reclaims	227,804
Total assets	981,046,874
Liabilities
Forward sales commitments, at value (proceeds receivable $3,072,035)	3,060,820
Due upon return of securities on loan	75,859,185
Unrealized depreciation on forward foreign currency exchange contracts	659,201
Unrealized depreciation on swap contracts	2,551,260
Payable for:
Investments purchased	9,670,121
Investments purchased on a delayed delivery basis	35,332,299
Capital shares purchased	846,093
Variation margin on futures contracts	8,002
Investment management fees	15,211
Distribution fees	7,538
Transfer agent fees	155,388
Administration fees	1,374
Plan administration fees	176
Other expenses	290,322
Total liabilities	128,456,990
Net assets applicable to outstanding capital stock	$852,589,884

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	53

Statement of Assets and Liabilities (continued)

September 30, 2011

Represented by
Paid-in capital	$1,241,426,725
Undistributed net investment income	1,676,095
Accumulated net realized loss	(368,001,965)
Unrealized appreciation (depreciation) on:
Investments	(19,707,585)
Foreign currency translations	(34,086)
Forward foreign currency exchange contracts	(159,070)
Futures contracts	(58,970)
Swap contracts	(2,551,260)
Total — representing net assets applicable to outstanding capital stock	$852,589,884
*Value of securities on loan	$81,014,631
Net assets applicable to outstanding shares
Class A	$774,664,640
Class B	$47,579,584
Class C	$29,618,916
Class I	$3,793
Class R	$3,793
Class R4	$384,355
Class Z	$334,803
Shares outstanding
Class A	88,571,819
Class B	5,490,908
Class C	3,438,206
Class I	434
Class R	434
Class R4	43,851
Class Z	38,354
Net asset value per share
Class A(a)	$8.75
Class B	$8.67
Class C	$8.61
Class I	$8.74
Class R	$8.74
Class R4	$8.77
Class Z	$8.73

(a)	The maximum offering price per share for Class A is $9.28. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

54	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended September 30, 2011

Net investment income
Income:
Dividends	$15,421,400
Interest	15,506,182
Dividends from affiliates	142,176
Income from securities lending — net	448,504
Foreign taxes withheld	(584,269)
Total income	30,933,993
Expenses:
Investment management fees	5,489,365
Distribution fees
Class A	2,277,282
Class B	678,292
Class C	350,699
Class R	21
Transfer agent fees
Class A	1,749,590
Class B	131,725
Class C	67,441
Class R	8
Class R4	215
Class Z	244
Administration fees	737,125
Plan administration fees
Class R4	1,078
Compensation of board members	32,045
Custodian fees	306,205
Printing and postage fees	127,429
Registration fees	110,609
Professional fees	53,475
Other	65,037
Total expenses	12,177,885
Expense reductions	(60)
Total net expenses	12,177,825
Net investment income	18,756,168

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	55

Statement of Operations (continued)

Year ended September 30, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$54,366,177
Foreign currency transactions	(52,822)
Forward foreign currency exchange contracts	(439,141)
Futures contracts	73,391
Options contracts written	(249,269)
Swap contracts	670,438
Net realized gain	54,368,774
Net change in unrealized appreciation (depreciation) on:
Investments	(59,109,961)
Foreign currency translations	(55,910)
Forward foreign currency exchange contracts	(195,929)
Futures contracts	(49,962)
Swap contracts	(2,640,311)
Net change in unrealized depreciation	(62,052,073)
Net realized and unrealized loss	(7,683,299)
Net increase in net assets resulting from operations	$11,072,869

The accompanying Notes to Financial Statements are an integral part of this statement.

56	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended September 30,	2011	2010(a)
Operations
Net investment income	$18,756,168	$19,138,233
Net realized gain (loss)	54,368,774	(50,239,390)
Net change in unrealized appreciation (depreciation)	(62,052,073)	133,930,779
Net increase in net assets resulting from operations	11,072,869	102,829,622
Distributions to shareholders from:
Net investment income
Class A	(23,017,772)	(22,108,474)
Class B	(1,264,780)	(1,317,899)
Class C	(656,827)	(587,149)
Class I	(123)	(103)
Class R	(97)	(72)
Class R3	—	(54)
Class R4	(11,421)	(16,075)
Class R5	—	(69)
Class Z	(4,356)	—
Tax return of capital
Class A	(1,866,498)	—
Class B	(102,560)	—
Class C	(53,262)	—
Class I	(10)	—
Class R	(8)	—
Class R4	(926)	—
Class Z	(353)	—
Total distributions to shareholders	(26,978,993)	(24,029,895)
Decrease in net assets from share transactions	(188,359,679)	(307,684,211)
Total decrease in net assets	(204,265,803)	(228,884,484)
Net assets at beginning of year	1,056,855,687	1,285,740,171
Net assets at end of year	$852,589,884	$1,056,855,687
Undistributed net investment income	$1,676,095	$7,135,920

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	57

Statement of Changes in Net Assets (continued)

Year ended September 30,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	3,896,735	37,200,331	5,296,688	46,555,511
Conversions from Class B	1,231,122	12,114,239	1,701,708	14,804,963
Distributions reinvested	2,530,917	23,855,312	2,409,660	21,330,087
Redemptions	(23,933,531)	(228,443,382)	(37,570,527)	(329,312,069)
Net decrease	(16,274,757)	(155,273,500)	(28,162,471)	(246,621,508)
Class B shares
Subscriptions	95,468	895,032	522,839	4,544,100
Distributions reinvested	139,601	1,309,280	145,283	1,272,830
Conversions to Class A	(1,242,486)	(12,114,239)	(1,719,495)	(14,804,963)
Redemptions	(1,809,666)	(17,117,001)	(4,436,504)	(38,495,187)
Net decrease	(2,817,083)	(27,026,928)	(5,487,877)	(47,483,220)
Class C shares
Subscriptions	395,144	3,713,224	539,885	4,685,367
Distributions reinvested	70,334	654,496	62,116	541,812
Redemptions	(1,148,332)	(10,786,004)	(2,073,803)	(17,922,174)
Net decrease	(682,854)	(6,418,284)	(1,471,802)	(12,694,995)
Class R3 shares
Redemptions	—	—	(434)	(5,000)
Net decrease	—	—	(434)	(5,000)
Class R4 shares
Subscriptions	328	3,190	10,124	85,050
Distributions reinvested	1,308	12,347	1,815	16,075
Redemptions	(3,790)	(36,847)	(110,147)	(978,113)
Net decrease	(2,154)	(21,310)	(98,208)	(876,988)
Class R5 shares
Redemptions	—	—	(434)	(5,000)
Net decrease	—	—	(434)	(5,000)
Class Z shares
Subscriptions	45,094	446,431	278	2,500
Distributions reinvested	438	4,060	—	—
Redemptions	(7,456)	(70,148)	—	—
Net increase	38,076	380,343	278	2,500
Total net decrease	(19,738,772)	(188,359,679)	(35,220,948)	(307,684,211)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

58	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$9.02	$8.44	$9.10	$12.48	$10.78
Income from investment operations:
Net investment income	0.18	0.15	0.14	0.24	0.22
Net realized and unrealized gain (loss)	(0.19)	0.63	(0.40)	(2.71)	1.71
Total from investment operations	(0.01)	0.78	(0.26)	(2.47)	1.93
Less distributions to shareholders from:
Net investment income	(0.24)	(0.20)	(0.12)	(0.23)	(0.23)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.26)	(0.20)	(0.40)	(0.91)	(0.23)
Net asset value, end of period	$8.75	$9.02	$8.44	$9.10	$12.48
Total return	(0.24% )	9.29%	(2.33% )	(20.90% )	17.97%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.13%	1.05%	1.10%	1.02%	1.12%
Net expenses after fees waived or expenses reimbursed(b)	1.13% (c)	1.05%	1.10%	1.02%	1.12%
Net investment income	1.93% (c)	1.73%	1.82%	2.20%	1.90%
Supplemental data
Net assets, end of period (in thousands)	$774,665	$945,595	$1,122,673	$1,437,164	$1,871,507
Portfolio turnover(d)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	59

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$8.93	$8.36	$9.01	$12.36	$10.69
Income from investment operations:
Net investment income	0.11	0.08	0.08	0.15	0.13
Net realized and unrealized gain (loss)	(0.18)	0.62	(0.39)	(2.67)	1.68
Total from investment operations	(0.07)	0.70	(0.31)	(2.52)	1.81
Less distributions to shareholders from:
Net investment income	(0.18)	(0.13)	(0.06)	(0.15)	(0.14)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.01)	—	—	—	—
Total distributions to shareholders	(0.19)	(0.13)	(0.34)	(0.83)	(0.14)
Net asset value, end of period	$8.67	$8.93	$8.36	$9.01	$12.36
Total return	(0.94% )	8.38%	(3.00% )	(21.50% )	17.02%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.87%	1.81%	1.87%	1.78%	1.88%
Net expenses after fees waived or expenses reimbursed(b)	1.87% (c)	1.81%	1.87%	1.78%	1.88%
Net investment income	1.18% (c)	0.98%	1.05%	1.43%	1.14%
Supplemental data
Net assets, end of period (in thousands)	$47,580	$74,220	$115,318	$169,090	$243,036
Portfolio turnover(d)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

60	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$8.88	$8.32	$8.97	$12.31	$10.66
Income from investment operations:
Net investment income	0.11	0.08	0.08	0.16	0.14
Net realized and unrealized gain (loss)	(0.19)	0.61	(0.39)	(2.67)	1.66
Total from investment operations	(0.08)	0.69	(0.31)	(2.51)	1.80
Less distributions to shareholders from:
Net investment income	(0.18)	(0.13)	(0.06)	(0.15)	(0.15)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.01)	—	—	—	—
Total distributions to shareholders	(0.19)	(0.13)	(0.34)	(0.83)	(0.15)
Net asset value, end of period	$8.61	$8.88	$8.32	$8.97	$12.31
Total return	(1.02% )	8.34%	(2.98% )	(21.47% )	16.97%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.88%	1.81%	1.86%	1.77%	1.88%
Net expenses after fees waived or expenses reimbursed(b)	1.88% (c)	1.81%	1.86%	1.77%	1.88%
Net investment income	1.17% (c)	0.98%	1.07%	1.47%	1.16%
Supplemental data
Net assets, end of period (in thousands)	$29,619	$36,614	$46,515	$59,279	$66,995
Portfolio turnover(d)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	61

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class I
Per share data
Net asset value, beginning of period	$9.01	$8.43	$9.09	$12.47	$11.52
Income from investment operations:
Net investment income	0.23	0.19	0.18	0.28	0.22
Net realized and unrealized gain (loss)	(0.19)	0.63	(0.41)	(2.71)	1.00
Total from investment operations	0.04	0.82	(0.23)	(2.43)	1.22
Less distributions to shareholders from:
Net investment income	(0.29)	(0.24)	(0.15)	(0.27)	(0.27)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.31)	(0.24)	(0.43)	(0.95)	(0.27)
Net asset value, end of period	$8.74	$9.01	$8.43	$9.09	$12.47
Total return	0.21%	9.79%	(1.88% )	(20.60% )	10.70%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.67%	0.60%	0.65%	0.63%	0.73%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.67%	0.60%	0.65%	0.63%	0.73%	(c)
Net investment income	2.37%	2.19%	2.34%	2.59%	2.33%	(c)
Supplemental data
Net assets, end of period (in thousands)	$4	$4	$4	$4	$5
Portfolio turnover(e)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009, and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

62	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class R
Per share data
Net asset value, beginning of period	$9.01	$8.43	$9.09	$12.47	$11.52
Income from investment operations:
Net investment income	0.16	0.12	0.12	0.22	0.14
Net realized and unrealized gain (loss)	(0.19)	0.63	(0.40)	(2.69)	1.00
Total from investment operations	(0.03)	0.75	(0.28)	(2.47)	1.14
Less distributions to shareholders from:
Net investment income	(0.22)	(0.17)	(0.10)	(0.23)	(0.19)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.24)	(0.17)	(0.38)	(0.91)	(0.19)
Net asset value, end of period	$8.74	$9.01	$8.43	$9.09	$12.47
Total return	(0.49% )	8.90%	(2.52% )	(20.93% )	10.01%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.36%	1.42%	1.42%	1.45%	1.54%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.36%	1.42%	1.33%	1.20%	1.54%	(c)
Net investment income	1.68%	1.38%	1.60%	1.98%	1.51%	(c)
Supplemental data
Net assets, end of period (in thousands)	$4	$4	$4	$4	$5
Portfolio turnover(e)	142%	114%	136%	123%	123%
Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009, and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	63

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$9.04	$8.45	$9.10	$12.48	$10.78
Income from investment operations:
Net investment income	0.20	0.16	0.15	0.26	0.24
Net realized and unrealized gain (loss)	(0.19)	0.64	(0.40)	(2.71)	1.70
Total from investment operations	0.01	0.80	(0.25)	(2.45)	1.94
Less distributions to shareholders from:
Net investment income	(0.26)	(0.21)	(0.12)	(0.25)	(0.24)
Net realized gains	—	—	(0.28)	(0.68)	—
Tax return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.28)	(0.21)	(0.40)	(0.93)	(0.24)
Net asset value, end of period	$8.77	$9.04	$8.45	$9.10	$12.48
Total return	(0.12% )	9.49%	(2.11% )	(20.71% )	18.08%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.98%	0.91%	0.94%	0.93%	1.03%
Net expenses after fees waived or expenses reimbursed(b)	0.98%	0.91%	0.87%	0.78%	1.00%
Net investment income	2.07%	1.87%	1.97%	2.31%	2.01%
Supplemental data
Net assets, end of period (in thousands)	$384	$416	$1,219	$6,813	$16,864
Portfolio turnover(c)	142%	114%	136%	123%	123%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(c)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

64	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011		2010(a)
Class Z
Per share data
Net asset value, beginning of period	$9.01		$8.98
Income from investment operations:
Net investment income (loss)	0.21		(0.01)
Net realized and unrealized gain (loss)	(0.19)		0.04
Total from investment operations	0.02		0.03
Less distributions to shareholders from:
Net investment income	(0.30)		—
Tax return of capital	0.00	(b)
Total distributions to shareholders	(0.30)		—
Net asset value, end of period	$8.73		$9.01
Total return	0.01%		0.33%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.89%		1.02%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.89%	(f)	1.02%	(d)
Net investment income (loss)	2.28%	(f)	(13.66%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$335		$3
Portfolio turnover(g)	142%		114%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 131% and 113% for the years ended September 30, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	65

Notes to Financial Statements

September 30, 2011

Note	1. Organization

Columbia Strategic Allocation Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Strategic Allocation Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

66	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	67

Notes to Financial Statements (continued)

subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and

68	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	69

Notes to Financial Statements (continued)

fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

70	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to produce incremental earnings and protect gains/decrease the Fund’s exposure to equity risk and to increase return on investments, protect gains, and facilitate buying and selling of securities for investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	71

Notes to Financial Statements (continued)

Contracts and premiums associated with options contracts written for the year ended September 30, 2011 are as follows:

	Calls
	Contracts	Premiums
Balance September 30, 2010	—	$—
Opened	1,187	25,446
Expired	(1,057)	(19,866)
Exercised	(130)	(5,580)
Balance September 30, 2011	—	—

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities, increase or decrease its credit exposure to a specific debt security or a basket of debt securities. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain

72	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

(loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	73

Notes to Financial Statements (continued)

Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at September 30, 2011

Risk exposure category	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Credit contracts	Premiums paid on outstanding credit default swap contracts	$1,111,585	Unrealized depreciation on swap contracts	$2,551,260
Equity contracts			Net assets — unrealized depreciation on futures contracts	15,557	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	500,131	Unrealized depreciation on forward foreign currency exchange contracts	659,201
Interest rate contracts	Investments, at value — unaffiliated issuers	31,487	Net assets — unrealized depreciation on futures contracts	43,413	*
Total		$1,643,203		$3,269,431

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

74	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Effect of Derivative Instruments in the Statement of Operations

for the Year Ended September 30, 2011

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts	Futures contracts	Options contracts written and purchased	Swap contracts	Total
Credit contracts	$—	$—	$—	$670,438	$670,438
Equity contracts	—	497,841	19,866	—	$517,707
Foreign exchange contracts	(439,141)	—	—	—	$(439,141)
Interest rate contracts	—	(424,450)	(116,432)	—	$(540,882)
Total	$(439,141)	$73,391	$(96,566)	$670,438	$208,122

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts	Futures contracts	Options contracts written and purchased	Swap contracts	Total
Credit contracts	$—	$—	$—	$(2,640,311)	$(2,640,311)
Equity contracts	—	(23,900)	—	—	$(23,900)
Foreign exchange contracts	(195,929)	—	—	—	$(195,929)
Interest rate contracts	—	(26,062)	(8,447)	—	$(34,509)
Total	$(195,929)	$(49,962)	$(8,447)	$(2,640,311)	$(2,894,649)

Volume of Derivative Instruments for the Year Ended September 30, 2011

Contracts opened
Forward Foreign Currency Exchange Contracts	2,020
Futures Contracts	1,946
Options Contracts	9,831,777

Aggregate notional opened
Credit Default Swap Contracts — Sell Protection	$37,000,000

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	75

Notes to Financial Statements (continued)

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During

76	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	77

Notes to Financial Statements (continued)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

78	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	79

Notes to Financial Statements (continued)

declines from 0.66% to 0.49% as the Fund’s net assets increase. Prior to July 1, 2011, the rates were an annual fee that declined from 0.57% to 0.39% as assets increased. Also prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Flexible Portfolio Funds Index. The maximum adjustment was 0.08% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment decreased the management fee by $447,021 for the year ended September 30, 2011. The management fee for the year ended September 30, 2011 was 0.54% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. Prior to July 1, 2011, the administration fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.08% to 0.05% as the Fund’s net assets increased. The annualized effective administration fee rate for the year ended September 30, 2011 was 0.07% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended September 30, 2011, other expenses paid to this company were $5,771.

Compensation of Board Members

Board members are compensated for their services to the Fund as set forth in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

80	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the year ended September 30, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R	0.19
Class R4	0.05
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $60.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	81

Notes to Financial Statements (continued)

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $5,060,000 and $384,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011 and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $874,413 for Class A, $51,691 for Class B, and $3,488 for Class C shares for the year ended September 30, 2011.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended September 30, 2011, these differences are primarily due to differing treatments for futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, post-October losses, interest on bonds, and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not

82	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$739,383
Accumulated net realized loss	(739,383)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended September 30,	2011	2010
Ordinary income	$24,955,376	$24,029,895
Tax return of capital	2,023,617	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Accumulated realized loss	(362,889,522)
Unrealized depreciation	(25,947,319)

At September 30, 2011, the cost of investments for federal income tax purposes was $987,570,900 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$46,162,554
Unrealized depreciation	(71,816,920)
Net unrealized depreciation	$(25,654,366)

The following capital loss carryforward, determined at September 30, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$(21,514,298)
2018	(320,258,879)
2019	(21,116,345)
Total	$(362,889,522)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	83

Notes to Financial Statements (continued)

effective for taxable years beginning after the date of enactment. Under the Act,

the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $1,375,518,612 and $1,575,553,828, respectively, for the year ended September 30, 2011, of which $836,206,836 and $784,490,940, respectively, were U.S. government securities.

Note	6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At September 30, 2011, securities valued at $81,014,631 were on loan, secured by U.S. government securities valued at $8,867,612 and by cash collateral of $75,859,185 partially or fully invested in short-term securities or other cash equivalents.

84	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note	7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	8. Shareholder Concentration

At September 30, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I and Class R shares.

Note	9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	85

Notes to Financial Statements (continued)

increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended September 30, 2011.

Note	10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective December 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses through January 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.13%
Class B	1.88
Class C	1.88
Class I	0.74
Class R	1.38
Class R4	1.04
Class Z	0.88

86	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Note	11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	87

Notes to Financial Statements (continued)

Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

88	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Strategic Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Allocation Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	89

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Strategic Allocation Fund of the Columbia Funds Series Trust II at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

November 22, 2011

90	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended September 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	64.30%
Dividends Received Deduction for corporations	43.84%
U.S. Government Obligations	8.13%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	91

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

92	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	93

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

94	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	95

Board Members and Officers (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

96	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	97

Board Members and Officers (continued)

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

98	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	99

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

100	COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA STRATEGIC ALLOCATION FUND — 2011 ANNUAL REPORT	101

Columbia Strategic Allocation Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus.

The Fund is distributed by Columbia Management Investment Distributors, Inc.,
member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6141 AH (11/11)

Annual Report

and Prospectus

Columbia

Diversified Equity Income Fund

Annual Report for the Period Ended September 30, 2011

(Prospectus also enclosed)

Columbia Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	25

Statement of Operations	27

Statement of Changes in Net Assets	29

Financial Highlights	32

Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	57

Federal Income Tax Information	59

Board Members and Officers	60

Proxy Voting	68

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Diversified Equity Income Fund (the Fund) Class A shares declined 4.32% (excluding sales charge) for the 12 months ended September 30, 2011.

>	The Fund underperformed the 1.89% decrease of the Russell 1000® Value Index.

ANNUALIZED TOTAL RETURNS (for period ended September 30, 2011)

	1 year	3 years	5 years	10 years
Comubia Diversified Equity Income Fund Class A (excluding sales charge)	-4.32%	-1.34%	-2.73%	+5.19%
Russell 1000 Value Index (unmanaged)	-1.89%	-1.52%	-3.53%	+3.36%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at September 30, 2011
Without sales charge	1 year	3 years	5 years	10 years	Since inception*
Class A (inception 10/15/90)	-4.32%	-1.34%	-2.73%	+5.19%	N/A
Class B (inception 3/20/95)	-5.01%	-2.08%	-3.47%	+4.38%	N/A
Class C (inception 6/26/00)	-5.07%	-2.10%	-3.47%	+4.38%	N/A
Class I (inception 3/4/04)	-3.88%	-0.88%	-2.31%	N/A	+3.30%
Class R (inception 12/11/06)	-4.46%	-1.62%	N/A	N/A	-4.51%
Class R3 (inception 12/11/06)	-4.52%	-1.45%	N/A	N/A	-4.31%
Class R4 (inception 3/20/95)	-4.23%	-1.17%	-2.58%	+5.36%	N/A
Class R5 (inception 12/11/06)	-3.87%	-0.91%	N/A	N/A	-3.82%
Class W (inception 12/01/06)	-4.20%	-1.28%	N/A	N/A	-3.91%
Class Z (inception 9/27/10)	-4.06%	N/A	N/A	N/A	-3.92%

With sales charge
Class A (inception 10/15/90)	-9.81%	-3.28%	-3.88%	+4.56%	N/A
Class B (inception 3/20/95)	-9.74%	-3.04%	-3.78%	+4.38%	N/A
Class C (inception 6/26/00)	-6.02%	-2.10%	-3.47%	+4.38%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	For classes with less than 10 years performance.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Manager Commentary

Dear Shareholders,

Columbia Diversified Equity Income Fund (the Fund) Class A shares declined 4.32% (excluding sales charge) for the 12 months ended September 30, 2011. The Fund underperformed the 1.89% decrease of the Russell 1000® Value Index (Russell Index).

Significant performance factors

The performance of the U.S. equity markets during the 12 months ended September 30, 2011 was driven primarily by growing concerns regarding weakness in the U.S. and global economies. Optimism early in the year for a continued economic recovery gave way to deep concerns about deteriorating U.S. economic data, persistent sovereign debt crises in Europe and the possibility of a hard landing for China’s economy. Most of the annual period’s decline can be attributed to the third quarter of 2011 when these factors, along with political paralysis in Washington D.C. and an unprecedented downgrade of U.S. sovereign debt by Standard & Poor’s, caused investor risk aversion to heighten such that the U.S. equity markets experienced their worst quarter since the fourth quarter of 2008. From the

PORTFOLIO BREAKDOWN(1) (at September 30, 2011)
Stocks	96.0%
Consumer Discretionary	10.8
Consumer Staples	9.8
Energy	14.0
Financials	11.2
Health Care	11.0
Industrials	13.3
Information Technology	12.2
Materials	3.0
Telecommunication Services	6.1
Utilities	4.6
Bonds	0.1
Other(2)	3.9

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral
Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

end of September 2010 through the end of April 2011, when the Russell Index peaked for this annual period, the Russell Index returned 20.81%. From the end of April to the end of September 2011, the Russell Index fell 18.79%.

As a flight to quality developed and grew, there was a major bifurcation in the U.S. equity markets. Traditionally defensive sectors, most notably utilities, consumer staples and health care, performed best within the Russell Index for the annual period overall. The more cyclical, economically-sensitive sectors, including financials, materials and industrials, were the weakest performers in the Russell Index during the annual period.

The Fund underperformed the Russell Index due primarily to stock selection. Sector allocation overall contributed positively to the Fund’s results.

The Fund’s results were hurt most by having only a modest allocation to health care, which was among the strongest performing sectors within the Russell Index during the annual period. In particular, having only a modest exposure to the pharmaceuticals industry detracted, as this was one of the better performing areas of the sector. Stock selection within the sector also

TOP TEN HOLDINGS(1) (at September 30, 2011)
Lorillard, Inc.	4.3%
Microsoft Corp.	3.0
Exxon Mobil Corp.	2.8
Chevron Corp.	2.7
AT&T, Inc.	2.5
XL Group PLC	2.5
JPMorgan Chase & Co.	2.3
Mastercard, Inc., Class A	2.0
Ford Motor Co.	2.0
Apache Corp.	1.9

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

hampered results. Within pharmaceuticals, a sizable holding in Merck, which lagged the Russell Index, and having a smaller position in Pfizer, which outpaced the Russell Index, detracted. A significant position in Agilent Technologies, which provides core bio-analytical and electronic measurement solutions to the communications, electronics, life sciences and chemical analysis industries, also disappointed.

Industry and stock selection in the consumer discretionary sector further detracted from the Fund’s results during the annual period. A smaller position in the media industry than the Russell Index and a greater exposure to the auto and auto parts industry especially hurt. In the latter, sizable positions in automobile manufacturer Ford Motor and automotive systems provider Johnson Controls hindered results. Elsewhere in the consumer discretionary sector, significant holdings in leisure cruise line Carnival and discount retailer Target hurt the Fund’s relative performance.

In materials, the second worst performer in the Russell Index during the annual period, having a sizable allocation to the sector and industry and stock selection detracted. The Fund had an emphasis on the metals and mining and chemicals industries, which both were weak overall. Within metals and mining, a significant position in Freeport-McMoRan Copper & Gold hurt, as the mining company was impacted by declining copper prices and on concerns over slowing global economic growth and, in particular, slowing demand in China. In the chemicals industry, sizable positions in Dow Chemical and Huntsman hampered results. Shares of each of these chemicals companies fell on concerns regarding pricing power in the face of slower end demand.

Stock selection in the energy sector negatively impacted the Fund’s annual results, more than offsetting the positive contribution made by having a significant allocation to the relatively strong performing sector. Stock selection was especially challenging in the exploration and production and the oilfield services industries. Exploration and production companies Apache and Newfield Exploration were particular disappointments. Among Fund’s oilfield services holdings, McDermott International and Halliburton were poor performers.

In the financials sector, positions in diversified banking institutions Bank of America and Goldman Sachs hurt the Fund’s results most.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

On the positive side, stock selection in the information technology and consumer staples sectors proved effective, more than offsetting the detracting impact of weightings to these sectors. In information technology, an emphasis on the services and software industries boosted results most. In particular, in services, sizable positions in global payment solutions provider MasterCard and computer solutions provider International Business Machines (IBM) benefited the Fund during the annual period. Shares of MasterCard advanced as the company’s volumes held up better than anticipated even in the face of a slowing economy. Shares of IBM advanced as the company issued good earnings reports and as it remains a major blue-chip name and thus considered among the more recession-resistant companies within the sector. In software, a significant holding in Microsoft buoyed the Fund’s results most. Microsoft’s shares advanced as the company is among the most cash-rich defensive names within the information technology sector. Timing of our trades in Hewlett-Packard during the annual period proved especially prudent, contributing positively to the Fund’s results. Hewlett-Packard provides imaging and printing systems, computing systems, and information technology services for business and home.

In consumer staples, a significant position in tobacco company Lorillard contributed most positively to the Fund’s results. Shares of Lorillard rose on the lack of negative news from the company and on its comparatively defensive characteristics. Elsewhere, a position in aerospace and defense company Goodrich of the industrials sector was a strong performer for the Fund during the annual period.

Changes to the Fund’s portfolio

Broadly speaking, we increased the Fund’s exposure to the more traditionally defensive areas of the U.S. equity market, including consumer staples, utilities and health care as well as select companies within the consumer discretionary sector, during the annual period. We reduced the Fund’s allocations to the more cyclical, economically-sensitive sectors of the U.S. equity market, including industrials, financials and materials. We also reduced the Fund’s exposure to real estate investment trusts (REITs) and eliminated the Fund’s positions in homebuilders during the annual period.

8	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

More specifically, we established new positions during the annual period in health care companies Novartis and UnitedHealth Group and consumer staples companies Kraft Foods and Altria. We also initiated a Fund position in aerospace and defense company Boeing, which, though an industrials company, features several defensive characteristics. In other segments of the industrials sector, we sold the Fund’s holdings in diversified manufacturer Ingersoll-Rand and electronic and electrical equipment manufacturer Emerson Electric. In materials, we reduced the Fund’s exposure to the metals and mining industry, eliminating positions in Vale, Alcoa and Nucor. Elsewhere, we sold the Fund’s position in AMR, the parent company of American Airlines.

Our future strategy

At the end of September, we viewed equity prices as offering compelling value but such pricing to be at risk at the macro level as three major concerns continued to trouble investors. First is the uncertainty surrounding the bailout of several European nations facing sovereign debt crises. Second, in the U.S., debate continues between those economists and politicians who favor bringing down the fiscal deficit and those who favor supporting asset prices through quantitative easing. Third, concerns remained as to whether China will be able to achieve a soft economic landing or will face a harder landing given deterioration of economic indicators on a global basis.

We believe that sector allocation that is broadly balanced and stock selection that seeks to capture the undervalued nature of the market from a fundamental perspective is the path to adding value for our shareholders in the months ahead.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	9

Manager Commentary (continued)

Given the uncertainty these macro level risks present, we believe that individual stock selection remains critical to results going forward and so we maintain our bottom-up strategy. We believe that sector allocation that is broadly balanced and stock selection that seeks to capture the undervalued nature of the market from a fundamental perspective is the path to adding value for our shareholders in the months ahead.

Steve Schroll Portfolio Manager	Laton Spahr, CFA® Portfolio Manager	Paul Stocking Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

10	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in the Columbia Diversified Equity Income Fund Class A shares (from 10/1/01 to 9/30/11) as compared to the performance of the Russell 1000 Value Index. In comparing the Fund’s Class A shares to the index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at September 30, 2011
	1 year	3 years	5 years	10 years
Columbia Diversified Equity Income Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,019	$9,049	$8,206	$15,627
Average annual total return	-9.81%	-3.28%	-3.88%	+4.56%
Russell 1000 Value Index(1)
Cumulative value of $10,000	$9,811	$9,550	$8,355	$13,910
Average annual total return	-1.89%	-1.52%	-3.53%	+3.36%

Results for other share classes can be found on page 3.

12	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

(1)

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	13

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

14	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

April 1, 2011 — September 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	806.00	1,019.30	5.21	5.82	1.15
Class B	1,000.00	1,000.00	802.80	1,015.54	8.59	9.60	1.90
Class C	1,000.00	1,000.00	802.40	1,015.54	8.58	9.60	1.90
Class I	1,000.00	1,000.00	807.80	1,021.76	2.99	3.35	0.66
Class R	1,000.00	1,000.00	805.10	1,018.05	6.34	7.08	1.40
Class R3	1,000.00	1,000.00	804.50	1,018.95	5.52	6.17	1.22
Class R4	1,000.00	1,000.00	806.20	1,020.16	4.44	4.96	0.98
Class R5	1,000.00	1,000.00	807.40	1,021.41	3.31	3.70	0.73
Class W	1,000.00	1,000.00	806.40	1,019.55	4.98	5.57	1.10
Class Z	1,000.00	1,000.00	806.60	1,020.71	3.94	4.41	0.87

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments

Columbia Diversified Equity Income Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 95.9%

CONSUMER DISCRETIONARY 10.8%
Auto Components 1.0%
Johnson Controls, Inc.(a)	1,425,737	$37,596,685
Automobiles 1.9%
Ford Motor Co.(a)(b)	7,528,846	72,803,941
Hotels, Restaurants & Leisure 1.9%
Carnival Corp.(c)	1,349,503	40,889,941
McDonald’s Corp.	363,015	31,879,977

Total		72,769,918
Household Durables 0.2%
Lennar Corp., Class A(a)	609,912	8,258,208
Media 2.0%
Comcast Corp., Class A(a)	672,442	14,054,038
Regal Entertainment Group, Class A(a)	1,684,475	19,775,736
Time Warner, Inc.(a)	369,475	11,073,166
Viacom, Inc., Class B	405,872	15,723,481
Walt Disney Co. (The)	594,705	17,936,303

Total		78,562,724
Multiline Retail 2.6%
Macy’s, Inc.	1,148,140	30,219,045
Target Corp.	1,388,836	68,108,517

Total		98,327,562
Specialty Retail 1.2%
Home Depot, Inc.(a)	1,437,741	47,258,547

TOTAL CONSUMER DISCRETIONARY		415,577,585

CONSUMER STAPLES 9.8%
Food & Staples Retailing 1.1%
Wal-Mart Stores, Inc.(a)	788,795	40,938,460
Food Products 1.9%
Kellogg Co.	389,599	20,722,771
Kraft Foods, Inc., Class A(a)	915,740	30,750,549
Unilever NV(c)	668,732	21,058,371

Total		72,531,691
Household Products 0.7%
Kimberly-Clark Corp.(a)	381,627	27,099,333
Tobacco 6.1%
Altria Group, Inc.	1,265,917	33,939,235
Lorillard, Inc.	1,421,611	157,372,338

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER STAPLES (cont.)
Tobacco (cont.)
Philip Morris International, Inc.	704,422	$43,941,844

Total		235,253,417
TOTAL CONSUMER STAPLES		375,822,901

ENERGY 13.9%
Energy Equipment & Services 3.0%
Baker Hughes, Inc.	425,304	19,632,033
C&J Energy Services, Inc.(a)(b)	286,272	4,706,312
Halliburton Co.	1,656,421	50,553,969
McDermott International, Inc.(b)(c)	1,881,931	20,249,577
Nabors Industries Ltd.(b)(c)	89,306	1,094,892
National Oilwell Varco, Inc.	394,033	20,182,370

Total		116,419,153
Oil, Gas & Consumable Fuels 10.9%
Anadarko Petroleum Corp.(a)	645,318	40,687,300
Apache Corp.(a)	887,613	71,222,067
Chevron Corp.(a)	1,091,759	101,009,543
Enbridge, Inc.(c)	545,685	17,423,722
Exxon Mobil Corp.(a)	1,440,002	104,587,345
Marathon Petroleum Corp.	276,838	7,491,236
Newfield Exploration Co.(b)	570,457	22,641,438
Occidental Petroleum Corp.	526,663	37,656,405
Total SA, ADR(c)	390,274	17,121,320

Total		419,840,376
TOTAL ENERGY		536,259,529

FINANCIALS 11.2%
Capital Markets 1.8%
Goldman Sachs Group, Inc. (The)(a)	661,448	62,539,908
Morgan Stanley	498,931	6,735,569

Total		69,275,477
Commercial Banks 0.4%
Wells Fargo & Co.	606,056	14,618,071
Diversified Financial Services 4.3%
Bank of America Corp.(a)	11,449,489	70,070,873
Citigroup, Inc.	416,171	10,662,301
JPMorgan Chase & Co.	2,802,711	84,417,655

Total		165,150,829

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Insurance 4.6%
ACE Ltd.(c)	559,538	$33,908,003
Endurance Specialty Holdings Ltd.(a)(c)	224,708	7,673,778
MetLife, Inc.	685,712	19,206,793
PartnerRe Ltd.(c)	93,168	4,869,891
Travelers Companies, Inc. (The)	429,396	20,924,467
XL Group PLC(c)	4,811,806	90,461,953

Total		177,044,885
Real Estate Investment Trusts (REITs) 0.1%
ProLogis, Inc.(a)	232,465	5,637,246

TOTAL FINANCIALS		431,726,508

HEALTH CARE 11.0%
Health Care Providers & Services 2.0%
UnitedHealth Group, Inc.	1,250,561	57,675,873
WellPoint, Inc.(a)	271,032	17,692,969

Total		75,368,842
Life Sciences Tools & Services 1.8%
Agilent Technologies, Inc.(b)	1,026,362	32,073,813
Thermo Fisher Scientific, Inc.(b)	730,052	36,969,833

Total		69,043,646
Pharmaceuticals 7.2%
Bristol-Myers Squibb Co.(a)	2,233,846	70,098,088
Johnson & Johnson(a)	519,855	33,119,962
Merck & Co., Inc.	1,802,438	58,957,747
Novartis AG, ADR(c)	781,598	43,589,720
Pfizer, Inc.	4,008,284	70,866,461

Total		276,631,978
TOTAL HEALTH CARE		421,044,466

INDUSTRIALS 13.3%
Aerospace & Defense 2.2%
Boeing Co. (The)	672,913	40,717,966
Honeywell International, Inc.	397,650	17,460,812
Lockheed Martin Corp.(a)	374,746	27,221,549

Total		85,400,327
Air Freight & Logistics 0.5%
United Parcel Service, Inc., Class B(a)	301,790	19,058,038
Airlines 0.7%
Delta Air Lines, Inc.(b)	1,158,347	8,687,602
United Continental Holdings, Inc.(a)(b)	878,729	17,029,768

Total		25,717,370

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Electrical Equipment 2.4%
ABB Ltd., ADR(b)(c)	1,810,966	$30,931,299
Cooper Industries PLC(c)	1,013,526	46,743,819
Hubbell, Inc., Class B	303,412	15,031,031

Total		92,706,149
Industrial Conglomerates 3.3%
3M Co.(a)	391,998	28,141,536
General Electric Co.	1,923,187	29,309,370
Siemens AG, ADR(a)(c)	417,490	37,486,427
Tyco International Ltd.(c)	810,830	33,041,323

Total		127,978,656
Machinery 3.6%
Caterpillar, Inc.(a)	462,763	34,170,420
Deere & Co.(a)	198,644	12,826,443
Eaton Corp.	680,792	24,168,116
Illinois Tool Works, Inc.(a)	674,523	28,060,157
PACCAR, Inc.(a)	288,173	9,746,011
Parker Hannifin Corp.(a)	426,778	26,942,495

Total		135,913,642
Road & Rail 0.6%
Union Pacific Corp.	292,380	23,878,675

TOTAL INDUSTRIALS		510,652,857

INFORMATION TECHNOLOGY 12.2%
Communications Equipment 0.8%
Nokia OYJ, ADR(a)(c)	5,170,264	29,263,694
Computers & Peripherals 1.2%
Apple, Inc.(b)	68,864	26,249,580
Western Digital Corp.(b)	702,027	18,056,134

Total		44,305,714
Electronic Equipment, Instruments & Components 0.4%
TE Connectivity Ltd.(c)	528,999	14,886,032
IT Services 4.2%
Accenture PLC, Class A(a)(c)	460,898	24,280,107
International Business Machines Corp.(a)	365,595	63,990,093
Mastercard, Inc., Class A(a)	235,981	74,843,734

Total		163,113,934
Semiconductors & Semiconductor Equipment 1.9%
Intel Corp.(a)	2,198,186	46,887,307
Microchip Technology, Inc.(a)	844,373	26,268,444

Total		73,155,751

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Software 3.7%
Microsoft Corp.	4,519,696	$112,495,234
Oracle Corp.	1,077,441	30,965,654

Total		143,460,888
TOTAL INFORMATION TECHNOLOGY		468,186,013

MATERIALS 3.0%
Chemicals 2.4%
Air Products & Chemicals, Inc.	203,658	15,553,361
Dow Chemical Co. (The)(a)	1,557,954	34,991,647
EI du Pont de Nemours & Co.(a)	664,449	26,558,027
Huntsman Corp.	1,394,400	13,483,848

Total		90,586,883
Metals & Mining 0.6%
Freeport-McMoRan Copper & Gold, Inc.	497,601	15,151,951
Rio Tinto PLC, ADR(a)(c)	214,990	9,476,759

Total		24,628,710
TOTAL MATERIALS		115,215,593

TELECOMMUNICATION SERVICES 6.1%
Diversified Telecommunication Services 5.5%
AT&T, Inc.(a)	3,209,933	91,547,289
CenturyLink, Inc.(a)	1,152,257	38,162,752
Deutsche Telekom AG, ADR(c)	1,691,248	19,829,883
Frontier Communications Corp.(a)	634,658	3,877,760
Verizon Communications, Inc.(a)	920,478	33,873,590
Windstream Corp.(a)	2,019,963	23,552,769

Total		210,844,043
Wireless Telecommunication Services 0.6%
Vodafone Group PLC, ADR(c)	974,300	24,990,795

TOTAL TELECOMMUNICATION SERVICES		235,834,838

UTILITIES 4.6%
Electric Utilities 2.4%
American Electric Power Co., Inc.	659,631	25,079,171
Entergy Corp.	262,726	17,416,106
FirstEnergy Corp.	456,016	20,479,679
NextEra Energy, Inc.(a)	297,447	16,068,087
PPL Corp.	448,975	12,813,746

Total		91,856,789
Independent Power Producers & Energy Traders —%
Calpine Corp.(a)(b)	43,745	615,930

Issuer	Shares	Value
Common Stocks (continued)

UTILITIES (cont.)
Multi-Utilities 2.2%
Dominion Resources, Inc.(a)	707,185	$35,903,782
PG&E Corp.	615,597	26,045,909
Sempra Energy	433,487	22,324,581

Total		84,274,272
TOTAL UTILITIES		176,746,991
Total Common Stocks (Cost: $3,649,739,869)		$3,687,067,281

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds 0.1%

Building Materials 0.1%
Cemex SAB de CV Subordinated Notes(c)(d)
03/15/18	3.750%	$7,719,000	$3,816,274
Total Convertible Bonds (Cost: $7,719,000)			$3,816,274

Issuer	Shares	Value
Money Market Fund 3.9%

Columbia Short-Term Cash Fund, 0.125%(e)(f)	151,107,439	$151,107,439
Total Money Market Fund (Cost: $151,107,439)		$151,107,439

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 24.1%

Asset-Backed Commercial Paper 3.4%
Aspen Funding Corp.
10/13/11	0.330%	$4,998,579	$4,998,579
Atlantis One
12/21/11	0.350%	7,992,922	7,992,922
Cancara Asset Securitisation LLC
10/25/11	0.270%	12,996,685	12,996,685
Gemini Securitization Corporation (FKA Twin Towers)
10/07/11	0.300%	19,995,167	19,995,167
Regency Markets No. 1 LLC
10/17/11	0.250%	5,004,888	5,004,888
10/18/11	0.250%	4,998,889	4,998,889

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Asset-Backed Commercial Paper (cont.)
Rhein-Main Securitisation Ltd.
10/11/11	0.500%	$5,706,938	$5,706,938
Rheingold Securitization
10/11/11	0.500%	4,999,236	4,999,236
10/17/11	0.550%	9,995,875	9,995,875
10/25/11	0.600%	14,991,250	14,991,250
Royal Park Investments Funding Corp.
10/28/11	0.730%	9,994,119	9,994,119
Scaldis Capital LLC
10/04/11	0.550%	29,998,167	29,998,167

Total			131,672,715
Certificates of Deposit 15.3%
ABM AMRO Bank N.V.
10/12/11	0.310%	14,996,126	14,996,126
Bank of America, National Association
10/03/11	0.350%	25,000,000	25,000,000
Bank of Montreal
11/14/11	0.250%	15,000,000	15,000,000
Bank of Nova Scotia
11/28/11	0.300%	7,000,000	7,000,000
Banque et Caisse d’Epargne de l’Etat
10/14/11	0.400%	9,996,668	9,996,668
Clydesdale Bank PLC
10/21/11	0.340%	14,986,978	14,986,978
12/30/11	0.550%	24,965,291	24,965,291
Commerzbank AG
10/03/11	0.380%	4,000,000	4,000,000
10/06/11	0.370%	6,000,000	6,000,000
Credit Industrial et Commercial
11/21/11	0.410%	10,000,000	10,000,000
Credit Suisse
10/04/11	0.190%	10,004,208	10,004,208
10/25/11	0.285%	20,000,000	20,000,000
11/17/11	0.300%	15,000,000	15,000,000
Deutsche Bank AG
10/19/11	0.290%	20,000,000	20,000,000
Development Bank of Singapore Ltd.
10/21/11	0.270%	28,500,000	28,500,000
DnB NOR ASA
11/23/11	0.300%	20,000,000	20,000,000
DnB NOR
10/06/11	0.140%	10,000,000	10,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
10/03/11	0.340%	10,000,000	10,000,000
10/21/11	0.320%	24,500,000	24,500,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
Lloyds Bank PLC
10/14/11	0.346%	$18,000,000	$18,000,000
N.V. Bank Nederlandse Gemeenten
11/01/11	0.420%	10,000,000	10,000,000
National Bank of Canada
10/07/11	0.272%	15,000,000	15,000,000
11/18/11	0.270%	11,000,000	11,000,000
Natixis
10/07/11	0.496%	20,000,000	20,000,000
Nordea Bank AB
12/09/11	0.310%	20,000,000	20,000,000
Rabobank
12/15/11	0.330%	10,001,100	10,001,100
01/20/12	0.272%	15,000,000	15,000,000
Royal Bank of Canada
10/14/11	0.210%	25,008,222	25,008,222
Skandinaviska Enskilda Banken
10/11/11	0.250%	30,000,000	30,000,000
Standard Chartered Bank PLC
12/29/11	0.550%	9,986,117	9,986,117
01/03/12	0.460%	15,000,235	15,000,235
Svenska Handelsbanken
11/23/11	0.300%	15,000,189	15,000,189
12/21/11	0.330%	5,000,000	5,000,000
03/01/12	0.460%	15,000,000	15,000,000
Swedbank AB
10/24/11	0.260%	10,000,000	10,000,000
Union Bank of Switzerland
11/14/11	0.261%	12,000,000	12,000,000
11/28/11	0.350%	20,000,000	20,000,000
United Overseas Bank Ltd.
10/28/11	0.270%	20,000,000	20,000,000

Total			585,945,134
Commercial Paper 1.1%
Macquarie Bank Ltd.
11/10/11	0.461%	9,976,617	9,976,617
Suncorp Metway Ltd.
11/28/11	0.380%	9,992,717	9,992,717
The Commonwealth Bank of Australia
11/28/11	0.270%	9,992,950	9,992,950
Westpac Securities NZ Ltd.
03/02/12	0.441%	9,977,755	9,977,755

Total			39,940,039

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Other Short-Term Obligations 1.8%
Natixis Financial Products LLC
10/03/11	0.430%	$25,000,000	$25,000,000
The Goldman Sachs Group, Inc.
11/15/11	0.350%	40,000,000	40,000,000
12/14/11	0.420%	5,000,000	5,000,000

Total			70,000,000
Repurchase Agreements 2.5%
Goldman Sachs & Co. dated 09/19/11, matures 10/03/11, repurchase price $75,000,625(g)
	0.100%	75,000,000	75,000,000
Natixis Financial Products, Inc. dated 09/30/11, matures 10/03/11, repurchase price $12,000,090(g)
	0.090%	12,000,000	12,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
RBS Securities, Inc. dated 09/30/11, matures 10/03/11, repurchase price $10,143,867(g)
	0.150%	10,143,740	$10,143,740

Total			97,143,740
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $924,701,628)			$924,701,628
Total Investments
(Cost: $4,733,267,936)			$4,766,692,622
Other Assets & Liabilities, Net			(924,134,075)
Net Assets			$3,842,558,547

Notes to Portfolio of Investments

(a)	At September 30, 2011, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Represents a foreign security. At September 30, 2011, the value of foreign securities, excluding short-term securities, amounted to $573,087,580 or 14.91% of net assets.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of these securities amounted to $3,816,274 or 0.10% of net assets.

(e)	The rate shown is the seven-day current annualized yield at September 30, 2011.

(f)	Investments in affiliates during the year ended September 30, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$86,554,608	$1,112,010,918	$(1,047,458,087)	$—	$151,107,439	$192,666	$151,107,439

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)
(g)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.100%)

Security Description	Value
Government National Mortgage Association	$76,500,000
Total Market Value of Collateral Securities	$76,500,000

Natixis Financial Products, Inc. (0.090%)

Security Description	Value
Fannie Mae Interest Strip	$3,214,440
Fannie Mae Pool	6,387,659
Fannie Mae REMICS	5,249
Freddie Mac Gold Pool	1,869,676
Freddie Mac Non Gold Pool	85,637
Freddie Mac REMICS	48,797
Freddie Mac Strips	395,646
Government National Mortgage Association	232,988
Total Market Value of Collateral Securities	$12,240,092

RBS Securities, Inc. (0.150%)

Security Description	Value
Freddie Mac Gold Pool	$10,346,660
Total Market Value of Collateral Securities	$10,346,660

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include,

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

	Fair Value at September 30, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets(b)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$415,577,585	$—	$—	$415,577,585
Consumer Staples	375,822,901	—	—	375,822,901
Energy	536,259,529	—	—	536,259,529
Financials	431,726,508	—	—	431,726,508
Health Care	421,044,466	—	—	421,044,466
Industrials	510,652,857	—	—	510,652,857
Information Technology	468,186,013	—	—	468,186,013
Materials	115,215,593	—	—	115,215,593
Telecommunication Services	235,834,838	—	—	235,834,838
Utilities	176,746,991	—	—	176,746,991
Total Equity Securities	3,687,067,281	—	—	3,687,067,281
Bonds
Convertible Bonds	—	3,816,274	—	3,816,274
Total Bonds	—	3,816,274	—	3,816,274
Other
Affiliated Money Market Fund(c)	151,107,439	—	—	151,107,439
Investments of Cash Collateral Received for Securities on Loan	—	924,701,628	—	924,701,628
Total Other	151,107,439	924,701,628	—	1,075,809,067
Total	$3,838,174,720	$928,517,902	$—	$4,766,692,622

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at September 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	23

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Common Stocks
Balance as of September 30, 2010	$6
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	(6)
Sales	—
Purchases	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of September 30, 2011	$—

*	Change in unrealized appreciation (depreciation) relating to securities held at September 30, 2011 was $0.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Statement of Assets and Liabilities

September 30, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $3,657,458,869)	$3,690,883,555
Affiliated issuers (identified cost $151,107,439)	151,107,439
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $827,557,888)	827,557,888
Repurchase agreements (identified cost $97,143,740)	97,143,740
Total investments (identified cost $4,733,267,936)	4,766,692,622
Receivable for:
Capital shares sold	3,662,483
Investments sold	53,210,564
Dividends	6,226,983
Interest	190,351
Reclaims	223,424
Total assets	4,830,206,427
Liabilities
Due upon return of securities on loan	924,701,628
Payable for:
Investments purchased	55,184,953
Capital shares purchased	6,170,384
Investment management fees	59,856
Distribution fees	28,545
Transfer agent fees	877,970
Administration fees	5,351
Plan administration fees	117,598
Other expenses	501,595
Total liabilities	987,647,880
Net assets applicable to outstanding capital stock	$3,842,558,547

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	25

Statement of Assets and Liabilities (continued)

September 30, 2011

Represented by
Paid-in capital	$4,784,724,757
Undistributed net investment income	2,597,713
Accumulated net realized loss	(978,188,609)
Unrealized appreciation (depreciation) on:
Investments	33,424,686
Total — representing net assets applicable to outstanding capital stock	$3,842,558,547
*Value of securities on loan	$874,959,424
Net assets applicable to outstanding shares
Class A	$3,197,507,627
Class B	$142,429,147
Class C	$54,238,222
Class I	$79,023,635
Class R	$10,113,833
Class R3	$53,616,567
Class R4	$189,509,669
Class R5	$57,903,439
Class W	$3,085
Class Z	$58,213,323
Shares outstanding
Class A	374,806,298
Class B	16,634,652
Class C	6,362,891
Class I	9,272,598
Class R	1,190,277
Class R3	6,298,786
Class R4	22,207,892
Class R5	6,787,560
Class W	361
Class Z	6,830,400
Net asset value per share
Class A(a)	$8.53
Class B	$8.56
Class C	$8.52
Class I	$8.52
Class R	$8.50
Class R3	$8.51
Class R4	$8.53
Class R5	$8.53
Class W	$8.55
Class Z	$8.52

(a)	The maximum offering price per share for Class A is $9.05. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Statement of Operations

Year ended September 30, 2011

Net investment income
Income:
Dividends	$107,296,122
Interest	250,866
Dividends from affiliates	192,666
Income from securities lending — net	1,838,228
Foreign taxes withheld	(1,144,373)
Total income	108,433,509
Expenses:
Investment management fees	27,693,306
Distribution fees
Class A	9,333,875
Class B	2,361,615
Class C	683,048
Class R	57,984
Class R3	268,935
Class W	9
Transfer agent fees
Class A	7,998,236
Class B	515,464
Class C	146,916
Class R	24,669
Class R3	52,199
Class R4	118,322
Class R5	32,937
Class W	7
Class Z	55,301
Administration fees	2,237,285
Plan administration fees
Class R3	268,935
Class R4	594,579
Compensation of board members	138,277
Custodian fees	64,203
Printing and postage fees	302,501
Registration fees	280,188
Professional fees	73,215
Other	249,500
Total expenses	53,551,506
Expense reductions	(120)
Total net expenses	53,551,386
Net investment income	54,882,123

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	27

Statement of Operations (continued)

Year ended September 30, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$292,586,787
Foreign currency transactions	4,053
Forward foreign currency exchange contracts	(63,557)
Net realized gain	292,527,283
Net change in unrealized appreciation (depreciation) on:
Investments	(476,903,432)
Net change in unrealized depreciation	(476,903,432)
Net realized and unrealized loss	(184,376,149)
Net decrease in net assets from operations	$(129,494,026)

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended September 30,	2011	2010(a)
Operations
Net investment income	$54,882,123	$59,947,451
Net realized gain (loss)	292,527,283	(72,030,584)
Net change in unrealized appreciation (depreciation)	(476,903,432)	451,887,217
Net change in net assets resulting from operations	(129,494,026)	439,804,084
Distributions to shareholders from:
Net investment income
Class A	(46,513,138)	(49,470,218)
Class B	(988,039)	(2,005,454)
Class C	(324,080)	(450,671)
Class I	(2,470,472)	(3,946,066)
Class R	(118,643)	(96,765)
Class R3	(1,186,599)	(1,349,112)
Class R4	(3,423,364)	(3,268,322)
Class R5	(1,153,088)	(1,037,365)
Class W	(45)	(45)
Class Z	(573,511)	—
Total distributions to shareholders	(56,750,979)	(61,624,018)
Decrease in net assets from share transactions	(405,281,228)	(492,963,977)
Total decrease in net assets	(591,526,233)	(114,783,911)
Net assets at beginning of year	4,434,084,780	4,548,868,691
Net assets at end of year	$3,842,558,547	$4,434,084,780
Undistributed net investment income	$2,597,713	$5,393,819

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	29

Statement of Changes in Net Assets (continued)

Year ended September 30,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	70,944,044	702,546,959	70,303,939	615,656,367
Conversions from Class B	5,743,413	59,616,244	8,988,433	77,929,357
Distributions reinvested	4,465,103	43,546,430	5,319,074	47,091,460
Redemptions	(95,741,801)	(953,730,518)	(118,454,572)	(1,037,361,815)
Net decrease	(14,589,241)	(148,020,885)	(33,843,126)	(296,684,631)
Class B shares
Subscriptions	358,803	3,618,135	1,726,446	15,169,381
Distributions reinvested	94,871	949,507	220,806	1,945,255
Conversions to Class A	(5,732,370)	(59,616,244)	(8,967,753)	(77,929,357)
Redemptions	(5,308,420)	(53,153,151)	(11,103,704)	(97,275,625)
Net decrease	(10,587,116)	(108,201,753)	(18,124,205)	(158,090,346)
Class C shares
Subscriptions	705,964	7,099,884	774,142	6,772,588
Distributions reinvested	30,717	300,510	48,255	424,610
Redemptions	(1,747,688)	(17,341,575)	(2,167,626)	(18,869,531)
Net decrease	(1,011,007)	(9,941,181)	(1,345,229)	(11,672,333)
Class I shares
Subscriptions	839,727	8,661,328	1,125,600	9,949,562
Distributions reinvested	250,180	2,470,332	445,804	3,945,934
Redemptions	(15,430,797)	(156,637,289)	(3,495,683)	(30,976,747)
Net decrease	(14,340,890)	(145,505,629)	(1,924,279)	(17,081,251)
Class R shares
Subscriptions	311,076	3,158,955	455,238	3,974,391
Distributions reinvested	12,207	118,624	10,959	96,765
Redemptions	(301,074)	(3,031,143)	(297,072)	(2,580,086)
Net increase	22,209	246,436	169,125	1,491,070
Class R3 shares
Subscriptions	4,164,126	41,861,715	4,714,706	41,194,081
Distributions reinvested	119,578	1,186,471	152,706	1,348,993
Redemptions	(9,472,542)	(92,325,458)	(6,665,434)	(58,039,611)
Net decrease	(5,188,838)	(49,277,272)	(1,798,022)	(15,496,537)
Class R4 shares
Subscriptions	4,692,239	46,792,493	4,516,848	39,427,849
Distributions reinvested	326,681	3,193,901	346,141	3,067,365
Redemptions	(6,911,453)	(69,213,089)	(4,569,315)	(40,062,488)
Net increase (decrease)	(1,892,533)	(19,226,695)	293,674	2,432,726

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Year ended September 30,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class R5 shares
Subscriptions	1,208,659	12,088,148	1,240,016	10,824,692
Distributions reinvested	117,384	1,143,255	115,308	1,022,462
Redemptions	(1,197,107)	(11,925,924)	(1,112,112)	(9,712,329)
Net increase	128,936	1,305,479	243,212	2,134,825
Class Z shares
Subscriptions	7,459,113	79,450,030	277	2,500
Distributions reinvested	58,400	546,595	—	—
Redemptions	(687,390)	(6,656,353)	—	—
Net increase	6,830,123	73,340,272	277	2,500
Total net decrease	(40,628,357)	(405,281,228)	(56,328,573)	(492,963,977)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	31

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$9.03	$8.31	$9.31	$14.34	$13.10
Income from investment operations:
Net investment income	0.12	0.12	0.16	0.17	0.18
Net realized and unrealized gain (loss)	(0.49)	0.72	(1.02)	(3.44)	2.41
Total from investment operations	(0.37)	0.84	(0.86)	(3.27)	2.59
Less distributions to shareholders from:
Net investment income	(0.13)	(0.12)	(0.14)	(0.17)	(0.18)
Net realized gains	—	—	—	(1.32)	(1.17)
Tax return of capital	—	—	—	(0.27)	—
Total distributions to shareholders	(0.13)	(0.12)	(0.14)	(1.76)	(1.35)
Net asset value, end of period	$8.53	$9.03	$8.31	$9.31	$14.34
Total return	(4.32% )	10.18%	(8.91% )	(25.05% )	20.98%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.13%	1.12%	0.99%	1.08%	1.00%
Net expenses after fees waived or expenses reimbursed(b)	1.13% (c)	1.12%	0.99%	1.08%	1.00%
Net investment income	1.20% (c)	1.36%	2.21%	1.49%	1.34%
Supplemental data
Net assets, end of period (in thousands)	$3,197,508	$3,516,017	$3,516,948	$4,504,418	$6,501,874
Portfolio turnover	36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$9.05	$8.33	$9.32	$14.35	$13.11
Income from investment operations:
Net investment income	0.04	0.05	0.10	0.08	0.08
Net realized and unrealized gain (loss)	(0.49)	0.72	(1.00)	(3.45)	2.40
Total from investment operations	(0.45)	0.77	(0.90)	(3.37)	2.48
Less distributions to shareholders from:
Net investment income	(0.04)	(0.05)	(0.09)	(0.07)	(0.07)
Net realized gains	—	—	—	(1.32)	(1.17)
Tax return of capital	—	—	—	(0.27)	—
Total distributions to shareholders	(0.04)	(0.05)	(0.09)	(1.66)	(1.24)
Net asset value, end of period	$8.56	$9.05	$8.33	$9.32	$14.35
Total return	(5.01% )	9.26%	(9.53% )	(25.66% )	20.04%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.88%	1.89%	1.76%	1.84%	1.76%
Net expenses after fees waived or expenses reimbursed(b)	1.88% (c)	1.89%	1.76%	1.84%	1.76%
Net investment income	0.43% (c)	0.58%	1.49%	0.71%	0.57%
Supplemental data
Net assets, end of period (in thousands)	$142,429	$246,456	$377,652	$633,360	$1,113,206
Portfolio turnover	36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	33

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$9.02	$8.30	$9.30	$14.32	$13.09
Income from investment operations:
Net investment income	0.04	0.05	0.10	0.09	0.08
Net realized and unrealized gain (loss)	(0.49)	0.73	(1.01)	(3.44)	2.40
Total from investment operations	(0.45)	0.78	(0.91)	(3.35)	2.48
Less distributions to shareholders from:
Net investment income	(0.05)	(0.06)	(0.09)	(0.08)	(0.08)
Net realized gains	—	—	—	(1.32)	(1.17)
Tax return of capital	—	—	—	(0.27)	—
Total distributions to shareholders	(0.05)	(0.06)	(0.09)	(1.67)	(1.25)
Net asset value, end of period	$8.52	$9.02	$8.30	$9.30	$14.32
Total return	(5.07% )	9.37%	(9.61% )	(25.60% )	20.04%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.88%	1.88%	1.75%	1.83%	1.76%
Net expenses after fees waived or expenses reimbursed(b)	1.88% (c)	1.88%	1.75%	1.83%	1.76%
Net investment income	0.44% (c)	0.60%	1.46%	0.75%	0.58%
Supplemental data
Net assets, end of period (in thousands)	$54,238	$66,505	$72,372	$93,321	$113,516
Portfolio turnover	36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$9.02	$8.30	$9.30	$14.33	$13.09
Income from investment operations:
Net investment income	0.16	0.16	0.19	0.22	0.23
Net realized and unrealized gain (loss)	(0.49)	0.72	(1.01)	(3.45)	2.41
Total from investment operations	(0.33)	0.88	(0.82)	(3.23)	2.64
Less distributions to shareholders from:
Net investment income	(0.17)	(0.16)	(0.18)	(0.21)	(0.23)
Net realized gains	—	—	—	(1.32)	(1.17)
Tax return of capital	—	—	—	(0.27)	—
Total distributions to shareholders	(0.17)	(0.16)	(0.18)	(1.80)	(1.40)
Net asset value, end of period	$8.52	$9.02	$8.30	$9.30	$14.33
Total return	(3.88% )	10.69%	(8.47% )	(24.75% )	21.44%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.67%	0.67%	0.50%	0.67%	0.62%
Net expenses after fees waived or expenses reimbursed(b)	0.67%	0.67%	0.50%	0.67%	0.62%
Net investment income	1.63%	1.82%	2.69%	1.98%	1.72%
Supplemental data
Net assets, end of period (in thousands)	$79,024	$213,083	$212,064	$189,997	$131,742
Portfolio turnover	36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	35

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class R
Per share data
Net asset value, beginning of period	$8.99	$8.28	$9.28	$14.33	$14.03
Income from investment operations:
Net investment income	0.09	0.09	0.13	0.14	0.11
Net realized and unrealized gain (loss)	(0.48)	0.72	(1.01)	(3.45)	1.52
Total from investment operations	(0.39)	0.81	(0.88)	(3.31)	1.63
Less distributions to shareholders from:
Net investment income	(0.10)	(0.10)	(0.12)	(0.15)	(0.16)
Net realized gains	—	—	—	(1.32)	(1.17)
Tax return of capital	—	—	—	(0.27)	—
Total distributions to shareholders	(0.10)	(0.10)	(0.12)	(1.74)	(1.33)
Net asset value, end of period	$8.50	$8.99	$8.28	$9.28	$14.33
Total return	(4.46% )	9.76%	(9.20% )	(25.36% )	12.74%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.38%	1.46%	1.30%	1.46%	1.43%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.38% (e)	1.46%	1.30%	1.46%	1.43%	(c)
Net investment income	0.95% (e)	1.03%	1.86%	1.33%	1.03%	(c)
Supplemental data
Net assets, end of period (in thousands)	$10,114	$10,506	$8,271	$7,728	$30
Portfolio turnover	36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class R3
Per share data
Net asset value, beginning of period	$9.02	$8.30	$9.30	$14.33	$14.03
Income from investment operations:
Net investment income	0.11	0.11	0.15	0.16	0.13
Net realized and unrealized gain (loss)	(0.50)	0.72	(1.01)	(3.45)	1.54
Total from investment operations	(0.39)	0.83	(0.86)	(3.29)	1.67
Less distributions to shareholders from:
Net investment income	(0.12)	(0.11)	(0.14)	(0.15)	(0.20)
Net realized gains	—	—	—	(1.32)	(1.17)
Tax return of capital	—	—	—	(0.27)	—
Total distributions to shareholders	(0.12)	(0.11)	(0.14)	(1.74)	(1.37)
Net asset value, end of period	$8.51	$9.02	$8.30	$9.30	$14.33
Total return	(4.52% )	10.09%	(8.95% )	(25.17% )	13.02%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.21%	1.22%	1.05%	1.23%	1.32%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.21%	1.22%	1.05%	1.23%	1.32%	(c)
Net investment income	1.06%	1.26%	2.13%	1.37%	1.35%	(c)
Supplemental data
Net assets, end of period (in thousands)	$53,617	$103,577	$110,248	$108,543	$118,360
Portfolio turnover	36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operation) to September 30, 2007.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	37

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$9.04	$8.32	$9.31	$14.35	$13.11
Income from investment operations:
Net investment income	0.14	0.13	0.17	0.19	0.20
Net realized and unrealized gain (loss)	(0.50)	0.73	(1.00)	(3.46)	2.41
Total from investment operations	(0.36)	0.86	(0.83)	(3.27)	2.61
Less distributions to shareholders from:
Net investment income	(0.15)	(0.14)	(0.16)	(0.18)	(0.20)
Net realized gains	—	—	—	(1.32)	(1.17)
Tax return of capital	—	—	—	(0.27)	—
Total distributions to shareholders	(0.15)	(0.14)	(0.16)	(1.77)	(1.37)
Net asset value, end of period	$8.53	$9.04	$8.32	$9.31	$14.35
Total return	(4.23% )	10.34%	(8.57% )	(24.98% )	21.10%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.97%	0.97%	0.80%	0.98%	0.91%
Net expenses after fees waived or expenses reimbursed(b)	0.97%	0.97%	0.75%	0.94%	0.89%
Net investment income	1.36%	1.52%	2.42%	1.66%	1.46%
Supplemental data
Net assets, end of period (in thousands)	$189,510	$217,779	$197,977	$182,738	$209,638
Portfolio turnover	36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class R5
Per share data
Net asset value, beginning of period	$9.03	$8.31	$9.31	$14.35	$14.03
Income from investment operations:
Net investment income	0.16	0.15	0.18	0.23	0.18
Net realized and unrealized gain (loss)	(0.49)	0.73	(1.00)	(3.47)	1.54
Total from investment operations	(0.33)	0.88	(0.82)	(3.24)	1.72
Less distributions to shareholders from:
Net investment income	(0.17)	(0.16)	(0.18)	(0.21)	(0.23)
Net realized gains	—	—	—	(1.32)	(1.17)
Tax return of capital	—	—	—	(0.27)	—
Total distributions to shareholders	(0.17)	(0.16)	(0.18)	(1.80)	(1.40)
Net asset value, end of period	$8.53	$9.03	$8.31	$9.31	$14.35
Total return	(3.87% )	10.62%	(8.51% )	(24.83% )	13.41%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.72%	0.72%	0.55%	0.70%	0.73%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.72%	0.72%	0.55%	0.70%	0.73%	(c)
Net investment income	1.62%	1.77%	2.62%	2.07%	1.63%	(c)
Supplemental data
Net assets, end of period (in thousands)	$57,903	$60,156	$53,334	$45,589	$9,909
Portfolio turnover	36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	39

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class W
Per share data
Net asset value, beginning of period	$9.04	$8.32	$9.32	$14.35	$13.86
Income from investment operations:
Net investment income	0.12	0.12	0.16	0.17	0.14
Net realized and unrealized gain (loss)	(0.48)	0.72	(1.01)	(3.45)	1.70
Total from investment operations	(0.36)	0.84	(0.85)	(3.28)	1.84
Less distributions to shareholders from:
Net investment income	(0.13)	(0.12)	(0.15)	(0.16)	(0.18)
Net realized gains	—	—	—	(1.32)	(1.17)
Tax return of capital	—	—	—	(0.27)	—
Total distributions to shareholders	(0.13)	(0.12)	(0.15)	(1.75)	(1.35)
Net asset value, end of period	$8.55	$9.04	$8.32	$9.32	$14.35
Total return	(4.20% )	10.18%	(8.85% )	(25.07% )	14.40%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.10%	1.09%	0.91%	1.12%	1.05%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.10%	1.09%	0.91%	1.12%	1.05%	(c)
Net investment income	1.23%	1.40%	2.28%	1.45%	1.29%	(c)
Supplemental data
Net assets, end of period (in thousands)	$3	$3	$3	$3	$5
Portfolio turnover	36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from December 1, 2006 (commencement of operations) to September 30, 2007.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

40	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$9.03	$9.02
Income from investment operations:
Net investment income	0.17	0.01
Net realized and unrealized gain (loss)	(0.52)	—
Total from investment operations	(0.35)	0.01
Less distributions to shareholders from:
Net investment income	(0.16)	—
Total distributions to shareholders	(0.16)	—
Net asset value, end of period	$8.52	$9.03
Total return	(4.06% )	0.11%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.87%	1.02%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.87% (e)	1.02%	(c)
Net investment income	1.77% (e)	9.89%	(c)
Supplemental data
Net assets, end of period (in thousands)	$58,213	$3
Portfolio turnover	36%	34%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements

September 30, 2011

Note 1. Organization

Columbia Diversified Equity Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Investment Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

42	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary	of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and

44	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at September 30, 2011

At September 30, 2011, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations

for the Year Ended September 30, 2011

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts
Foreign exchange contracts	$(63,557)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts
Foreign exchange contracts	$—

Volume of Derivative Instruments for the Year Ended September 30, 2011

Contracts opened
Forward foreign currency exchange contracts	8

46	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. Prior to July 1, 2011, the rates were an annual fee that declined from 0.600% to 0.375% as assets

48	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

increased. Also prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Equity Income Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $1,858,058 for the year ended September 30, 2011. The management fee for the year ended September 30, 2011 was 0.60% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the year ended September 30, 2011 was 0.05% of the Fund's average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended September 30, 2011, other expenses paid to this company were $24,807.

Compensation of Board Members

Board members are compensated for their services to the Fund as set forth in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended September 30, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.22
Class C	0.22
Class R	0.21
Class R3	0.05
Class R4	0.05
Class R5	0.05
Class W	0.21
Class Z	0.20

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a

50	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $12,701,000 and $836,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,838,296 for Class A, $152,538 for Class B, and $4,075 for Class C shares for the year ended September 30, 2011.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended September 30, 2011, these differences are primarily due to differing treatments for re-characterization of real estate investment trust (REIT) distributions and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(927,250)
Accumulated net realized loss	927,250
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended September 30,	2011	2010
Ordinary income	$56,750,979	$61,624,018
Long-term capital gains	—	—

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,745,681
Undistributed accumulated long-term gain	—
Accumulated realized loss	(930,152,529)
Unrealized depreciation	(14,759,362)

At September 30, 2011, the cost of investments for federal income tax purposes was $4,781,304,017 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$328,552,560
Unrealized depreciation	$(343,163,955)
Net unrealized depreciation	$(14,611,395)

The following capital loss carryforward, determined at September 30, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2018	$930,152,529

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended September 30, 2011, $273,091,943 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the

52	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio	Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,628,998,329 and $2,097,284,284, respectively, for the year ended September 30, 2011.

Note 6. Lending	of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At September 30, 2011, securities valued at $874,959,424 were on loan, secured by cash collateral of $924,701,628 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended September 30, 2011 is disclosed in the

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	53

Notes to Financial Statements (continued)

Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated	Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder	Concentration

At September 30, 2011, the Investment Manager and/or affiliates owned 100% of the Fund's Class I and Class W shares.

Note 9. Line	of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit

54	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

The Fund had no borrowings during the year ended September 30, 2011.

Note 10. Subsequent	Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information	Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	55

Notes to Financial Statements (continued)

January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

56	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Diversified Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Diversified Equity Income Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	57

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Diversified Equity Income Fund of the Columbia Funds Series Trust II at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

November 22, 2011

58	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended September 30, 2011

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100%
Dividends Received Deduction for corporations	100%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	59

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

60	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	61

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

62	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	63

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

64	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	65

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

66	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT	67

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

68	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2011 ANNUAL REPORT

Columbia Diversified Equity Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC,

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6475 AG (11/11)

Annual Report

and Prospectus

Columbia

Large Growth Quantitative Fund

Annual Report for the Period Ended September 30, 2011

(Prospectus also enclosed)

Columbia Large Growth Quantitative Fund seeks to provide shareholders with long-term capital growth.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	24

Statement of Operations	26

Statement of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	38

Report of Independent Registered Public Accounting Firm	55

Federal Income Tax Information	57

Board Members and Officers	58

Proxy Voting	66
See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Large Growth Quantitative Fund (the Fund) Class A shares gained 2.49% (excluding sales charge) for the twelve months ended September 30, 2011.

>	The Fund underperformed its benchmark, the Russell 1000® Growth Index, which gained 3.78% during the same 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended September 30, 2011)

	1 year	3 years	Since inception 5/17/07
Columbia Large Growth Quantitative Fund Class A (excluding sales charge)	+2.49%	+4.07%	-3.37%
Russell 1000 Growth Index (unmanaged)	+3.78%	+4.69%	-1.16%

(See “The Fund’s Long-term Performance” for a description of the index)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/ expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

Returns for the index do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at September 30, 2011
Without sales charge	1 year	3 year	Since inception
Class A (inception 5/17/07)	+2.49%	+4.07%	-3.37%
Class B (inception 5/17/07)	+1.68%	+3.31%	-4.09%
Class C (inception 5/17/07)	+1.69%	+3.31%	-4.10%
Class I (inception 5/17/07)	+3.06%	+4.65%	-2.90%
Class R (inception 5/17/07)	+2.10%	+3.83%	-3.59%
Class R4 (inception 5/17/07)	+2.64%	+4.27%	-3.16%
Class W (inception 8/1/08)	+2.43%	+4.13%	-0.55%
Class Z (inception 9/27/10)	+2.43%	N/A	+2.41%

With sales charge
Class A (inception 5/17/07)	-3.43%	+2.02%	-4.67%
Class B (inception 5/17/07)	-3.14%	+2.37%	-4.51%
Class C (inception 5/17/07)	+0.72%	+3.31%	-4.10%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Manager Commentary

In August 2011, Oliver Buckley joined Brian Condon as a portfolio manager for Columbia Large Growth Quantitative Fund.

At September 30, 2011, approximately 28% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia Management). As a result of asset allocation decisions by Columbia, it is possible that Columbia Large Growth Quantitative Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 29, Class I capital share transactions for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Large Growth Quantitative Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund’s expenses, see the discussions beginning on pages 14 and 44.

Dear Shareholder,

Columbia Large Growth Quantitative Fund (the Fund) Class A shares gained 2.49% (excluding sales charge) for the 12 months ended September 30, 2011. The Fund underperformed the 3.78% increase of the Russell 1000 Growth Index (Russell Index) during the same period.

SECTOR BREAKDOWN(1) (at September 30, 2011)
Consumer Discretionary	14.0%
Consumer Staples	12.7
Energy	9.4
Financials	3.5
Health Care	11.2
Industrials	11.8
Information Technology	30.1
Materials	5.2
Telecommunication Services	1.0
Other(2)	1.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

Significant performance factors

The annual period ended September 30, 2011 can only be described as one of extreme volatility for the U.S. equity market.

As the fiscal year began, U.S. stocks broadly advanced, buoyed by the Federal Reserve Board’s (the Fed’s) announced plans to pump $600 billion into the economy in a second round of quantitative easing. Extended tax breaks, improved global economic growth prospects and a promising corporate profit outlook and attractive valuations further supported the fourth quarter 2010 rally. Despite Middle East turmoil and a series of disasters in Japan, the U.S. stock market continued to reward investors with solid returns in the first quarter of 2011 as signals that U.S. economic growth was firming helped offset the impact of global events. Then, as the impact of Japan’s disasters worked their way through the global supply chain, deadly storms cut a wide swath of disaster across the Midwestern and Southern U.S., and Europe scrambled, once again, to prop up debtor nations, the pace of economic growth both at home and abroad slowed during the second quarter of 2011. In Washington, D.C., Congress wrangled over the U.S. debt ceiling, as a summer deadline loomed, and on June 30, the Fed’s large-scale asset purchase program came to an end. Against this

TOP TEN HOLDINGS(1) (at September 30, 2011)
Apple, Inc.	8.1%
International Business Machines Corp.	5.7
Microsoft Corp.	4.9
Philip Morris International, Inc.	3.8
Wal-Mart Stores, Inc.	2.7
United Technologies Corp.	2.6
Abbott Laboratories	2.5
Exxon Mobil Corp.	2.5
Eli Lilly & Co.	2.3
Chevron Corp.	2.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

backdrop, the U.S. equity markets reflected the changing conditions throughout the quarter. As commodity prices declined in early April and expectations ran high for strong corporate profit growth, the broad U.S. equity market rose to a three-year high. When economic data weakened in May and June and concerns about Greece’s debt crisis resurfaced, the U.S. stock market felt pressured and lost ground. However, in the final week of June, investors seemed comforted by news of an austerity plan to help alleviate Greece’s debt problems, leading stocks, in turn, to rally strongly. In the closing months of the annual period, economic momentum slowed, raising the odds of recession. Standard & Poor’s unprecedented downgrade of the U.S. credit rating and ongoing debates in Washington over budget restraint and debt reduction shook investor confidence, as did rising energy prices, an uptick in unemployment and a persistently weak housing market. In turn, the U.S. equity market experienced its worst quarter in two years.

From the end of September 2010 through the end of April 2011, when the Russell Index peaked for this annual period, the Russell Index returned 22.55%. From the end of April to the end of September 2011, the Russell Index fell 15.31%.

Given the volatility of the U.S. equity market during the annual period, stock selection was critical to Fund performance. Stock selection was strongest within the consumer discretionary sector. Greater positions than the Russell Index in Limited Brands and Ross Stores, each an apparel and home accessories retailer, and in discount retailer Dollar Tree contributed particularly strongly to the Fund’s results.

Stock selection in the information technology sector further boosted the Fund’s performance relative to the Russell Index during the annual period. Greater positions than the Russell Index in personal computing and mobile communication device manufacturer Apple and in computer services giant International Business Machines (IBM) contributed especially positively to the Fund’s results, as each notably outperformed both the information technology sector and the Russell Index overall during the annual period.

Similarly, effective stock selection in consumer staples was a strong contributor to the Fund’s results. A notable individual contributor was nutritional products manufacturer and distributor HerbaLife. The Fund held a larger position than the Russell Index in this holding, and it significantly outpaced the consumer staples sector and the Russell Index overall.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

In telecommunication services, having a significantly smaller position in Cisco Systems than the Russell Index proved especially prudent, as the Internet Protocol-based communications networking company materially underperformed both the sector and the broad benchmark index during the annual period.

Stock selection in health care also helped the Fund’s performance. Positions in managed health care companies UnitedHealth Group and Humana, neither of which is a component of the Russell Index, contributed positively, as each outpaced the benchmark index during the annual period. Conversely, not holding a position in Express Scripts boosted the Fund’s results relative to the Russell Index, as the pharmacy benefit management services company performed quite poorly.

Stock selection in the energy, materials, financials, industrials and utilities sectors detracted from the Fund’s relative performance. Within these sectors, coal company Alpha Natural Resources, oil and natural gas drilling services company Patterson-UTI Energy, copper, gold and molybdenum mining company Freeport-McMoRan Copper & Gold, electronic and electrical equipment, software, systems and services company Emerson Electric and semiconductor equipment company Teradyne detracted significantly from the Fund’s relative results during the annual period. The Fund had greater positions than the Russell Index in each of these companies, and each materially lagged both its respective sector and the Russell Index overall.

Looking at the performance of the themes within our quantitative models, the most pronounced shift in performance could be seen within the Quality sub-component, which analyzes quality of earnings and financial strength. Through April 2011, investors in the Russell Index favored stocks of lower quality, with the 20% lowest quality stocks outperforming the 20% highest quality stocks by approximately 7%. From the end of April through the end of September, higher quality stocks outperformed lower quality stocks by almost 23%. Higher quality stocks outperformed lower quality stocks by more than 15% in the third quarter of 2011 alone. For the annual period overall, higher quality stocks outperformed lower quality stocks within the Russell Index by approximately 14%.

The story was similar during the first part of the annual period for the Valuation sub-component of our model, which attempts to help the Fund capitalize on mispricing opportunities created by market volatility, but it did

8	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

not rebound nearly as strongly as the Quality sub-component when the market reversed. Such results were a bit surprising given that value stocks tend to outperform during market declines. Through April, the top quintile of stocks ranked by our Valuation measures underperformed the bottom quintile by more than 6%. After April, they outperformed by slightly more than 1%. The top quintile did outperform the bottom quintile by almost 3% in the third quarter of 2011 when the market fell dramatically. For the annual period overall, the valuation theme contributed little to the overall success of the stock selection model. The Catalyst theme, which identifies stocks that are likely to begin or continue to move favorably relative to their peers, added value to overall Fund performance during the first part of the annual period, with the top quintile of stocks ranked by our Catalyst factors outperforming the bottom quintile by more than 4%. However, the Catalyst theme did not contribute materially during the second part of the annual period when the top ranked and bottom ranked stocks performed relatively in line with each other.

At the end of September, the Fund’s largest individual stock holdings included Apple, IBM, software behemoth Microsoft, tobacco company Philip Morris International and discount retailing giant Wal-Mart Stores.

Changes to the Fund’s portfolio

Our risk models limit the size of individual holdings, as well as sector and industry allocations, relative to the Russell Index. We also apply additional risk measures that impose constraints on market capitalization, price, quality, turnover, transaction costs and other variables. That said, the Fund’s allocations to the consumer staples and health care sectors increased and the Fund’s

Given the cloudy view ahead, we intend to continue to use our quantitative-based themes in our stock selection process, seeking to position the Fund’s portfolio to take advantage of any shifts in underlying market dynamics.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	9

Manager Commentary (continued)

weightings in industrials, information technology and financials decreased on an absolute basis. These changes largely reflected changes to the Russell Index.

Relative to the Russell Index and based on our quantitative-based theme-driven stock selection during the annual period, the Fund increased its already greater position in information technology, shifted from modestly greater to modestly smaller positions than the benchmark index in industrials, consumer staples and telecommunication services, and moved from a modestly smaller to a modestly greater position than the benchmark index in health care. The Fund had no position in utilities at the end of the annual period. With all that, our team’s computer-based models seek to maintain sector weighting neutrality overall relative to the benchmark index, and, as such, the Fund was rather neutrally weighted in all sectors of the Russell Index as of September 30, 2011, with the sole exception of information technology where the Fund had a slightly greater position than the Russell Index.

We stayed true to our investment discipline using our integrated models to drive stock selection based on three broad sub-components or themes —Quality, Valuation and Catalyst. Quality-theme factors include profitability as well as strength and sustainability measures, such as return on assets, return on equity, receivables, reserve management and cash flow accruals. Valuation-theme factors measure profitability-at-a-reasonable-price and growth-at-a-reasonable-price and include cash flow, operating income, sales, earnings, book value and risk-adjusted return. Catalyst-theme factors include long-term and short-term momentum measures and estimate revisions.

Our future strategy

At the end of the annual period, there remained many unresolved factors that we expect to continue to affect U.S. equities into the fourth quarter of 2011 and beyond. Of particular note among these factors are the possibilities that European leaders may fail to act on the sovereign debt crisis in a meaningful way, the U.S. may slip into recession, and/or corporate earnings may miss expectations.

Given the cloudy view ahead, we intend to continue to use our quantitative-based themes, as described earlier, in our stock selection process, seeking to position the Fund’s portfolio to take advantage of any shifts in underlying market dynamics. At the same time, consistent with our disciplined

10	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

approach, we remain focused on the long term and maintain the Fund’s diversification across sectors and securities. We intend to continue seeking optimal returns for the Fund through the style diversification offered by the various themes within our well-tested quantitative investment models. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio and believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund’s portfolio in the market conditions that lie ahead.

Brian Condon, CFA® Protfolio Manager	Oliver Buckley Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	11

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in the Columbia Large Growth Quantitative Fund Class A shares (from 5/17/07 to 9/30/11) as compared to the performance of the Russell 1000 Growth Index. In comparing the Fund’s Class A shares to the index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at September 30, 2011
	1 year	3 years	Since inception 5/17/07
Columbia Large Growth Quantitative Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,657	$10,619	$8,115
Average annual total return	-3.43%	+2.02%	-4.67%
Russell 1000 Growth Index*
Cumulative value of $10,000	$10,378	$11,474	$9,503
Average annual total return	+3.78%	+4.69%	-1.16%

Results for other share classes can be found on page 3.

12	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

*	The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	13

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

14	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

April 1, 2011 — September 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	870.10	1,019.00	5.67	6.12	1.21
Class B	1,000.00	1,000.00	867.60	1,015.34	9.08	9.80	1.94
Class C	1,000.00	1,000.00	867.60	1,015.29	9.13	9.85	1.95
Class I	1,000.00	1,000.00	872.50	1,021.41	3.43	3.70	0.73
Class R	1,000.00	1,000.00	868.80	1,017.75	6.84	7.38	1.46
Class R4	1,000.00	1,000.00	871.20	1,020.36	4.41	4.76	0.94
Class W	1,000.00	1,000.00	870.60	1,018.95	5.72	6.17	1.22
Class Z	1,000.00	1,000.00	870.00	1,020.10	4.64	5.01	0.99

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Columbia Management Investment Advisers, LLC and/or certain its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until November 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.17% for Class W and 0.92% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change will be effective December 1, 2011. If this change had been in place for the entire six month period ended September 30, 2011, the actual expenses paid would have been $5.49 for Class W and $4.31 for Class Z; the hypothetical expenses paid would have been $5.92 for Class W and $4.66 for Class Z.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments

Columbia Large Growth QuantitativeFund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.0%

CONSUMER DISCRETIONARY 13.9%
Diversified Consumer Services 1.5%
ITT Educational Services, Inc.(a)(b)	147,418	$8,488,329
Hotels, Restaurants & Leisure 0.5%
Brinker International, Inc.(b)	137,800	2,882,776
Household Durables 1.5%
Tempur-Pedic International, Inc.(a)(b)	167,443	8,809,176
Internet & Catalog Retail 1.8%
priceline.com, Inc.(a)	22,866	10,277,352
Media 2.0%
DIRECTV, Class A(a)	156,800	6,624,800
DISH Network Corp., Class A(a)	106,200	2,661,372
Viacom, Inc., Class B	59,070	2,288,372

Total		11,574,544
Specialty Retail 4.9%
Aaron’s, Inc.(b)	293,087	7,400,447
AutoZone, Inc.(a)	17,700	5,649,663
Limited Brands, Inc.	149,006	5,738,221
Ross Stores, Inc.	99,555	7,833,983
TJX Companies, Inc.(b)	30,482	1,690,836

Total		28,313,150
Textiles, Apparel & Luxury Goods 1.7%
Coach, Inc.	161,523	8,371,737
Ralph Lauren Corp.(b)	8,100	1,050,570

Total		9,422,307
TOTAL CONSUMER DISCRETIONARY		79,767,634
CONSUMER STAPLES 12.6%
Beverages 1.8%
Coca-Cola Co. (The)(b)	21,900	1,479,564
Coca-Cola Enterprises, Inc.	369,833	9,201,445

Total		10,681,009
Food & Staples Retailing 3.9%
Kroger Co. (The)(b)	251,943	5,532,668
Wal-Mart Stores, Inc.(b)	297,665	15,448,814
Walgreen Co.(b)	39,700	1,305,733

Total		22,287,215

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER STAPLES (cont.)
Food Products 1.5%
Campbell Soup Co.(b)	142,658	$4,617,840
Hershey Co. (The)	52,843	3,130,419
Hormel Foods Corp.	30,500	824,110

Total		8,572,369
Household Products 0.1%
Kimberly-Clark Corp.	4,315	306,408
Personal Products 0.5%
Herbalife Ltd.(c)	50,183	2,689,809
Tobacco 4.8%
Altria Group, Inc.	243,124	6,518,154
Philip Morris International, Inc.	341,700	21,315,246

Total		27,833,400
TOTAL CONSUMER STAPLES		72,370,210

ENERGY 9.3%
Energy Equipment & Services 1.6%
Halliburton Co.	74,441	2,271,940
Patterson-UTI Energy, Inc.	399,200	6,922,128
RPC, Inc.	18,300	298,656

Total		9,492,724
Oil, Gas & Consumable Fuels 7.7%
Apache Corp.	115,307	9,252,234
Chevron Corp.(b)	134,800	12,471,696
ConocoPhillips	107,800	6,825,896
Exxon Mobil Corp.(d)	191,918	13,939,004
QEP Resources, Inc.	61,500	1,664,805

Total		44,153,635
TOTAL ENERGY		53,646,359
FINANCIALS 3.5%
Capital Markets 1.1%
Franklin Resources, Inc.	45,738	4,374,382
Waddell & Reed Financial, Inc., Class A(b)	69,900	1,748,199

Total		6,122,581
Consumer Finance 1.1%
Discover Financial Services	257,976	5,917,969
SLM Corp.	45,884	571,256

Total		6,489,225

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Diversified Financial Services 0.2%
IntercontinentalExchange, Inc.(a)	8,500	$1,005,210
Real Estate Investment Trusts (REITs) 0.6%
Apartment Investment & Management Co., Class A	14,700	325,164
Simon Property Group, Inc.(b)	30,700	3,376,386

Total		3,701,550
Real Estate Management & Development 0.5%
CB Richard Ellis Group, Inc.(a)	211,032	2,840,491
TOTAL FINANCIALS		20,159,057
HEALTH CARE 11.1%
Biotechnology 0.7%
Gilead Sciences, Inc.(a)	93,211	3,616,587
Health Care Equipment & Supplies 1.6%
Baxter International, Inc.	65,000	3,649,100
Becton Dickinson and Co.	75,848	5,561,175

Total		9,210,275
Health Care Providers & Services 1.9%
AMERIGROUP Corp.(a)(b)	40,000	1,560,400
AmerisourceBergen Corp.	60,339	2,248,834
CIGNA Corp.	54,974	2,305,610
Humana, Inc.	11,466	833,922
UnitedHealth Group, Inc.	85,509	3,943,675

Total		10,892,441
Life Sciences Tools & Services 1.5%
Covance, Inc.(a)	193,200	8,780,940
Pharmaceuticals 5.4%
Abbott Laboratories(b)	278,695	14,252,462
Eli Lilly & Co.(b)	348,019	12,866,263
Warner Chilcott PLC, Class A(a)(c)	272,600	3,898,180

Total		31,016,905
TOTAL HEALTH CARE		63,517,148
INDUSTRIALS 11.7%
Aerospace & Defense 4.0%
Lockheed Martin Corp.(b)	115,923	8,420,647
United Technologies Corp.	210,132	14,784,887

Total		23,205,534
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	62,000	3,915,300

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Commercial Services & Supplies 1.6%
Pitney Bowes, Inc.(b)	74,454	$1,399,735
RR Donnelley & Sons Co.(b)	545,298	7,699,608

Total		9,099,343
Construction & Engineering 0.9%
Chicago Bridge & Iron Co. NV(c)	119,300	3,415,559
KBR, Inc.	73,645	1,740,231

Total		5,155,790
Electrical Equipment 1.3%
Emerson Electric Co.	182,956	7,557,913
Industrial Conglomerates 0.6%
3M Co.(b)	14,738	1,058,041
General Electric Co.	165,400	2,520,696

Total		3,578,737
Machinery 0.7%
Graco, Inc.	31,100	1,061,754
Parker Hannifin Corp.(b)	42,271	2,668,568

Total		3,730,322
Professional Services 1.9%
Dun & Bradstreet Corp. (The)	143,800	8,809,188
Verisk Analytics, Inc., Class A(a)	65,900	2,291,343

Total		11,100,531
TOTAL INDUSTRIALS		67,343,470
INFORMATION TECHNOLOGY 29.8%
Computers & Peripherals 8.9%
Apple, Inc.(a)	119,711	45,631,439
Dell, Inc.(a)(b)	395,500	5,596,325

Total		51,227,764
Electronic Equipment, Instruments & Components —%
Vishay Intertechnology, Inc.(a)(b)	27,048	226,121
Internet Software & Services 0.5%
Google, Inc., Class A(a)	5,340	2,746,789
IT Services 8.0%
DST Systems, Inc.	16,938	742,392
International Business Machines Corp.(b)	183,920	32,191,518
Lender Processing Services, Inc.(b)	99,000	1,355,310
Mastercard, Inc., Class A	36,700	11,639,772

Total		45,928,992

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Semiconductors & Semiconductor Equipment 4.4%
Atmel Corp.(a)	230,613	$1,861,047
Intel Corp.(b)	546,827	11,663,820
LSI Corp.(a)	317,600	1,645,168
Teradyne, Inc.(a)(b)	256,680	2,826,047
Texas Instruments, Inc.	271,149	7,226,121

Total		25,222,203
Software 8.0%
Intuit, Inc.(a)	63,861	3,029,566
Microsoft Corp.	1,098,590	27,343,905
Oracle Corp.	227,624	6,541,914
Symantec Corp.(a)	190,200	3,100,260
VMware, Inc., Class A(a)	70,700	5,682,866

Total		45,698,511
TOTAL INFORMATION TECHNOLOGY		171,050,380

MATERIALS 5.1%
Chemicals 2.0%
CF Industries Holdings, Inc.	12,900	1,591,731
Eastman Chemical Co.	41,243	2,826,383
LyondellBasell Industries NV, Class A(c)	285,196	6,967,338

Total		11,385,452
Metals & Mining 3.1%
Cliffs Natural Resources, Inc.	174,034	8,905,320
Freeport-McMoRan Copper & Gold, Inc.	296,801	9,037,590

Total		17,942,910
TOTAL MATERIALS		29,328,362

TELECOMMUNICATION SERVICES 1.0%
Diversified Telecommunication Services 1.0%
Verizon Communications, Inc.(b)	159,400	5,865,920
TOTAL TELECOMMUNICATION SERVICES		5,865,920
Total Common Stocks (Cost: $546,929,138)		$563,048,540

Money Market Fund 1.0%
Columbia Short-Term Cash Fund, 0.125%(e)(f)	5,983,164	$5,983,164
Total Money Market Fund (Cost: $5,983,164)		$5,983,164

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 25.8%

Asset-Backed Commercial Paper 4.4%
Alpine Securitization
10/14/11	0.190%	$2,999,620	$2,999,620
Atlantis One
10/20/11	0.200%	2,999,500	2,999,500
12/21/11	0.350%	1,998,231	1,998,231
Gemini Securitization Corporation (FKA Twin Towers)
10/06/11	0.300%	1,999,517	1,999,517
Regency Markets No. 1 LLC
10/18/11	0.250%	4,998,889	4,998,889
Rhein-Main Securitisation Ltd.
10/26/11	0.600%	4,997,000	4,997,000
Scaldis Capital LLC
10/04/11	0.550%	4,999,694	4,999,694

Total			24,992,451
Certificates of Deposit 15.7%
ABM AMRO Bank N.V.
10/12/11	0.310%	4,998,709	4,998,709
Bank of America, National Association
10/03/11	0.350%	5,000,000	5,000,000
Bank of Montreal
11/14/11	0.250%	5,000,000	5,000,000
Bank of Nova Scotia
11/28/11	0.300%	5,000,000	5,000,000
Banque et Caisse d’Epargne de l’Etat
12/06/11	0.380%	1,998,081	1,998,081
Branch Banking & Trust Corporation
01/09/12	0.350%	5,000,000	5,000,000
Clydesdale Bank PLC
12/30/11	0.550%	4,993,058	4,993,058
Commerzbank AG
10/06/11	0.370%	5,000,000	5,000,000
Credit Suisse
11/17/11	0.300%	5,000,000	5,000,000
Deutsche Bank AG
10/19/11	0.290%	5,000,000	5,000,000
Development Bank of Singapore Ltd.
10/21/11	0.270%	4,000,000	4,000,000
DnB NOR ASA
11/23/11	0.300%	5,000,000	5,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
10/21/11	0.320%	3,000,000	3,000,000
Lloyds Bank PLC
10/14/11	0.346%	2,500,000	2,500,000
National Bank of Canada
10/07/11	0.272%	3,000,000	3,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
Natixis
10/07/11	0.496%	$3,000,000	$3,000,000
Skandinaviska Enskilda Banken
10/11/11	0.250%	3,000,000	3,000,000
Standard Chartered Bank PLC
01/03/12	0.460%	5,000,078	5,000,078
Svenska Handelsbanken
03/01/12	0.460%	4,000,000	4,000,000
Swedbank AB
10/24/11	0.260%	5,000,000	5,000,000
Union Bank of Switzerland
11/14/11	0.261%	4,000,000	4,000,000
United Overseas Bank Ltd.
10/28/11	0.270%	2,000,000	2,000,000

Total			90,489,926
Commercial Paper 3.0%
Macquarie Bank Ltd.
11/10/11	0.461%	4,988,308	4,988,308
Suncorp Metway Ltd.
11/28/11	0.380%	1,998,543	1,998,543
The Commonwealth Bank of Australia
11/28/11	0.270%	4,996,475	4,996,475
Westpac Securities NZ Ltd.
03/02/12	0.441%	4,988,878	4,988,878

Total			16,972,204

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Repurchase Agreements 2.7%
Citibank dated 09/30/11, matures 10/03/11, repurchase price $10,000,075(g)
	0.090%	$10,000,000	$10,000,000
Gx Clarke dated 09/30/11, matures 10/03/11, repurchase price $1,000,015(g)
	0.180%	1,000,000	1,000,000
Mf Global, Inc. dated 09/30/11, matures 10/03/11, repurchase price $3,000,055(g)
	0.220%	3,000,000	3,000,000
RBS Securities, Inc. dated 09/30/11, matures 10/03/11, repurchase price $1,504,318(g)
	0.150%	1,504,299	1,504,299

Total			15,504,299
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $147,958,880)			$147,958,880
Total Investments
(Cost: $700,871,182)			$716,990,584
Other Assets & Liabilities, Net			(142,405,063)
Net Assets			$574,585,521

Investments in Derivatives

Futures Contracts Outstanding at September 30, 2011
Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500 Index	40	11,260,000	Dec. 2011	$—	$(535,425)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At September 30, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At September 30, 2011, the value of foreign securities, excluding short-term securities, amounted to $16,970,886 or 2.95% of net assets.

(d)

At September 30, 2011, investments in securities included securities valued at $4,459,482 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e)	The rate shown is the seven-day current annualized yield at September 30, 2011.

(f)	Investments in affiliates during the year ended September 30, 2011.

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$5,805,209	$239,371,979	$(239,194,024)	$—	$5,983,164	$21,834	$5,983,164

(g)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citibank (0.090%)

Security Description	Value
Fannie Mae REMICS	$3,952,524
Freddie Mac Reference REMIC	71,395
Freddie Mac REMICS	5,415,497
Government National Mortgage Association	760,584
Total Market Value of Collateral Securities	$10,200,000

Gx Clarke (0.180%)

Security Description	Value
$971,278
Federal Home Loan Banks	7,885
Federal Home Loan Mortgage Corp	20,097
Federal National Mortgage Association	11,137
United States Treasury Note/Bond	9,615
Total Market Value of Collateral Securities	$1,020,012

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Mf Global, Inc. (0.220%)

Security Description	Value
Fannie Mae REMICS	$172,105
Federal Farm Credit Bank	3,151
Federal Home Loan Banks	72,507
Federal Home Loan Mortgage Corp	95,281
Federal National Mortgage Association	149,282
Freddie Mac Gold Pool	3,469
Freddie Mac REMICS	260,473
Ginnie Mae I Pool	385,966
Ginnie Mae II Pool	230,597
Government National Mortgage Association	759,551
United States Treasury Note/Bond	927,649
Total Market Value of Collateral Securities	$3,060,031

RBS Securities, Inc. (0.150%)

Security Description	Value
Freddie Mac Gold Pool	$1,534,392
Total Market Value of Collateral Securities	$1,534,392

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

	Fair value at September 30, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$79,767,634	$—	$—	$79,767,634
Consumer Staples	72,370,210	—	—	72,370,210
Energy	53,646,359	—	—	53,646,359
Financials	20,159,057	—	—	20,159,057
Health Care	63,517,148	—	—	63,517,148
Industrials	67,343,470	—	—	67,343,470
Information Technology	171,050,380	—	—	171,050,380
Materials	29,328,362	—	—	29,328,362
Telecommunication Services	5,865,920	—	—	5,865,920
Total Equity Securities	563,048,540	—	—	563,048,540
Other
Affiliated Money Market Fund(c)	5,983,164	—	—	5,983,164
Investments of Cash Collateral Received for Securities on Loan	—	147,958,880	—	147,958,880
Total Other	5,983,164	147,958,880	—	153,942,044
Investments in Securities	569,031,704	147,958,880	—	716,990,584
Derivatives(d)
Liabilities
Futures Contracts	(535,425)	—	—	(535,425)
Total	$568,496,279	$147,958,880	$—	$716,455,159

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at September 30, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	23

Statement of Assets and Liabilities

September 30, 2011
Assets
Investments, at value*
Unaffiliated issuers (identified cost $546,929,138)	$563,048,540
Affiliated issuers (identified cost $5,983,164)	5,983,164
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $132,454,581)	132,454,581
Repurchase agreements (identified cost $15,504,299)	15,504,299
Total investments (identified cost $700,871,182)	716,990,584
Receivable for:
Capital shares sold	314,104
Investments sold	61,209,686
Dividends	591,670
Interest	23,477
Total assets	779,129,521
Liabilities
Due upon return of securities on loan	147,958,880
Payable for:
Investments purchased	54,425,506
Capital shares purchased	1,782,220
Variation margin on futures contracts	159,075
Investment management fees	11,060
Distribution fees	2,971
Transfer agent fees	77,635
Administration fees	959
Plan administration fees	4
Other expenses	125,690
Total liabilities	204,544,000
Net assets applicable to outstanding capital stock	$574,585,521

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

September 30, 2011
Represented by
Paid-in capital	$472,757,424
Undistributed net investment income	4,787,460
Accumulated net realized gain	81,456,660
Unrealized appreciation (depreciation) on:
Investments	16,119,402
Futures contracts	(535,425)
Total — representing net assets applicable to outstanding capital stock	$574,585,521
*Value of securities on loan	$142,152,324
Net assets applicable to outstanding shares
Class A	$316,366,008
Class B	$1,543,452
Class C	$1,741,873
Class I	$162,770,280
Class R	$8,084
Class R4	$8,124
Class W	$92,023,150
Class Z	$124,550
Shares outstanding
Class A	39,341,123
Class B	194,678
Class C	219,636
Class I	20,003,714
Class R	1,000
Class R4	1,000
Class W	11,405,977
Class Z	15,384
Net asset value per share
Class A(a)	$8.04
Class B	$7.93
Class C	$7.93
Class I	$8.14
Class R	$8.08
Class R4	$8.12
Class W	$8.07
Class Z	$8.10

(a)	The maximum offering price per share for Class A is $8.53. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	25

Statement of Operations

Year ended September 30, 2011

Net investment income
Income:
Dividends	$14,573,086
Interest	1,917
Dividends from affiliates	21,834
Income from securities lending—net	221,235
Foreign taxes withheld	(7,914)
Total income	14,810,158
Expenses:
Investment management fees	4,402,170
Distribution fees
Class A	879,911
Class B	24,630
Class C	19,012
Class R	45
Class W	304,053
Transfer agent fees
Class A	859,417
Class B	6,018
Class C	4,624
Class R	22
Class R4	5
Class W	299,147
Class Z	165
Administration fees	410,431
Plan administration fees
Class R4	23
Compensation of board members	24,749
Custodian fees	17,247
Printing and postage fees	70,434
Registration fees	157,202
Professional fees	28,979
Other	40,519
Total expenses	7,548,803
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,780)
Expense reductions	(60)
Total net expenses	7,546,963
Net investment income	7,263,195

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Year ended September 30, 2011

Realized and unrealized gain (loss)—net
Net realized gain (loss) on:
Investments	$89,419,200
Futures contracts	2,637,130
Net realized gain	92,056,330
Net change in unrealized appreciation (depreciation) on:
Investments	(57,614,579)
Futures contracts	(630,875)
Net change in unrealized depreciation	(58,245,454)
Net realized and unrealized gain	33,810,876
Net increase in net assets resulting from operations	$41,074,071

.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year Ended September 30,	2011	2010
Operations
Net investment income	$7,263,195	$4,849,734
Net realized gain	92,056,330	73,158,980
Net change in unrealized appreciation (depreciation)	(58,245,454)	6,370,080
Net increase in net assets resulting from operations	41,074,071	84,378,794
Distributions to shareholders from:
Net investment income
Class A	(2,322,522)	(1,422,994)
Class C	(130)	—
Class I	(2,610,778)	(1,465,477)
Class R	(39)	(1)
Class R3	—	(18)
Class R4	(65)	(44)
Class R5	—	(50)
Class W	(1,066,588)	(991,213)
Class Z	(194)	—
Net realized gains
Class A	(17,771,094)	—
Class B	(136,041)	—
Class C	(93,287)	—
Class I	(11,941,305)	—
Class R	(467)	—
Class R4	(467)	—
Class W	(8,756,783)	—
Class Z	(892)	—
Total distributions to shareholders	(44,700,652)	(3,879,797)
Decrease in net assets from share transactions	(173,894,151)	(1,769,542)
Total increase (decrease) in net assets	(177,520,732)	78,729,455
Net assets at beginning of year	752,106,253	673,376,798
Net assets at end of year	$574,585,521	$752,106,253
Undistributed net investment income	$4,787,460	$3,564,595

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended September 30,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	8,986,900	78,193,972	20,379,831	158,672,901
Conversions from Class B	74,683	707,251	88,464	705,058
Distributions reinvested	2,283,735	19,914,167	176,408	1,411,216
Redemptions	(13,224,707)	(118,584,834)	(15,948,874)	(127,699,576)
Net increase (decrease)	(1,879,389)	(19,769,444)	4,695,829	33,089,599
Class B shares
Subscriptions	20,312	181,029	42,487	345,803
Distributions reinvested	15,480	133,903	—	—
Conversions to Class A	(75,642)	(707,251)	(89,474)	(705,058)
Redemptions	(77,938)	(693,244)	(122,019)	(968,971)
Net decrease	(117,788)	(1,085,563)	(169,006)	(1,328,226)
Class C shares
Subscriptions	60,153	536,979	50,330	401,898
Distributions reinvested	5,713	49,417	—	—
Redemptions	(50,124)	(435,315)	(56,440)	(444,044)
Net increase (decrease)	15,742	151,081	(6,110)	(42,146)
Class I shares
Subscriptions	1,888,271	17,066,004	4,016,554	32,448,231
Distributions reinvested	1,655,495	14,551,798	182,044	1,465,450
Redemptions	(10,654,518)	(98,177,673)	(4,322,154)	(34,516,580)
Net decrease	(7,110,752)	(66,559,871)	(123,556)	(602,899)
Class R3 shares
Redemptions	—	—	(1,000)	(10,000)
Net increase (decrease)	—	—	(1,000)	(10,000)
Class R4 shares
Subscriptions	—	—	683	5,344
Distributions reinvested	—	—	2	15
Redemptions	—	—	(710)	(5,819)
Net increase (decrease)	—	—	(25)	(460)
Class R5 shares
Redemptions	—	—	(1,000)	(10,000)
Net increase (decrease)	—	—	(1,000)	(10,000)
Class W shares
Subscriptions	2,747,164	24,284,312	8,154,325	63,783,064
Distributions reinvested	1,122,637	9,823,071	123,590	991,192
Redemptions	(13,607,899)	(120,877,826)	(12,137,067)	(97,642,166)
Net decrease	(9,738,098)	(86,770,443)	(3,859,152)	(32,867,910)
Class Z shares
Subscriptions	24,878	229,182	297	2,500
Distributions reinvested	104	917	—	—
Redemptions	(9,895)	(90,010)	—	—
Net increase	15,087	140,089	297	2,500
Total net increase (decrease)	(18,815,198)	(173,894,151)	536,277	(1,769,542)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	29

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Sept. 30,
	2011	2010	2009		2008	2007(a)
Class A
Per share data
Net asset value, beginning of period	$8.32	$7.50	$7.65		$10.36	$10.07
Income from investment operations:
Net investment income	0.08	0.04	0.05		0.05	0.01
Net realized and unrealized gain (loss)	0.17	0.81	(0.16)		(2.71)	0.28
Total from investment operations	0.25	0.85	(0.11)		(2.66)	0.29
Less distributions to shareholders from:
Net investment income	(0.06)	(0.03)	(0.04)		(0.04)	—
Net realized gains	(0.47)	—	(0.00	)(b)	(0.01)	—
Total distributions to shareholders	(0.53)	(0.03)	(0.04)		(0.05)	—
Net asset value, end of period	$8.04	$8.32	$7.50		$7.65	$10.36
Total return	2.49%	11.39%	(1.27%	)	(25.78% )	2.88%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.23%	1.23%	1.22%		1.13%	1.44%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.23% (f)	1.21%	1.22%		1.13%	1.38%	(d)
Net investment income	0.88% (f)	0.51%	0.71%		0.51%	0.22%	(d)
Supplemental data
Net assets, end of period (in thousands)	$316,366	$343,147	$274,024		$25,776	$4,279
Portfolio turnover	57%	98%	58%		70%	21%

Notes to Financial Highlights

(a)	For the period from May 17, 2007 (commencement of operations) to September 30, 2007.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011		2010		2009		2008	2007(a)
Class B
Per share data
Net asset value, beginning of period	$8.22		$7.43		$7.58		$10.33	$10.07
Income from investment operations:
Net investment income (loss)	0.01		(0.02)		(0.00	)(b)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	0.17		0.81		(0.15)		(2.69)	0.28
Total from investment operations	0.18		0.79		(0.15)		(2.71)	0.26
Less distributions to shareholders from:
Net investment income	—		—		(0.00	)(b)	(0.03)	—
Net realized gains	(0.47)		—		(0.00	)(b)	(0.01)	—
Total distributions to shareholders	(0.47)		—		(0.00	)(b)	(0.04)	—
Net asset value, end of period	$7.93		$8.22		$7.43		$7.58	$10.33
Total return	1.68%		10.63%		(1.97%	)	(26.35% )	2.58%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.97%		2.00%		1.99%		1.89%	2.17%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.97%	(f)	1.98%		1.99%		1.89%	2.14%	(d)
Net investment income (loss)	0.12%	(f)	(0.30%	)	(0.02%	)	(0.25% )	(0.49%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$1,543		$2,568		$3,579		$2,912	$327
Portfolio turnover	57%		98%		58%		70%	21%

Notes to Financial Highlights

(a)	For the period from May 17, 2007 (commencement of operations) to September 30, 2007.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended Sept. 30,
	2011		2010		2009		2008	2007(a)
Class C
Per share data
Net asset value, beginning of period	$8.22		$7.43		$7.58		$10.33	$10.07
Income from investment operations:
Net investment income (loss)	0.01		(0.02)		(0.00	)(b)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	0.17		0.81		(0.15)		(2.70)	0.28
Total from investment operations	0.18		0.79		(0.15)		(2.72)	0.26
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	—		—		(0.02)	—
Net realized gains	(0.47)		—		(0.00	)(b)	(0.01)	—
Total distributions to shareholders	(0.47)		—		(0.00	)(b)	(0.03)	—
Net asset value, end of period	$7.93		$8.22		$7.43		$7.58	$10.33
Total return	1.69%		10.63%		(1.98%	)	(26.39% )	2.58%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.98%		1.99%		1.98%		1.90%	2.27%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.98%	(f)	1.96%		1.98%		1.90%	2.13%	(d)
Net investment income (loss)	0.13%	(f)	(0.25%	)	0.01%		(0.25% )	(0.53%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$1,742		$1,676		$1,561		$1,726	$31
Portfolio turnover	57%		98%		58%		70%	21%

Notes to Financial Highlights

(a)	For the period from May 17, 2007 (commencement of operations) to September 30, 2007.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010	2009		2008	2007(a)
Class I
Per share data
Net asset value, beginning of period	$8.41	$7.57	$7.68		$10.37	$10.07
Income from investment operations:
Net investment income	0.13	0.08	0.08		0.08	0.03
Net realized and unrealized gain (loss)	0.17	0.81	(0.14)		(2.71)	0.27
Total from investment operations	0.30	0.89	(0.06)		(2.63)	0.30
Less distributions to shareholders from:
Net investment income	(0.10)	(0.05)	(0.05)		(0.05)	—
Net realized gains	(0.47)	—	(0.00	)(b)	(0.01)	—
Total distributions to shareholders	(0.57)	(0.05)	(0.05)		(0.06)	—
Net asset value, end of period	$8.14	$8.41	$7.57		$7.68	$10.37
Total return	3.06%	11.84%	(0.56%	)	(25.50% )	2.98%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.73%	0.71%	0.72%		0.71%	0.95%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.73%	0.71%	0.72%		0.71%	0.95%	(d)
Net investment income	1.38%	1.00%	1.27%		0.89%	0.71%	(d)
Supplemental data
Net assets, end of period (in thousands)	$162,770	$228,158	$206,056		$161,646	$76,003
Portfolio turnover	57%	98%	58%		70%	21%

Notes to Financial Highlights

(a)	For the period from May 17, 2007 (commencement of operations) to September 30, 2007.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	33

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010		2009		2008	2007(a)
Class R
Per share data
Net asset value, beginning of period	$8.37	$7.53		$7.65		$10.34	$10.07
Income from investment operations:
Net investment income (loss)	0.06	0.02		0.03		0.03	(0.01)
Net realized and unrealized gain (loss)	0.16	0.82		(0.14)		(2.70)	0.28
Total from investment operations	0.22	0.84		(0.11)		(2.67)	0.27
Less distributions to shareholders from:
Net investment income	(0.04)	(0.00	)(b)	(0.01)		(0.01)	—
Net realized gains	(0.47)	—		(0.00	)(b)	(0.01)	—
Total distributions to shareholders	(0.51)	(0.00	)(b)	(0.01)		(0.02)	—
Net asset value, end of period	$8.08	$8.37		$7.53		$7.65	$10.34
Total return	2.10%	(11.17%	)	(1.38%	)	(25.86% )	2.68%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.47%	1.50%		1.53%		1.51%	1.98%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.47%	1.50%		1.45%		1.26%	1.78%	(d)
Net investment income (loss)	0.64%	0.21%		0.53%		0.35%	(0.15%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$8	$8		$8		$8	$10
Portfolio turnover	57%	98%		58%		70%	21%
Notes to Financial Highlights

(a)	For the period from May 17, 2007 (commencement of operations) to September 30, 2007.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010	2009		2008	2007(a)
Class R4
Per share data
Net asset value, beginning of period	$8.39	$7.54	$7.68		$10.36	$10.07
Income from investment operations:
Net investment income	0.10	0.05	0.06		0.08	0.01
Net realized and unrealized gain (loss)	0.16	0.83	(0.16)		(2.71)	0.28
Total from investment operations	0.26	0.88	(0.10)		(2.63)	0.29
Less distributions to shareholders from:
Net investment income	(0.06)	(0.03)	(0.04)		(0.04)	—
Net realized gains	(0.47)	—	(0.00	)(b)	(0.01)	—
Total distributions to shareholders	(0.53)	(0.03)	(0.04)		(0.05)	—
Net asset value, end of period	$8.12	$8.39	$7.54		$7.68	$10.36
Total return	2.64%	11.68%	(1.10%	)	(25.49% )	2.88%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.03%	1.04%	1.02%		1.00%	1.48%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.01%	1.04%	0.98%		0.81%	1.28%	(d)
Net investment income	1.10%	0.63%	1.01%		0.84%	0.35%	(d)
Supplemental data
Net assets, end of period (in thousands)	$8	$8	$8		$22	$10
Portfolio turnover	57%	98%	58%		70%	21%

Notes to Financial Highlights

(a)	For the period from May 17, 2007 (commencement of operations) to September 30, 2007.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	35

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009		2008(a)
Class W
Per share data
Net asset value, beginning of period	$8.35	$7.52	$7.66		$8.80
Income from investment operations:
Net investment income	0.08	0.04	0.05		0.01
Net realized and unrealized gain (loss)	0.16	0.83	(0.15)		(1.15)
Total from investment operations	0.24	0.87	(0.10)		(1.14)
Less distributions to shareholders from:
Net investment income	(0.05)	(0.04)	(0.04)		—
Net realized gains	(0.47)	—	(0.00	)(b)	—
Total distributions to shareholders	(0.52)	(0.04)	(0.04)		—
Net asset value, end of period	$8.07	$8.35	$7.52		$7.66
Total return	2.43%	11.54%	(1.18%	)	(12.95%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.23%	1.16%	1.17%		1.13%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.23% (f)	1.16%	1.17%		1.13%	(d)
Net investment income	0.91% (f)	0.55%	0.72%		0.98%	(d)
Supplemental data
Net assets, end of period (in thousands)	$92,023	$176,538	$188,126		$4
Portfolio turnover	57%	98%	58%		70%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$8.42	$8.42
Income from investment operations:
Net investment income	0.11	0.00	(b)
Net realized and unrealized gain	0.14	0.00	(b)
Total from investment operations	0.25	0.00	(b)
Less distributions to shareholders from:
Net investment income	(0.10)	—
Net realized gains	(0.47)	—
Total distributions to shareholders	(0.57)	—
Net asset value, end of period	$8.10	$8.42
Total return	2.43%	0.00%	(c)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.98%	0.95%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.98% (g)	0.95%	(e)
Net investment income	1.25% (g)	3.19%	(e)
Supplemental data
Net assets, end of period (in thousands)	$125	$3
Portfolio turnover	57%	98%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.
(b)	Rounds to less than $0.01.
(c)	Rounds to less than 0.01%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	37

Notes to Financial Statements

September 30, 2011

Note	1. Organization

Columbia Large Growth Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Investment Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

38	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements (continued)

such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the

40	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at September 30, 2011

	Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value
Equity contracts	Net assets — unrealized depreciation on futures contracts	$535,425	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations

for the Year Ended September 30, 2011

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts
Equity contracts	$2,637,130

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts
Equity contracts	$(630,875)

42	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Volume of Derivative Instruments for the Year Ended September 30, 2011

Contracts opened
Futures contracts	1,136

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.52% as the Fund’s net assets increase. Prior to July 1, 2011, the rates were an annual fee that declined from 0.60% to 0.375% as assets increased. Also prior to July 1, 2011, the fee was adjusted upward or downward

44	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Growth Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $69,153 for the year ended September 30, 2011. The management fee for the year ended September 30, 2011 was 0.63% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended September 30, 2011 was 0.06% of the Fund's average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended September 30, 2011, other expenses paid to this company were $4,199.

Compensation of Board Members

Board members are compensated for their services to the Fund as set forth in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the year ended September 30, 2011, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.24%
Class B	0.24
Class C	0.24
Class R	0.24
Class R4	0.05
Class W	0.25
Class Z	0.24

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $60.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a

46	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $134,000 and $17,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $43,476 for Class A, $1,585 for Class B and $268 for Class C shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective December 1, 2010, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2011, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian and before giving effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.27%
Class B	2.02
Class C	2.02
Class I	0.82
Class R	1.52
Class R4	1.12
Class W	1.27
Class Z	1.02

Prior to December 1, 2010, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.20%
Class B	1.97
Class C	1.95
Class I	0.76
Class R	1.56
Class R4	1.06
Class W	1.21
Class Z	0.95

Effective December 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.17%
Class B	1.92
Class C	1.92
Class I	0.74
Class R	1.42
Class R4	1.04
Class W	1.17
Class Z	0.92

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund's Board. This agreement may be modified or amended only with approval from all parties.

48	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended September 30, 2011, these differences are primarily due to differing treatments for futures contracts, re-characterization of real estate investment trust (REIT) distributions, and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(40,014)
Accumulated net realized gain	40,014

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended September 30,	2011	2010
Ordinary Income	$23,000,652	$3,879,797
Long-Term Capital Gains	21,700,000	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$28,301,980
Undistributed accumulated long-term gain	59,928,069
Unrealized appreciation	13,598,048

At September 30, 2011, the cost of investments for federal income tax purposes was $703,368,663 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$56,380,381
Unrealized depreciation	$(42,758,460)
Net unrealized appreciation	$13,621,921

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act,

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $394,590,250 and $609,549,784, respectively, for the year ended September 30, 2011.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At September 30, 2011, securities valued at $142,152,324 were on loan, secured by U.S. government securities valued at $273,080 and by cash collateral of $147,958,880 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such

50	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	8. Shareholder Concentration

At September 30, 2011, the Investment Manager and/or affiliates owned 100% of the Fund's Class I, Class R and Class R4 shares.

At September 30, 2011, the Investment Manager and/or affiliates owned approximately 28% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note	9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings for the year ended September 30, 2011.

Note	10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note	11. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in

52	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	53

Notes to Financial Statements (continued)

Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

54	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Large Growth Quantitative Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Growth Quantitative Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	55

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Large Growth Quantitative Fund of the Columbia Funds Series Trust II at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

November 22, 2011

56	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended September 30, 2011

Income distributions — the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	54.72%
Dividends Received Deduction for corporations	53.32%

Capital gain distribution — the Fund designates $21,700,000 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	57

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

58	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	59

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

60	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	61

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

62	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	63

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

64	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT	65

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

66	COLUMBIA LARGE GROWTH QUANTITATIVE FUND — 2011 ANNUAL REPORT

Columbia Large Growth Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6285 G (11/11)

Annual Report

and Prospectus

Columbia

Large Value Quantitative Fund

Annual Report for the Period Ended September 30, 2011

(Prospectus also enclosed)

Columbia Large Value Quantitative Fund seeks to provide shareholders with long-term capital growth.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

Your Fund at a Glance	2

Manager Commentary	5

The Fund’s Long-term Performance	12

Fund Expense Example	14

Portfolio of Investments	16

Statement of Assets and Liabilities	24

Statement of Operations	26

Statement of Changes in Net Assets	28

Financial Highlights	31

Notes to Financial Statements	40

Report of Independent Registered Public Accounting Firm	59

Federal Income Tax Information	61

Board Members and Officers	62

Proxy Voting	70

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Large Value Quantitative Fund (the Fund) Class A shares returned 0.01% (excluding sales charge) for the twelve months ended September 30, 2011.

>	The Fund outperformed its benchmark, the Russell 1000® Value Index, which fell 1.89% during the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended September 30, 2011)

	1 year	3 year	Since inception 8/1/08
Columbia Large Value Quantitative Fund Class A (excluding sales charge)	+0.01%	-1.84%	-4.97%
Russell 1000 Value Index (unmanaged)	-1.89%	-1.52%	-3.19%

(See “The Fund’s Long-term Performance” for a description of the index)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

Returns for the index do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at September 30, 2011
Without sales charge	1 year	3 year	Since inception
Class A (inception 8/1/08)	+0.01%	-1.84%	-4.97%
Class B (inception 8/1/08)	-0.64%	-2.59%	-5.70%
Class C (inception 8/1/08)	-0.82%	-2.62%	-5.76%
Class I (inception 8/1/08)	+0.37%	-1.45%	-4.62%
Class R (inception 8/1/08)	-0.15%	-2.13%	-5.28%
Class R4 (inception 8/1/08)	+0.11%	-1.73%	-4.88%
Class T (inception 3/7/11)	N/A	N/A	-13.95%	*
Class W (inception 8/1/08)	-0.03%	-1.90%	-5.03%
Class Z (inception 9/27/10)	+0.32%	N/A	+0.32%

With sales charge
Class A (inception 8/1/08)	-5.75%	-3.76%	-6.73%
Class B (inception 8/1/08)	-4.51%	-3.32%	-6.37%
Class C (inception 8/1/08)	-1.60%	-2.62%	-5.76%
Class T (inception 3/7/11)	N/A	N/A	-18.95%	*

The “Without sales charge” returns for Class A, Class B, Class C and Class T shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B, Class C and Class T shares include: the maximum initial sales charge of 5.75% for Class A and Class T shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

*	Not annualized

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Manager Commentary

In August 2011, Oliver Buckley joined Brian Condon as a portfolio manager for Columbia Large Value Quantitative Fund.

Dear Shareholders,

Columbia Large Value Quantitative Fund (the Fund) Class A shares gained 0.01% (excluding sales charge) for the 12 months ended September 30, 2011. The Fund outperformed the -1.89% return of the Russell 1000® Value Index (Russell Index) during the same period.

Significant performance factors

The annual period ended September 30, 2011 can only be described as one of extreme volatility for the U.S. equity market. As the fiscal year began, U.S. stocks broadly advanced, buoyed by the Federal Reserve Board’s (the Fed’s) announced plans to pump $600 billion into the economy in a second round of quantitative easing. Extended tax breaks, improved global economic growth prospects and a promising corporate profit outlook and attractive valuations further supported the fourth quarter 2010 rally. Despite Middle East turmoil and a series of disasters in Japan, the U.S. stock market continued to reward investors with solid returns in the first quarter of 2011 as signals that U.S. economic growth was firming helped offset the impact of global events. Then, as the impact of Japan’s disasters worked their way through the global supply chain, deadly storms cut a wide swath of disaster across the Midwestern and Southern U.S., and Europe scrambled, once again, to prop up debtor nations, the pace of economic growth both at home

PORTFOLIO BREAKDOWN(1) (at September 30, 2011)
Consumer Discretionary	8.1%
Consumer Staples	7.9
Energy	11.8
Financials	24.1
Health Care	12.9
Industrials	8.6
Information Technology	9.0
Materials	2.6
Telecommunication Services	5.5
Utilities	7.8
Other(2)	1.7

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(2)	Cash & Cash Equivalents.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

and abroad slowed during the second quarter of 2011. In Washington, D.C., Congress wrangled over the U.S. debt ceiling, as a summer deadline loomed, and on June 30, the Fed’s large-scale asset purchase program came to an end. Against this backdrop, the U.S. equity markets reflected the changing conditions throughout the quarter. As commodity prices declined in early April and expectations ran high for strong corporate profit growth, the broad U.S. equity market rose to a three-year high. When economic data weakened in May and June and concerns about Greece’s debt crisis resurfaced, the U.S. stock market felt pressured and lost ground. However, in the final week of June, investors seemed comforted by news of an austerity plan to help alleviate Greece’s debt problems, leading stocks, in turn, to rally strongly. In the closing months of the annual period, economic momentum slowed, raising the odds of recession. Standard & Poor’s unprecedented downgrade of the U.S. credit rating and ongoing debates in Washington over budget restraint and debt reduction shook investor confidence, as did rising energy prices, an uptick in unemployment and a persistently weak housing market. In turn, the U.S. equity market experienced its worst quarter in two years.

From the end of September 2010 through the end of April 2011, when the Russell Index peaked for this annual period, the Russell Index returned 20.8%. From the end of April to the end of September 2011, the Russell Index fell 18.8%.

TOP TEN HOLDINGS(1) (at September 30, 2011)
Chevron Corp.	4.8%
Pfizer, Inc.	4.1
JPMorgan Chase & Co.	3.8
Intel Corp.	3.8
Verizon Communications, Inc.	3.2
Exelon Corp.	2.5
Eli Lilly & Co.	2.5
AT&T, Inc.	2.5
Wal-Mart Stores, Inc.	2.4
Simon Property Group, Inc.	2.1

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Given the volatility of the U.S. equity market during the annual period, stock selection was critical to Fund performance. Stock selection was strongest within the health care sector. Having greater positions than the Russell Index in managed health care companies UnitedHealth Group and Humana contributed most positively, as each significantly outpaced the benchmark index during the annual period.

Stock selection in the financials sector further boosted the Fund’s outperformance of the Russell Index during the annual period. Having a significantly smaller position in Bank of America than the Russell Index was the greatest positive contributor within the sector, as the diversified banking institution materially underperformed both the financials sector and the broad benchmark index during the annual period. Greater positions than the Russell Index in the stronger regional mall real estate investment trust Simon Property Group and consumer finance company Discover Financial Services also contributed positively to the Fund’s results. Only partially offsetting these contributors were positions in insurance company Lincoln National, diversified banking institution JPMorgan Chase and super-regional bank KeyCorp, which detracted from the Fund’s results relative to the Russell Index during the annual period.

Similarly, consumer discretionary, telecommunication services and consumer staples were strong contributors to the Fund’s results, with effective stock selection in each driving outperformance of the Russell Index.

Stock selection in the utilities, information technology, industrials, materials and energy sectors detracted from relative performance. Within these sectors, electronic components manufacturer Vishay Intertechnology, oil and gas exploration and production company Apache, oil refiner Valero Energy and diversified chemicals manufacturer LyondellBasell Industries detracted most significantly from the Fund’s relative results during the annual period. The Fund had greater positions than the Russell Index in each of these companies, and each materially lagged both its respective sector and the Russell Index overall.

Looking at the performance of the themes within our quantitative models, the most pronounced shift in performance could be seen within the Quality sub-component, which analyzes quality of earnings and financial strength. Through April 2011, investors in the Russell Index favored stocks of lower

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

quality, with the 20% lowest quality stocks outperforming the 20% highest quality stocks by more than 4%. From the end of April through the end of September, higher quality stocks outperformed lower quality stocks by more than 13%. Higher quality stocks outperformed lower quality stocks by more than 10% in the third quarter of 2011 alone. For the annual period overall, higher quality stocks outperformed lower quality stocks within the Russell Index by approximately 8%.

The story was reversed for the Valuation sub-component of our model, which attempts to help the Fund capitalize on mispricing opportunities created by market volatility. Such results were a bit surprising given that value stocks tend to underperform the market during rallies and outperform during market declines. Through April, the top quintile of stocks ranked by our Valuation measures outperformed the bottom quintile by more than 7%; but after April, they underperformed by more than 8%. The top quintile underperformed the bottom quintile by about 6% in the third quarter of 2011. For the annual period overall, the Valuation theme contributed little to the overall success of the stock selection model. The Catalyst theme, which identifies stocks that are likely to begin or continue to move favorably relative to their peers, added value to overall Fund performance throughout the annual period, but was less significant than the Valuation theme measures through April and less significant than the Quality theme measures after April. For the annual period overall, the top quintile of stocks ranked by the Catalyst theme outperformed the bottom quintile by more than 4%.

At the end of September, the Fund’s largest individual stock holdings included integrated oil company Chevron, pharmaceutical giant Pfizer, JPMorgan Chase, semiconductor bellwether Intel and telecommunications company Verizon Communications.

Changes to the Fund’s portfolio

Our risk models limit the size of individual holdings, as well as sector and industry allocations, relative to the Russell Index. We also apply additional risk measures that impose constraints on market capitalization, price, quality, turnover, transaction costs and other variables. That said, the Fund’s allocations to the information technology, utilities, consumer discretionary and energy sectors increased and the Fund’s weightings in financials, consumer staples and materials decreased on an absolute basis. These changes largely reflected changes to the Russell Index.

8	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Relative to the Russell Index and based on our quantitative-based theme-driven stock selection during the annual period, the Fund shifted from modestly greater to modestly smaller positions than the benchmark index in consumer discretionary and financials and moved from a modestly smaller to a modestly greater position than the benchmark index in information technology. With all that, our team’s computer-based models seek to maintain sector weighting neutrality overall relative to the benchmark index, and, as such, the Fund was rather neutrally weighted in all ten sectors of the Russell Index as of September 30, 2011.

We stayed true to our investment discipline using our integrated models to drive stock selection based on three broad sub-components or themes — Quality, Valuation and Catalyst. Quality-theme factors include profitability as well as strength and sustainability measures, such as return on assets, return on equity, receivables, reserve management and cash flow accruals. Valuation-theme factors measure profitability-at-a-reasonable-price and growth-at-a-reasonable-price and include cash flow, operating income, sales, earnings, book value and risk-adjusted return. Catalyst-theme factors include long-term and short-term momentum measures and estimate revisions.

Our future strategy

At the end of the annual period, there remained many unresolved factors that we expect to continue to affect U.S. equities into the fourth quarter of 2011 and beyond. Of particular note among these factors are the possibilities that European leaders may fail to act on the sovereign debt crisis in a meaningful way, the U.S. may slip into recession, and/or corporate earnings may miss expectations.

Given the cloudy view ahead, we intend to continue to use our quantitative-based themes in our stock selection process, seeking to position the Fund’s portfolio to take advantage of any shifts in underlying market dynamics.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	9

Manager Commentary (continued)

Given the cloudy view ahead, we intend to continue to use our quantitative-based themes, as described earlier, in our stock selection process, seeking to position the Fund’s portfolio to take advantage of any shifts in underlying market dynamics. At the same time, consistent with our disciplined approach, we remain focused on the long term and maintain the Fund’s diversification across sectors and securities. We intend to continue seeking optimal returns for the Fund through the style diversification offered by the various themes within our well-tested quantitative investment models. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio and believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund’s portfolio in the market conditions that lie ahead.

Brian Condon, CFA® Portfolio Manager	Oliver Buckley Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

10	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

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The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Large Value Quantitative Fund Class A shares (from 8/1/08 to 9/30/11) as compared to the performance of the Russell 1000 Value Index. In comparing the Fund’s Class A shares to the index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at September 30, 2011
	1 year	3 years	Since inception 8/1/08
Columbia Large Value Quantitative Fund (includes sales charge)
Class A Cumulative value of $10,000	$9,425	$8,913	$8,020
Average annual total return	-5.75%	-3.76%	-6.73%
Russell 1000 Value Index*
Cumulative value of $10,000	$9,811	$9,550	$9,024
Average annual total return	-1.89%	-1.52%	-3.19%

Results for other share classes can be found on page 3.

12	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

*

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	13

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

14	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

April 1, 2011 — September 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	842.40	1,019.50	5.13	5.62	1.11
Class B	1,000.00	1,000.00	838.40	1,015.74	8.57	9.40	1.86
Class C	1,000.00	1,000.00	838.90	1,015.79	8.53	9.35	1.85
Class I	1,000.00	1,000.00	843.20	1,021.36	3.42	3.75	0.74
Class R	1,000.00	1,000.00	841.30	1,018.30	6.23	6.83	1.35
Class R4	1,000.00	1,000.00	842.80	1,020.76	3.97	4.36	0.86
Class T	1,000.00	1,000.00	842.20	1,019.55	5.08	5.57	1.10
Class W	1,000.00	1,000.00	842.60	1,019.55	5.08	5.57	1.10
Class Z	1,000.00	1,000.00	843.20	1,020.76	3.97	4.36	0.86

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments

Columbia Large Value Quantitative Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.1%

CONSUMER DISCRETIONARY 8.1%
Auto Components 0.5%
Autoliv, Inc.(a)	3,213	$155,831
Lear Corp.	29,600	1,269,840

Total		1,425,671
Automobiles 0.5%
General Motors Co.(a)(b)	79,500	1,604,310
Media 4.2%
Comcast Corp., Class A	173,325	3,622,492
DISH Network Corp., Class A(b)	219,750	5,506,935
McGraw-Hill Companies, Inc. (The)	19,500	799,500
Time Warner Cable, Inc.	37,550	2,353,259
Viacom, Inc., Class B	8,500	329,290

Total		12,611,476
Multiline Retail 0.4%
Dillard’s, Inc., Class A(a)	30,400	1,321,792
Specialty Retail 2.5%
Aaron’s, Inc.(a)	197,200	4,979,300
GameStop Corp., Class A(b)	6,900	159,390
Gap, Inc. (The)	148,560	2,412,614

Total		7,551,304
TOTAL CONSUMER DISCRETIONARY		24,514,553
CONSUMER STAPLES 7.9%
Beverages 0.4%
Coca-Cola Enterprises, Inc.	43,300	1,077,304
Food & Staples Retailing 3.3%
Kroger Co. (The)	133,500	2,931,660
Wal-Mart Stores, Inc.	138,500	7,188,150

Total		10,119,810
Food Products 0.1%
Tyson Foods, Inc., Class A	20,200	350,672
Household Products 0.8%
Procter & Gamble Co. (The)	37,382	2,361,795
Tobacco 3.3%
Altria Group, Inc.	36,310	973,471
Lorillard, Inc.	25,300	2,800,710
Philip Morris International, Inc.	98,540	6,146,925

Total		9,921,106
TOTAL CONSUMER STAPLES		23,830,687

Issuer	Shares	Value
Common Stocks (continued)

ENERGY 11.7%
Energy Equipment & Services 0.5%
Patterson-UTI Energy, Inc.	67,100	$1,163,514
Unit Corp.(a)(b)	7,100	262,132

Total		1,425,646
Oil, Gas & Consumable Fuels 11.2%
Apache Corp.	68,150	5,468,356
Chevron Corp.	153,646	14,215,328
ConocoPhillips(c)	71,808	4,546,883
Marathon Oil Corp.	75,375	1,626,592
Tesoro Corp.(b)	208,100	4,051,707
Valero Energy Corp.	230,203	4,093,009

Total		34,001,875
TOTAL ENERGY		35,427,521
FINANCIALS 24.1%
Capital Markets 1.1%
American Capital Ltd.(a)(b)	255,700	1,743,874
BlackRock, Inc.	9,000	1,332,090
Franklin Resources, Inc.	1,194	114,194

Total		3,190,158
Commercial Banks 2.6%
KeyCorp	552,429	3,275,904
PNC Financial Services Group, Inc.	30,800	1,484,252
Wells Fargo & Co.	126,365	3,047,924

Total		7,808,080
Consumer Finance 3.1%
Capital One Financial Corp.(a)	139,128	5,513,643
Discover Financial Services	171,427	3,932,535

Total		9,446,178
Diversified Financial Services 6.0%
Citigroup, Inc.	118,049	3,024,415
JPMorgan Chase & Co.	376,920	11,352,831
Leucadia National Corp.	21,100	478,548
NASDAQ OMX Group, Inc. (The)(b)	144,550	3,344,887

Total		18,200,681
Insurance 8.1%
Aflac, Inc.	165,909	5,798,519
Allstate Corp. (The)	39,273	930,377
Berkshire Hathaway, Inc., Class B(b)	15,960	1,133,798

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Insurance (cont.)
Brown & Brown, Inc.	170,100	$3,027,780
Lincoln National Corp.	197,300	3,083,799
Protective Life Corp.(a)	46,209	722,247
Prudential Financial, Inc.	126,938	5,948,315
Reinsurance Group of America, Inc.	85,327	3,920,776

Total		24,565,611
Real Estate Investment Trusts (REITs) 3.2%
American Capital Agency Corp.	12,500	338,750
Annaly Capital Management, Inc.(a)	55,470	922,466
Hospitality Properties Trust(a)	5,200	110,396
Public Storage	17,800	1,982,030
Simon Property Group, Inc.	56,098	6,169,658

Total		9,523,300
TOTAL FINANCIALS		72,734,008
HEALTH CARE 12.9%
Health Care Equipment & Supplies 0.8%
Baxter International, Inc.	44,300	2,487,002
Health Care Providers & Services 1.9%
UnitedHealth Group, Inc.	125,807	5,802,219
Pharmaceuticals 10.2%
Abbott Laboratories	16,500	843,810
Bristol-Myers Squibb Co.	111,300	3,492,594
Eli Lilly & Co.	198,214	7,327,972
Johnson & Johnson	16,375	1,043,251
Merck & Co., Inc.	178,500	5,838,735
Pfizer, Inc.	687,887	12,161,842

Total		30,708,204
TOTAL HEALTH CARE		38,997,425
INDUSTRIALS 8.6%
Aerospace & Defense 4.0%
General Dynamics Corp.	12,700	722,503
Lockheed Martin Corp.	42,600	3,094,464
Northrop Grumman Corp.	85,781	4,474,337
Raytheon Co.	40,070	1,637,661
United Technologies Corp.	30,121	2,119,313

Total		12,048,278
Commercial Services & Supplies 2.4%
Pitney Bowes, Inc.(a)	250,000	4,700,000
RR Donnelley & Sons Co.(a)	177,349	2,504,168

Total		7,204,168

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS (cont.)
Industrial Conglomerates 2.2%
General Electric Co.	181,447	$2,765,252
Tyco International Ltd.(d)	93,300	3,801,975

Total		6,567,227
TOTAL INDUSTRIALS		25,819,673
INFORMATION TECHNOLOGY 8.9%
Computers & Peripherals 1.5%
Dell, Inc.(b)	332,200	4,700,630
Electronic Equipment, Instruments & Components 1.3%
Vishay Intertechnology, Inc.(a)(b)	474,437	3,966,293
Semiconductors & Semiconductor Equipment 4.1%
Intel Corp.	529,823	11,301,125
Texas Instruments, Inc.	40,210	1,071,596

Total		12,372,721
Software 2.0%
Microsoft Corp.	237,785	5,918,469
TOTAL INFORMATION TECHNOLOGY		26,958,113
MATERIALS 2.6%
Chemicals 2.3%
Eastman Chemical Co.	52,770	3,616,328
LyondellBasell Industries NV, Class A(d)	140,700	3,437,301

Total		7,053,629
Metals & Mining 0.3%
Freeport-McMoRan Copper & Gold, Inc.	25,940	789,873
TOTAL MATERIALS		7,843,502
TELECOMMUNICATION SERVICES 5.5%
Diversified Telecommunication Services 5.5%
AT&T, Inc.	256,565	7,317,234
Verizon Communications, Inc.	255,010	9,384,368

Total		16,701,602
TOTAL TELECOMMUNICATION SERVICES		16,701,602
UTILITIES 7.8%
Electric Utilities 4.2%
DPL, Inc.	18,600	560,604
Entergy Corp.	67,575	4,479,547
Exelon Corp.	174,795	7,448,015

Total		12,488,166

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

UTILITIES (cont.)
Independent Power Producers & Energy Traders 1.6%
AES Corp. (The)(b)	499,100	$4,871,216
Multi-Utilities 2.0%
NSTAR	29,835	1,336,906
Public Service Enterprise Group, Inc.	141,110	4,708,841

Total		6,045,747
TOTAL UTILITIES		23,405,129
Total Common Stocks (Cost: $297,377,477)		$296,232,213

Money Market Fund 1.7%
Columbia Short-Term Cash Fund, 0.125%(e)(f)	5,111,366	$5,111,366
Total Money Market Fund (Cost: $5,111,366)		$5,111,366

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 7.4%
Repurchase Agreements 7.4%
Mizuho Securities USA, Inc. dated 09/30/11, matures 10/03/11, repurchase price $8,000,107(g)
	0.160%	$8,000,000	$8,000,000
Natixis Financial Products, Inc. dated 09/30/11, matures 10/03/11, repurchase price $2,000,015(g)
	0.090%	2,000,000	2,000,000
Nomura Securities dated 09/30/11, matures 10/03/11, repurchase price $5,000,062(g)
	0.150%	5,000,000	5,000,000
RBS Securities, Inc. dated 09/30/11, matures 10/03/11, repurchase price $7,259,149(g)
	0.150%	7,259,058	7,259,058

Total			22,259,058
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $22,259,058)			$22,259,058
Total Investments
(Cost: $324,747,901)			$323,602,637
Other Assets & Liabilities, Net			(21,615,548)
Net Assets			$301,987,089

Investment in Derivatives

Futures Contracts Outstanding at September 30, 2011
Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500 Index	18	$5,067,000	December 2011	$—	$(67,565)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments

(a)	At September 30, 2011, security was partially or fully on loan.

(b)	Non-income producing.

(c)

At September 30, 2011, investments in securities included securities valued at $514,286 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	Represents a foreign security. At September 30, 2011, the value of foreign securities, excluding short-term securities, amounted to $7,239,276 or 2.40% of net assets.

(e)	The rate shown is the seven-day current annualized yield at September 30, 2011.

(f)	Investments in affiliates during the year ended September 30, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$1,921,490	$226,193,419	$(223,003,543)	$—	$5,111,366	$15,033	$5,111,366

(g)

The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Mizuho Securities USA, Inc. (0.160%)

Security Description	Value
Fannie Mae Grantor Trust	$78,691
Fannie Mae Pool	2,597,370
Fannie Mae REMICS	1,690,591
Fannie Mae Whole Loan	13,958
Federal Home Loan Bank of Chicago	16,602
Federal Home Loan Mortgage Corp. Structured Pass Through Securities	87,444
Freddie Mac Gold Pool	1,435,289
Freddie Mac REMICS	2,206,162
Ginnie Mae II Pool	33,893
Total Market Value of Collateral Securities	$8,160,000

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Natixis Financial Products, Inc. (0.090%)

Security Description	Value
Fannie Mae Interest Strip	$535,740
Fannie Mae Pool	1,064,609
Fannie Mae REMICS	875
Freddie Mac Gold Pool	311,613
Freddie Mac Non Gold Pool	14,273
Freddie Mac REMICS	8,133
Freddie Mac Strips	65,941
Government National Mortgage Association	38,831
Total Market Value of Collateral Securities	$2,040,015

Nomura Securities (0.150%)

Security Description	Value
Ginnie Mae I Pool	$4,182,918
Ginnie Mae II Pool	917,082
Total Market Value of Collateral Securities	$5,100,000

RBS Securities, Inc. (0.150%)

Security Description	Value
Freddie Mac Gold Pool	$7,404,272
Total Market Value of Collateral Securities	$7,404,272

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	21

Portfolio of Investments (continued)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

	Fair Value at September 30, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets(b)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$24,514,553	$—	$—	$24,514,553
Consumer Staples	23,830,687	—	—	23,830,687
Energy	35,427,521	—	—	35,427,521
Financials	72,734,008	—	—	72,734,008
Health Care	38,997,425	—	—	38,997,425
Industrials	25,819,673	—	—	25,819,673
Information Technology	26,958,113	—	—	26,958,113
Materials	7,843,502	—	—	7,843,502
Telecommunication Services	16,701,602	—	—	16,701,602
Utilities	23,405,129	—	—	23,405,129
Total Equity Securities	296,232,213	—	—	296,232,213
Other
Affiliated Money Market Fund(c)	5,111,366	—	—	5,111,366
Investments of Cash Collateral Received for Securities on Loan	—	22,259,058	—	22,259,058
Total Other	5,111,366	22,259,058	—	27,370,424
Investments in Securities	301,343,579	22,259,058	—	323,602,637
Derivatives(d)
Liabilities
Futures Contracts	(67,565)	—	—	(67,565)
Total	$301,276,014	$22,259,058	$—	$323,535,072

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at September 30, 2011.

(d)	Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	23

Statement of Assets and Liabilities

September 30, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $297,377,477)	$296,232,213
Affiliated issuers (identified cost $5,111,366)	5,111,366
Investment of cash collateral received for securities on loan Repurchase agreements (identified cost $22,259,058)	22,259,058
Total investments (identified cost $324,747,901)	323,602,637
Receivable for:
Capital shares sold	767,344
Dividends	345,508
Interest	2,076
Expense reimbursement due from Investment Manager	2,097
Trustees’ deferred compensation plan	50,564
Total assets	324,770,226
Liabilities
Due upon return of securities on loan	22,259,058
Payable for:
Capital shares purchased	171,865
Variation margin on futures contracts	141,103
Investment management fees	5,849
Distribution fees	1,170
Transfer agent fees	70,828
Administration fees	509
Plan administration fees	6
Other expenses	82,185
Trustees’ deferred compensation plan	50,564
Total liabilities	22,783,137
Net assets applicable to outstanding capital stock	$301,987,089

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

September 30, 2011

Represented by
Paid-in capital	$356,551,656
Undistributed net investment income	3,143,819
Accumulated net realized loss	(56,495,557)
Unrealized appreciation (depreciation) on:
Investments	(1,145,264)
Futures contracts	(67,565)
Total — representing net assets applicable to outstanding capital stock	$301,987,089
*Value of securities on loan	$21,380,083
Net assets applicable to outstanding shares
Class A	$11,757,050
Class B	$1,215,340
Class C	$1,735,235
Class I	$81,685,527
Class R	$6,358
Class R4	$13,068
Class T	$61,361,056
Class W	$69,220,531
Class Z	$74,992,924
Shares outstanding
Class A	1,848,928
Class B	193,483
Class C	277,445
Class I	12,763,277
Class R	1,000
Class R4	2,048
Class T	9,662,566
Class W	10,874,100
Class Z	11,725,360
Net asset value per share
Class A(a)	$6.36
Class B	$6.28
Class C	$6.25
Class I	$6.40
Class R	$6.36
Class R4	$6.38
Class T(a)	$6.35
Class W	$6.37
Class Z	$6.40

(a)	The maximum offering price per share for Class A is $6.75 and Class T is $6.74. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	25

Statement of Operations

Year ended September 30, 2011

Net investment income
Income:
Dividends	$7,919,604
Dividends from affiliates	15,033
Income from securities lending — net	35,308
Foreign taxes withheld	(417)
Total income	7,969,528
Expenses:
Investment management fees	2,292,007
Distribution fees
Class A	23,190
Class B	10,377
Class C	11,695
Class R	38
Class W	299,319
Shareholder service fee — Class T	120,792
Transfer agent fees
Class A	22,574
Class B	2,792
Class C	2,582
Class R	20
Class R4	8
Class T	72,391
Class W	286,411
Class Z	119,910
Administration fees	195,904
Plan administration fees
Class R4	38
Compensation of board members	9,947
Custodian fees	13,949
Printing and postage fees	68,057
Registration fees	135,520
Professional fees	19,936
Chief compliance officer expenses	80
Other	58,691
Total expenses	3,766,228
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(379,669)
Expense reductions	(12,540)
Total net expenses	3,374,019
Net investment income	4,595,509

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Year ended September 30, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$62,520,632
Futures contracts	232,403
Net realized gain	62,753,035
Net change in unrealized appreciation (depreciation) on:
Investments	(72,070,541)
Futures contracts	(74,507)
Net change in unrealized depreciation	(72,145,048)
Net realized and unrealized loss	(9,392,013)
Net decrease in net assets from operations	$(4,796,504)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended September 30,	2011(a)	2010
Operations
Net investment income	$4,595,509	$2,685,111
Net realized gain	62,753,035	46,611,730
Net change in unrealized depreciation	(72,145,048)	(21,783,985)
Net increase (decrease) in net assets resulting from operations	(4,796,504)	27,512,856
Distributions to shareholders from:
Net investment income
Class A	(35,668)	(14,454)
Class B	(1,623)	—
Class C	(531)	(342)
Class I	(1,656,430)	(738,879)
Class R	(60)	(42)
Class R3	—	(59)
Class R4	(166)	(139)
Class R5	—	(91)
Class W	(1,592,661)	(1,951,073)
Class Z	(36)	—
Net realized gains
Class A	(802,085)	(60,594)
Class B	(63,615)	(2,295)
Class C	(25,574)	(1,720)
Class I	(27,861,180)	(2,300,093)
Class R	(1,941)	(295)
Class R3	—	(295)
Class R4	(3,612)	(524)
Class R5	—	(295)
Class T	(181)	—
Class W	(35,024,850)	(7,936,857)
Class Z	(590)	—
Total distributions to shareholders	(67,070,803)	(13,008,047)
Increase (decrease) in net assets from share transactions	127,014,737	(66,345,387)
Total increase (decrease) in net assets	55,147,430	(51,840,578)
Net assets at beginning of year	246,839,659	298,680,237
Net assets at end of year	$301,987,089	$246,839,659
Undistributed net investment income	$3,143,819	$2,008,751

(a)	Class T shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Year ended September 30,	2011(a)		2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	358,338	2,737,202	236,227	1,881,797
Fund merger	1,397,272	10,296,932	—	—
Conversions from Class B	42,460	316,079	6,699	53,053
Distributions reinvested	112,007	835,575	9,686	74,487
Redemptions	(428,794)	(3,152,625)	(69,389)	(554,291)
Net increase	1,481,283	11,033,163	183,223	1,455,046
Class B shares
Subscriptions	19,987	156,375	29,502	230,614
Fund merger	219,754	1,606,505	—	—
Distributions reinvested	8,512	63,041	260	2,000
Conversions to Class A	(42,858)	(316,079)	(6,741)	(53,053)
Redemptions	(39,666)	(286,143)	(2,731)	(23,432)
Net increase	165,729	1,223,699	20,290	156,129
Class C shares
Subscriptions	35,261	255,094	8,282	67,918
Fund merger	271,962	1,979,095	—	—
Distributions reinvested	2,584	19,075	106	808
Redemptions	(43,971)	(316,719)	(303)	(2,420)
Net increase	265,836	1,936,545	8,085	66,306
Class I shares
Subscriptions	16,872,871	133,352,138	3,093,601	24,580,365
Distributions reinvested	3,944,513	29,516,940	394,655	3,038,845
Redemptions	(16,539,072)	(128,361,019)	(2,691,646)	(21,494,924)
Net increase	4,278,312	34,508,059	796,610	6,124,286
Class R3 shares
Redemptions	—	—	(1,000)	(10,000)
Net decrease	—	—	(1,000)	(10,000)
Class R4 shares
Distributions reinvested	234	1,746	38	290
Net increase	234	1,746	38	290
Class R5 shares
Redemptions	—	—	(1,000)	(10,000)
Net decrease	—	—	(1,000)	(10,000)
Class T shares
Subscriptions	28,861	213,061	—	—
Fund merger	10,403,535	76,560,096	—	—
Redemptions	(769,830)	(5,653,470)	—	—
Net increase	9,662,566	71,119,687	—	—

(a)	Class T shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.
(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	29

Statement of Changes in Net Assets (continued)

Year ended September 30,	2011(a)		2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares
Subscriptions	3,113,988	23,063,362	3,992,113	31,447,334
Distributions reinvested	4,901,672	36,615,491	1,285,769	9,887,562
Redemptions	(18,360,436)	(139,051,550)	(14,528,784)	(115,464,840)
Net decrease	(10,344,776)	(79,372,697)	(9,250,902)	(74,129,944)
Class Z shares
Subscriptions	2,337,021	16,773,277	304	2,500
Fund merger	16,378,001	121,237,610	—	—
Redemptions	(6,989,966)	(51,446,352)	—	—
Net increase	11,725,056	86,564,535	304	2,500
Total net increase (decrease)	17,234,240	127,014,737	(8,244,352)	(66,345,387)

(a)	Class T shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.
(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Sept. 30,
	2011	2010	2009	2008(a)
Class A
Per share data
Net asset value, beginning of period	$8.19	$7.78	$9.14	$10.16
Income from investment operations:
Net investment income	0.09	0.08	0.12	0.04
Net realized and unrealized gain (loss)	0.11	0.70	(1.43)	(1.06)
Total from investment operations	0.20	0.78	(1.31)	(1.02)
Less distributions to shareholders from:
Net investment income	(0.09)	(0.07)	(0.05)	—
Net realized gains	(1.94)	(0.30)	—	—
Total distributions to shareholders	(2.03)	(0.37)	(0.05)	—
Net asset value, end of period	$6.36	$8.19	$7.78	$9.14
Total return	0.01%	10.28%	(14.23% )	(10.04%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.33%	1.19%	1.34%	4.14%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.14% (e)	1.19%	1.26%	1.28%	(c)
Net investment income	1.25% (e)	1.04%	1.83%	2.91%	(c)
Supplemental data
Net assets, end of period (in thousands)	$11,757	$3,009	$1,434	$395
Portfolio turnover	90%	99%	63%	6%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended Sept. 30,
	2011		2010	2009	2008(a)
Class B
Per share data
Net asset value, beginning of period	$8.12		$7.71	$9.13	$10.16
Income from investment operations:
Net investment income	0.04		0.03	0.07	0.02
Net realized and unrealized gain (loss)	0.12		0.68	(1.44)	(1.05)
Total from investment operations	0.16		0.71	(1.37)	(1.03)
Less distributions to shareholders from:
Net investment income	(0.06)		—	(0.05)	—
Net realized gains	(1.94)		(0.30)	—	—
Total distributions to shareholders	(2.00)		(0.30)	(0.05)	—
Net asset value, end of period	$6.28		$8.12	$7.71	$9.13
Total return	(0.64%	)	9.37%	(14.94% )	(10.14%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.10%		1.96%	2.10%	5.06%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.88%	(e)	1.96%	2.02%	2.04%	(c)
Net investment income	0.48%	(e)	0.39%	1.04%	1.48%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,215		$226	$58	$19
Portfolio turnover	90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011		2010	2009	2008(a)
Class C
Per share data
Net asset value, beginning of period	$8.09		$7.74	$9.12	$10.16
Income from investment operations:
Net investment income	0.04		0.03	0.07	0.02
Net realized and unrealized gain (loss)	0.11		0.67	(1.43)	(1.06)
Total from investment operations	0.15		0.70	(1.36)	(1.04)
Less distributions to shareholders from:
Net investment income	(0.05)		(0.05)	(0.02)	—
Net realized gains	(1.94)		(0.30)	—	—
Total distributions to shareholders	(1.99)		(0.35)	(0.02)	—
Net asset value, end of period	$6.25		$8.09	$7.74	$9.12
Total return	(0.82%	)	9.36%	(14.87% )	(10.24%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.04%		1.97%	2.12%	5.15%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.85%	(e)	1.97%	2.01%	2.04%	(c)
Net investment income	0.50%	(e)	0.35%	1.05%	1.37%	(c)
Supplemental data
Net assets, end of period (in thousands)	$1,735		$94	$27	$9
Portfolio turnover	90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	33

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008(a)
Class I
Per share data
Net asset value, beginning of period	$8.23	$7.81	$9.14	$10.16
Income from investment operations:
Net investment income	0.13	0.11	0.15	0.04
Net realized and unrealized gain (loss)	0.10	0.70	(1.43)	(1.06)
Total from investment operations	0.23	0.81	(1.28)	(1.02)
Less distributions to shareholders from:
Net investment income	(0.12)	(0.09)	(0.05)	—
Net realized gains	(1.94)	(0.30)	—	—
Total distributions to shareholders	(2.06)	(0.39)	(0.05)	—
Net asset value, end of period	$6.40	$8.23	$7.81	$9.14
Total return	0.37%	10.71%	(13.87% )	(10.04%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.88%	0.77%	0.88%	3.83%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.84%	0.77%	0.88%	0.91%	(c)
Net investment income	1.66%	1.37%	2.22%	2.55%	(c)
Supplemental data
Net assets, end of period (in thousands)	$81,686	$69,800	$60,019	$8,359
Portfolio turnover	90%	99%	63%	6%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011		2010	2009	2008(a)
Class R
Per share data
Net asset value, beginning of period	$8.17		$7.77	$9.13	$10.16
Income from investment operations:
Net investment income	0.08		0.05	0.10	0.03
Net realized and unrealized gain (loss)	0.11		0.69	(1.43)	(1.06)
Total from investment operations	0.19		0.74	(1.33)	(1.03)
Less distributions to shareholders from:
Net investment income	(0.06)		(0.04)	(0.03)	—
Net realized gains	(1.94)		(0.30)	—	—
Total distributions to shareholders	(2.00)		(0.34)	(0.03)	—
Net asset value, end of period	$6.36		$8.17	$7.77	$9.13
Total return	(0.15%	)	9.75%	(14.46% )	(10.14%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.62%		1.54%	1.82%	4.76%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.45%	(e)	1.54%	1.55%	1.71%	(c)
Net investment income	1.04%	(e)	0.59%	1.59%	1.70%	(c)
Supplemental data
Net assets, end of period (in thousands)	$6		$8	$8	$9
Portfolio turnover	90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	35

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008(a)
Class R4
Per share data
Net asset value, beginning of period	$8.20	$7.79	$9.14	$10.16
Income from investment operations:
Net investment income	0.11	0.08	0.14	0.04
Net realized and unrealized gain (loss)	0.10	0.70	(1.44)	(1.06)
Total from investment operations	0.21	0.78	(1.30)	(1.02)
Less distributions to shareholders from:
Net investment income	(0.09)	(0.07)	(0.05)	—
Net realized gains	(1.94)	(0.30)	—	—
Total distributions to shareholders	(2.03)	(0.37)	(0.05)	—
Net asset value, end of period	$6.38	$8.20	$7.79	$9.14
Total return	0.11%	10.37%	(14.12% )	(10.04%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.17%	1.09%	1.25%	4.26%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.09%	1.09%	1.08%	1.21%	(c)
Net investment income	1.41%	1.04%	2.08%	2.18%	(c)
Supplemental data
Net assets, end of period (in thousands)	$13	$15	$14	$9
Portfolio turnover	90%	99%	63%	6%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30, 2011(a)
Class T
Per share data
Net asset value, beginning of period	$7.95
Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain (loss)	(1.07)
Total from investment operations	(1.02)
Less distributions to shareholders from:
Net realized gains	(0.58)
Total distributions to shareholders	(0.58)
Net asset value, end of period	$6.35
Total return	(13.95%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.30%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.10%	(c)(e)
Net investment income	1.23%	(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$61,361
Portfolio turnover	90%

Notes to Financial Highlights

(a)	For the period from March 7, 2011 (commencement of operations) to September 30, 2011.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	37

Financial Highlights (continued)

	Year ended Sept. 30,
	2011		2010	2009	2008(a)
Class W
Per share data
Net asset value, beginning of period	$8.19		$7.78	$9.14	$10.16
Income from investment operations:
Net investment income	0.10		0.07	0.12	0.03
Net realized and unrealized gain (loss)	0.10		0.71	(1.44)	(1.05)
Total from investment operations	0.20		0.78	(1.32)	(1.02)
Less distributions to shareholders from:
Net investment income	(0.08)		(0.07)	(0.04)	—
Net realized gains	(1.94)		(0.30)	—	—
Total distributions to shareholders	(2.02)		(0.37)	(0.04)	—
Net asset value, end of period	$6.37		$8.19	$7.78	$9.14
Total return	(0.03%	)	10.30%	(14.39% )	(10.04%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.36%		1.20%	1.19%	4.42%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.23%	(e)	1.20%	1.19%	1.36%	(c)
Net investment income	1.27%	(e)	0.88%	1.77%	2.09%	(c)
Supplemental data
Net assets, end of period (in thousands)	$69,221		$173,685	$237,105	$9
Portfolio turnover	90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$8.23	$8.23
Income from investment operations:
Net investment income	0.11	0.01
Net realized and unrealized gain (loss)	0.12	(0.01)
Total from investment operations	0.23	0.00
Less distributions to shareholders from:
Net investment income	(0.12)	—
Net realized gains	(1.94)	—
Total distributions to shareholders	(2.06)	—
Net asset value, end of period	$6.40	$8.23
Total return	0.32%	0.00%	(b)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.05%	1.03%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.85% (f)	1.03%	(d)
Net investment income	1.44% (f)	16.13%	(d)
Supplemental data
Net assets, end of period (in thousands)	$74,993	$3
Portfolio turnover	90%	99%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.
(b)	Rounds to less than 0.01%.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements

September 30, 2011

Note	1. Organization

Columbia Large Value Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Investment Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class T, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

40	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares commenced operations on March 7, 2011.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note	2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

42	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at September 30, 2011

Risk Exposure Category	Liability derivatives
	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Net assets — unrealized depreciation on futures contracts	$67,565	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

44	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Effect of Derivative Instruments in the Statement of Operations for the Year Ended September 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk exposure category	Futures contracts
Equity contracts	$232,403

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk exposure category	Futures contracts
Equity contracts	$(74,507)

Volume of Derivative Instruments for the Year Ended September 30, 2011
Contracts opened
Futures Contracts	1,113

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

46	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note	3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective March 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.52% as the Fund’s net assets increase. Prior to March 1, 2011, the rates were an annual fee that declined from 0.60% to 0.375% as assets increased. Also prior to March 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Value Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $140,390 for the year ended September 30, 2011. The management fee for the year ended September 30, 2011 was 0.70% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended September 30, 2011 was 0.06% of the Fund’s average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended September 30, 2011, other expenses paid to this company were $2,051.

Compensation of Board Members

Board members are compensated for their services to the Fund as set forth in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

48	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

For the year ended September 30, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.24%
Class B	0.27
Class C	0.22
Class R	0.26
Class R4	0.05
Class T	0.18
Class W	0.24
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $12,540.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $8,000 for Class B shares. This amount is based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund’s average daily net assets attributable to Class T shares. The annualized shareholder services fee for the year ended September 30, 2011 was 0.30% of the Fund’s average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $27,207 for Class A, $1,667 for Class B, $72 for Class C and $5,943 for Class T shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through November 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.11%
Class B	1.86
Class C	1.86
Class I	0.74
Class R	1.36
Class R4	1.04
Class T	1.16
Class W	1.11
Class Z	0.86

Prior to March 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

50	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.28%
Class B	2.03
Class C	2.03
Class I	0.90
Class R	1.53
Class R4	1.20
Class W	1.28
Class Z	1.03

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties. Reorganization (see Note 10) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization.

Note	4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended September 30, 2011, these differences are primarily due to differing treatments for futures contracts, re-characterization of real estate investment trust (REIT) distributions, and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(51,727)
Accumulated net realized loss	252,479
Paid-in capital	(200,752)

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended September 30,	2011	2010
Ordinary Income	$34,045,893	$12,354,971
Long-Term Capital Gains	33,024,910	653,076

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,394,086
Undistributed accumulated long-term gain	22,274,979
Accumulated realized loss	(79,514,094)
Unrealized depreciation	(1,719,538)

At September 30, 2011, the cost of investments for federal income tax purposes was $325,316,222 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$24,291,366
Unrealized depreciation	(26,004,951)
Net unrealized depreciation	$(1,713,585)

The following capital loss carryforward, determined at September 30, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2016	$24,043,835
2017	55,470,259
Total	$79,514,094

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a

52	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Columbia Large Value Quantitative Fund acquired $98,142,499 of capital loss carryforward in connection with the Columbia Disciplined Value Fund merger (Note 10). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

For the year ended September 30, 2011, $18,628,405 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note	5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $283,677,692 and $430,389,636, respectively, for the year ended September 30, 2011.

Note	6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At September 30, 2011, securities valued at $21,380,083 were on loan, secured by U.S. government securities valued at

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	53

Notes to Financial Statements (continued)

$384,309 and by cash collateral of $22,259,058 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note	7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note	8. Shareholder Concentration

At September 30, 2011, the Investment Manager and/or affiliates owned 100% of the Fund’s Class I and Class R shares.

Note	9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other

54	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

The Fund had no borrowings during the year ended September 30, 2011.

Note	10. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Disciplined Value Fund, a series of Columbia Funds Series Trust I. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $232,882,523 and the combined net assets immediately after the acquisition were $444,562,761.

The merger was accomplished by a tax-free exchange of 17,887,304 shares of Columbia Disciplined Value Fund valued at $211,680,238 (including $44,895,335 of unrealized appreciation).

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	55

Notes to Financial Statements (continued)

In exchange for Columbia Disciplined Value Fund shares, the Fund issued the following number of shares:

Shares
Class A	1,397,272
Class B	219,754
Class C	271,962
Class T	10,403,535
Class Z	16,378,001

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia Disciplined Value Fund’s cost of investments was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia Disciplined Value Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on October 1, 2010, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended March 31, 2011 would have been $6.4 million, $77.9 million, $(55.8) million and $28.5 million, respectively.

Note	11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note	12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and

56	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	57

Notes to Financial Statements (continued)

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

58	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Large Value Quantitative Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Value Quantitative Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 1, 2008 (when shares became publicly available) to September 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	59

Report of Independent Registered Public

Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Large Value Quantitative Fund of the Columbia Funds Series Trust II at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 1, 2008 (when shares became publicly available) to September 30, 2008, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

November 22, 2011

60	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended September 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	47.94%
Dividends Received Deduction for corporations	48.31%
U.S. Government Obligations	0.00%

Capital gain distribution - the Fund designates $33,024,910 to be taxed as long-term capital gain.

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	61

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

62	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	63

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

64	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	65

Board Members and Officers (continued)

Interested Board Member Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

66	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003 — December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 — October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005 — April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	67

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 — April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 — May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 — April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

68	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT	69

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

70	COLUMBIA LARGE VALUE QUANTITATIVE FUND — 2011 ANNUAL REPORT

Columbia Large Value Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6523 F (11/11)

Annual Report

and Prospectus

Columbia

Mid Cap Value Opportunity Fund

Annual Report for the Period Ended September 30, 2011

(Prospectus also enclosed)

Columbia Mid Cap Value Opportunity Fund seeks to provide shareholders with long-term growth of capital.

This annual report includes a prospectus that describes in detail the Fund’s objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

Not FDIC insured ¡ No bank guarantee  ¡ May lose value

See the Fund’s prospectus for risks associated with investing in the Fund.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	1

Your Fund at a Glance

FUND SUMMARY

>	Columbia Mid Cap Value Opportunity Fund (the Fund) Class A shares declined 6.69% (excluding sales charge) for the 12 months ended September 30, 2011.

>	The Fund underperformed the 2.36% decrease of the Russell Midcap® Value Index for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended September 30, 2011)

	1 year	3 years	5 years	Since inception 2/14/02
Columbia Mid Cap Value Oppportunity Fund Class A (excluding sales charge)	-6.69%	+0.44%	-1.54%	+6.21%
Russell Midcap Value Index (unmanaged)	-2.36%	+1.98%	-0.84%	+6.45%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS

at September 30, 2011
Without sales charge	1 year	3 years	5 years	Since inception
Class A (inception 2/14/02)	-6.69%	+0.44%	-1.54%	+6.21%
Class B (inception 2/14/02)	-7.50%	-0.35%	-2.31%	+5.40%
Class C (inception 2/14/02)	-7.36%	-0.30%	-2.27%	+5.42%
Class I (inception 3/4/04)	-6.28%	+0.95%	-1.08%	+4.56%
Class R (inception 12/11/06)	-6.81%	+0.18%	N/A	-3.51%
Class R3 (inception 12/11/06)	-6.84%	+0.34%	N/A	-3.32%
Class R4 (inception 2/14/02)	-6.59%	+0.60%	-1.39%	+6.41%
Class R5 (inception 12/11/06)	-6.38%	+0.87%	N/A	-2.82%
Class W (inception 12/01/06)	-6.69%	+0.49%	N/A	-3.01%
Class Z (inception 9/27/10)	-6.42%	N/A	N/A	-5.45%

With sales charge
Class A (inception 2/14/02)	-12.02%	-1.54%	-2.71%	+5.57%
Class B (inception 2/14/02)	-12.12%	-1.26%	-2.61%	+5.40%
Class C (inception 2/14/02)	-8.28%	-0.30%	-2.27%	+5.42%

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. The Fund’s other share classes are not subject to sales charges and have limited eligibility. See the Fund’s prospectuses for details.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	3

Your Fund at a Glance (continued)

MORNINGSTAR STYLE BOXTM

The Morningstar Style BoxTM is based on the Fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Manager Commentary

Dear Shareholders,

Columbia Mid Cap Value Opportunity Fund (the Fund) Class A shares declined 6.69% (excluding sales charge) for the 12 months ended September 30, 2011. The Fund underperformed the 2.36% decrease of the Russell Midcap® Value Index (Russell Index).

Significant performance factors

The performance of the U.S. equity markets during the 12 months ended September 30, 2011 was driven primarily by growing concerns regarding weakness in the U.S. and global economies. Optimism early in the year for a continued economic recovery gave way to deep concerns about deteriorating U.S. economic data, persistent sovereign debt crises in Europe and the possibility of a hard landing for China’s economy. Most of the annual period’s decline can be attributed to the third quarter of 2011 when these factors, along with political paralysis in Washington D.C. and an unprecedented downgrade of U.S. sovereign debt by Standard & Poor’s, caused investor risk aversion to heighten such that the U.S. equity markets experienced their worst quarter since the fourth quarter of 2008.

PORTFOLIO BREAKDOWN(1) (at September 30, 2011)
Stocks	95.7%
Consumer Discretionary	12.8
Consumer Staples	6.5
Energy	9.9
Financials	16.6
Health Care	11.4
Industrials	14.6
Information Technology	6.8
Materials	6.6
Telecommunication Services	2.7
Utilities	7.8
Limited Partnerships	0.3
Bonds	0.1
Other(2)	3.9

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Includes Cash Equivalents.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	5

Manager Commentary (continued)

As a flight to quality developed and grew, there was a major bifurcation in the U.S. equity markets. Traditionally defensive sectors, most notably utilities, consumer staples and health care, performed best within the Russell Index for the annual period overall. Generally, the more cyclical, economically-sensitive sectors, including materials, financials, information technology and industrials, were among the weakest performers in the Russell Index. Somewhat surprisingly given its defensive characteristics, telecommunication services was the worst performing sector in the Russell Index during the annual period.

The Fund underperformed the Russell Index due primarily to stock selection. Sector allocation overall also detracted from the Fund’s results but to a more modest degree.

The Fund’s results were hurt most by stock selection in the consumer discretionary sector. While there were no major individual disappointments, a number of holdings across a wide variety of industries combined to drive underperformance within the sector.

Individual stock selection within the energy sector detracted from the Fund’s performance as well. Significant positions in oil and natural gas exploration and production companies Whiting Petroleum, QEP Resources and Newfield Exploration each hampered the Fund’s results, as each saw its

TOP TEN HOLDINGS(1) (at September 30, 2011)
Lorillard, Inc.	4.0%
Cooper Industries PLC	2.9
CIT Group, Inc.	2.8
Mylan, Inc.	2.6
CIGNA Corp.	2.5
Enbridge, Inc.	2.5
Newfield Exploration Co.	2.4
XL Group PLC	2.4
Watson Pharmaceuticals, Inc.	2.3
Agilent Technologies, Inc.	2.2

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

share price decline on concerns regarding a global economic slowdown, falling energy prices and energy production levels going forward. Whiting Petroleum was a new purchase for the Fund during the annual period.

Stock selection within financials hindered results as well, more than offsetting the positive effect of having only a modest allocation to the poorly performing sector. Positions in multi-line insurance company XL Group and specialty finance company CIT Group hurt most.

Elsewhere, a position in Navistar International, which manufactures and markets medium and heavy trucks, school buses, mid-range diesel engines and service parts, detracted. Its shares declined on reports of a slide in its fiscal third quarter profits, as the results of its largest operating unit fell. Navistar International was a newly established position for the Fund during the annual period.

Having only a modest allocation to utilities, the best performing sector within the Russell Index during the annual period, hurt the Fund’s results as well.

On the positive side, stock selection in the information technology and consumer staples sectors proved effective. In information technology, participating in the initial public offering (IPO) of NXP Semiconductor boosted the Fund’s results. The Fund owned shares of the semiconductor company for a brief time and then sold its position, taking profits. In consumer staples, a significant position in tobacco company Lorillard contributed most positively to the Fund’s results. Shares of Lorillard rose on the lack of negative news from the company and on its comparatively defensive characteristics.

We believe that sector allocation that is broadly balanced and stock selection that seeks to capture the undervalued nature of the market from a fundamental perspective is the path to adding value for our shareholders in the months ahead.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	7

Manager Commentary (continued)

Changes to the Fund’s portfolio

Broadly speaking, we increased the Fund’s exposure to the more traditionally defensive areas of the U.S. equity market, including consumer staples, utilities and health care, during the annual period. We reduced the Fund’s allocations to the more cyclical, economically-sensitive sectors of the U.S. equity market, including industrials, information technology and materials.

Among the new positions established during the annual period were consumer staples company Ralcorp Holdings, which produces a variety of store brand foods that are sold under the individual labels of various grocery, mass merchandise and drug store retailers. In health care, we initiated positions in managed health care company Humana and in medical technology products provider Teleflex.

We reduced the Fund’s exposure to industrials by either trimming or eliminating several positions, including those in tool company Stanley Black & Decker, crane and food service equipment manufacturer Manitowoc, engineering and construction company Fluor, diversified manufacturer Ingersoll-Rand, aerospace and defense manufacturing company Goodrich, boilers and power equipment manufacturer Babcock & Wilcox, cement company Cemex and building materials manufacturer Louisiana-Pacific. In information technology, we eliminated the Fund’s positions in software and multimedia design company Autodesk and telecommunications equipment company Tellabs. In materials, we sold the Fund’s position in iron ore miner Cliffs Natural Resources. Elsewhere, we exited the Fund’s position in oil and natural gas exploration and production company Pioneer Natural Resources.

Our future strategy

At the end of September, we viewed equity prices as offering compelling value but such pricing to be at risk at the macro level as three major concerns continued to trouble investors. First is the uncertainty surrounding the bailout of several European nations facing sovereign debt crises. Second, in the U.S., debate continues between those economists and politicians who favor bringing down the fiscal deficit and those who favor supporting asset prices through quantitative easing. Third, concerns remained as to whether China will be able to achieve a soft economic landing or will face a harder landing given deterioration of economic indicators on a global basis.

8	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Given the uncertainty these macro level risks present, we believe that individual stock selection remains critical to results going forward and so we maintain our bottom-up strategy. We believe that sector allocation that is broadly balanced and stock selection that seeks to capture the undervalued nature of the market from a fundamental perspective is the path to adding value for our shareholders in the months ahead.

Steve Schroll Portfolio Manager	Laton Spahr, CFA® Portfolio Manager	Paul Stocking Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	9

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Mid Cap Value Opportunity Fund Class A shares (from 2/14/02 to 9/30/11) as compared to the performance of the Russell Midcap Value Index. In comparing the Fund’s Class A shares to the index, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectuses.

COMPARATIVE RESULTS
Results at September 30, 2011
	1 year	3 years	5 years	Since inception 2/14/02
Columbia Mid Cap Value Opportunity Fund (includes sales charge)
Class A Cumulative value of $10,000	$8,798	$9,545	$8,716	$16,842
Average annual total return	-12.02%	-1.54%	-2.71%	+5.57%
Russell Midcap Value Index(1)
Cumulative value of $10,000	$9,764	$10,604	$9,589	$18,256
Average annual total return	-2.36%	+1.98%	-0.84%	+6.45%

Results for other classes can be found on page 3.

10	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

(1)

The Russell Midcap Value Index, an unmanaged index, measures the performance of the midcap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index reflects reinvestment of all distributions and changes in market prices.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	11

Fund Expense Example

(Unaudited)

Understanding your expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” information with details on using the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would have been higher.

12	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

April 1, 2011 — September 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	763.90	1,018.45	5.84	6.68	1.32
Class B	1,000.00	1,000.00	761.70	1,014.79	9.05	10.35	2.05
Class C	1,000.00	1,000.00	761.70	1,014.64	9.19	10.50	2.08
Class I	1,000.00	1,000.00	766.40	1,020.91	3.68	4.20	0.83
Class R	1,000.00	1,000.00	764.40	1,017.15	6.99	7.99	1.58
Class R3	1,000.00	1,000.00	764.00	1,018.10	6.15	7.03	1.39
Class R4	1,000.00	1,000.00	765.10	1,019.30	5.09	5.82	1.15
Class R5	1,000.00	1,000.00	765.60	1,020.61	3.94	4.51	0.89
Class W	1,000.00	1,000.00	764.40	1,018.45	5.84	6.68	1.32
Class Z	1,000.00	1,000.00	765.20	1,019.70	4.73	5.42	1.07

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had the Investment Manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until November 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 1.43% for Class R, 1.18% for Class W and 0.93% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change will be effective December 1, 2011. If this change had been in place for the entire six month period ended September 30, 2011, the actual expenses paid would have been $5.53 for Class A, $8.79 for Class B, $8.83 for Class C, $6.63 for Class R, $5.53 for Class W and $4.43 for Class Z; the hypothetical expenses paid would have been $6.33 for Class A, $10.05 for Class B, $10.10 for Class C, $7.59 for Class R, $6.33 for Class W and $5.06 for Class Z.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	13

Portfolio of Investments

Columbia Mid Cap Value Opportunity Fund

September 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 95.2%

CONSUMER DISCRETIONARY 12.7%
Auto Components 1.3%
TRW Automotive Holdings Corp.(a)	297,862	$9,749,023
Visteon Corp.(a)	260,521	11,202,403

Total		20,951,426
Automobiles 0.7%
Ford Motor Co.(a)(b)	1,203,829	11,641,026
Diversified Consumer Services 1.6%
Apollo Group, Inc., Class A(a)	160,944	6,374,992
Capella Education Co.(a)	141,642	4,019,800
Career Education Corp.(a)(b)	317,845	4,147,877
Corinthian Colleges, Inc.(a)(b)	1,085,934	1,694,057
DeVry, Inc.	131,091	4,845,124
ITT Educational Services, Inc.(a)(b)	90,750	5,225,385

Total		26,307,235
Hotels, Restaurants & Leisure 1.5%
Penn National Gaming, Inc.(a)	479,440	15,960,557
Royal Caribbean Cruises Ltd.(b)(c)	364,473	7,887,196

Total		23,847,753
Household Durables 0.4%
D.R. Horton, Inc.(b)	353,185	3,192,793
Lennar Corp., Class A(b)	265,904	3,600,340

Total		6,793,133
Leisure Equipment & Products 1.5%
Hasbro, Inc.(b)	733,318	23,913,500
Media 3.3%
DISH Network Corp., Class A(a)	559,122	14,011,597
Liberty Media Corp. — Starz, Class A(a)	131,545	8,361,000
National CineMedia, Inc.	933,809	13,549,569
Regal Entertainment Group, Class A(b)	887,176	10,415,446
Valassis Communications, Inc.(a)(b)	370,171	6,937,005

Total		53,274,617
Multiline Retail 1.7%
Macy’s, Inc.	930,655	24,494,840
Nordstrom, Inc.(b)	82,686	3,777,096

Total		28,271,936

Issuer	Shares	Value
Common Stocks (continued)

CONSUMER DISCRETIONARY (cont.)
Specialty Retail 0.7%
Abercrombie & Fitch Co., Class A(b)	134,398	$8,273,541
Aeropostale, Inc.(a)(b)	356,003	3,848,392

Total		12,121,933
TOTAL CONSUMER DISCRETIONARY		207,122,559

CONSUMER STAPLES 6.4%
Food Products 2.6%
Dean Foods Co.(a)	688,732	6,109,053
Ralcorp Holdings, Inc.(a)	372,504	28,574,782
Sara Lee Corp.	505,051	8,257,584

Total		42,941,419
Tobacco 3.8%
Lorillard, Inc.	562,292	62,245,724

TOTAL CONSUMER STAPLES		105,187,143

ENERGY 9.9%
Energy Equipment & Services 1.9%
C&J Energy Services, Inc.(a)(b)	245,574	4,037,236
McDermott International, Inc.(a)(c)	962,941	10,361,245
Nabors Industries Ltd.(a)(c)	620,841	7,611,511
Noble Corp.(a)(c)	285,899	8,391,136

Total		30,401,128
Oil, Gas & Consumable Fuels 8.0%
Alpha Natural Resources, Inc.(a)	209,242	3,701,491
El Paso Corp.(b)	718,818	12,564,939
Enbridge, Inc.(c)	1,219,316	38,932,760
EQT Corp.	85,600	4,567,616
Newfield Exploration Co.(a)	941,146	37,354,085
QEP Resources, Inc.	678,194	18,358,711
Whiting Petroleum Corp.(a)	442,960	15,539,037

Total		131,018,639
TOTAL ENERGY		161,419,767

FINANCIALS 16.5%
Capital Markets 1.1%
Invesco Ltd.(b)(c)	1,184,986	18,379,133
Commercial Banks 6.8%
CIT Group, Inc.(a)	1,452,031	44,098,181
Comerica, Inc.	532,105	12,222,452

The accompanying Notes to Financial Statements are an integral part of this statement.

14	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Issuer	Shares	Value
Common Stocks (continued)

FINANCIALS (cont.)
Commercial Banks (cont.)
Cullen/Frost Bankers, Inc.(b)	175,556	$8,050,998
Fifth Third Bancorp	1,312,658	13,257,846
Huntington Bancshares, Inc.	1,967,362	9,443,338
KeyCorp	1,579,060	9,363,826
SunTrust Banks, Inc.	477,564	8,572,274
TCF Financial Corp.(b)	653,853	5,989,293

Total		110,998,208
Diversified Financial Services 0.3%
Pico Holdings, Inc.(a)(b)	232,094	4,760,248
Insurance 6.4%
Assurant, Inc.	399,963	14,318,675
Axis Capital Holdings Ltd.(c)	320,753	8,320,333
Everest Re Group Ltd.(c)	184,170	14,619,415
Lincoln National Corp.(b)	826,189	12,913,334
PartnerRe Ltd.(c)	179,992	9,408,182
Transatlantic Holdings, Inc.	165,741	8,041,753
XL Group PLC(c)	1,968,043	36,999,208

Total		104,620,900
Real Estate Investment Trusts (REITs) 1.9%
AvalonBay Communities, Inc.(b)	29,103	3,319,197
Boston Properties, Inc.(b)	36,384	3,241,814
Equity Residential	128,936	6,687,910
ProLogis, Inc.(b)	167,529	4,062,575
Rayonier, Inc.	276,129	10,158,786
Ventas, Inc.(b)	68,919	3,404,599

Total		30,874,881
TOTAL FINANCIALS		269,633,370

HEALTH CARE 11.4%
Health Care Equipment & Supplies 0.9%
Teleflex, Inc.	252,685	13,586,872
Health Care Providers & Services 3.2%
CIGNA Corp.	937,891	39,335,148
Humana, Inc.	179,094	13,025,507

Total		52,360,655
Life Sciences Tools & Services 2.1%
Agilent Technologies, Inc.(a)	1,103,351	34,479,719
Pharmaceuticals 5.2%
Hospira, Inc.(a)	223,481	8,268,797
Mylan, Inc.(a)(b)	2,364,338	40,193,746
Watson Pharmaceuticals, Inc.(a)	532,506	36,343,535

Total		84,806,078
TOTAL HEALTH CARE		185,233,324

Issuer	Shares	Value
Common Stocks (continued)

INDUSTRIALS 14.6%
Airlines 1.1%
Delta Air Lines, Inc.(a)	805,912	$6,044,340
U.S. Airways Group, Inc.(a)(b)	344,643	1,895,537
United Continental Holdings, Inc.(a)(b)	498,380	9,658,604

Total		17,598,481
Building Products 0.8%
AO Smith Corp.	406,722	13,027,306
Commercial Services & Supplies 0.2%
Ritchie Bros Auctioneers, Inc.(b)(c)	162,404	3,278,937
Construction & Engineering 1.9%
Chicago Bridge & Iron Co. NV(c)	421,770	12,075,275
Foster Wheeler AG(a)(c)	324,198	5,767,482
Jacobs Engineering Group, Inc.(a)(b)	211,238	6,820,875
KBR, Inc.	284,927	6,732,825

Total		31,396,457
Electrical Equipment 3.4%
Cooper Industries PLC(c)	966,851	44,591,168
Rockwell Automation, Inc.(b)	196,105	10,981,880

Total		55,573,048
Machinery 4.0%
AGCO Corp.(a)	366,806	12,680,484
Eaton Corp.	578,518	20,537,389
Navistar International Corp.(a)	508,225	16,324,187
Parker Hannifin Corp.	171,272	10,812,401
Terex Corp.(a)(b)	359,265	3,686,059

Total		64,040,520
Road & Rail 3.2%
Con-way, Inc.(b)	330,763	7,319,785
JB Hunt Transport Services, Inc.	325,837	11,769,232
Kansas City Southern(a)	439,978	21,981,301
Swift Transportation Co.(a)	354,923	2,285,704
Werner Enterprises, Inc.(b)	443,077	9,229,294

Total		52,585,316
TOTAL INDUSTRIALS		237,500,065

INFORMATION TECHNOLOGY 6.7%
Computers & Peripherals 0.8%
Western Digital Corp.(a)	531,601	13,672,778
Electronic Equipment, Instruments & Components 0.9%
Avnet, Inc.(a)	525,114	13,694,973

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	15

Portfolio of Investments (continued)

Issuer	Shares	Value
Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)
Semiconductors & Semiconductor Equipment 3.1%
Freescale Semiconductor Holdings I Ltd.(a)(c)	614,065	$6,773,137
LSI Corp.(a)(b)	5,684,084	29,443,555
Microchip Technology, Inc.(b)	464,988	14,465,777

Total		50,682,469
Software 1.9%
BMC Software, Inc.(a)	167,972	6,477,000
Check Point Software Technologies Ltd.(a)(b)(c)	474,268	25,022,380

Total		31,499,380
TOTAL INFORMATION TECHNOLOGY		109,549,600

MATERIALS 6.6%
Chemicals 4.8%
Agrium, Inc.(c)	108,369	7,223,878
Eastman Chemical Co.	455,061	31,185,330
Huntsman Corp.	911,119	8,810,521
PPG Industries, Inc.(b)	434,561	30,706,080

Total		77,925,809
Containers & Packaging 0.3%
Rock-Tenn Co., Class A	91,266	4,442,829
Metals & Mining 0.9%
Freeport-McMoRan Copper & Gold, Inc.	71,035	2,163,016
Kobe Steel Ltd., ADR (c)	534,126	4,588,142
Nucor Corp.	235,753	7,459,225

Total		14,210,383
Paper & Forest Products 0.6%
Domtar Corp.(b)	159,946	10,903,519
TOTAL MATERIALS		107,482,540

TELECOMMUNICATION SERVICES 2.7%
Diversified Telecommunication Services 2.7%
CenturyLink, Inc.	681,420	22,568,630
Windstream Corp.(b)	1,801,145	21,001,351

Total		43,569,981
TOTAL TELECOMMUNICATION SERVICES		43,569,981

UTILITIES 7.7%
Electric Utilities 2.9%
Entergy Corp.	159,355	10,563,643
FirstEnergy Corp.	205,859	9,245,127
Pepco Holdings, Inc.(b)	909,799	17,213,397

Issuer	Shares	Value
Common Stocks (continued)

UTILITIES (cont.)
Electric Utilities (cont.)
Pinnacle West Capital Corp.	255,487	$10,970,612

Total		47,992,779
Gas Utilities 0.3%
Questar Corp.(b)	260,240	4,608,850
Multi-Utilities 4.5%
CenterPoint Energy, Inc.	1,015,443	19,922,992
DTE Energy Co.	404,575	19,832,265
Sempra Energy	278,793	14,357,840
Wisconsin Energy Corp.(b)	625,883	19,583,879

Total		73,696,976
TOTAL UTILITIES		126,298,605
Total Common Stocks (Cost: $1,612,270,532)		$1,552,996,954

Limited Partnerships 0.3%
FINANCIALS 0.3%
Capital Markets 0.3%
Lazard Ltd., Class A(c)(d)	213,256	$4,499,702

TOTAL FINANCIALS		4,499,702
Total Limited Partnerships (Cost: $7,781,979)		$4,499,702

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds 0.1%
Building Materials 0.1%
Cemex SAB de CV Subordinated Notes(c)(e)
03/15/18	3.750%	$3,746,000	$1,852,022

Total Convertible Bonds (Cost: $3,746,000)			$1,852,022

Issuer	Shares	Value
Money Market Fund 3.9%
Columbia Short-Term Cash Fund, 0.125%(f)(g)	63,013,802	$63,013,802
Total Money Market Fund (Cost: $63,013,802)		$63,013,802

The accompanying Notes to Financial Statements are an integral part of this statement.

16	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 15.4%

Asset-Backed Commercial Paper 2.2%
Atlantis One
12/21/11	0.350%	$5,994,692	$5,994,692
Cancara Asset Securitisation LLC
10/03/11	0.250%	9,997,778	9,997,778
Gemini Securitization Corporation (FKA Twin Towers)
10/06/11	0.300%	1,999,517	1,999,517
Regency Markets No. 1 LLC
10/18/11	0.250%	4,998,889	4,998,889
Royal Park Investments Funding Corp.
10/28/11	0.730%	6,995,883	6,995,883
Scaldis Capital LLC
10/04/11	0.550%	4,999,694	4,999,694

Total			34,986,453
Certificates of Deposit 12.3%
ABM AMRO Bank N.V.
10/12/11	0.310%	3,998,967	3,998,967
Bank of America, National Association
10/03/11	0.350%	20,000,000	20,000,000
Bank of Montreal
11/14/11	0.250%	10,000,000	10,000,000
Bank of Nova Scotia
11/28/11	0.300%	7,000,000	7,000,000
Banque et Caisse d’Epargne de l’Etat
12/06/11	0.380%	3,996,163	3,996,163
Branch Banking & Trust Corporation
01/09/12	0.350%	15,000,000	15,000,000
Commerzbank AG
10/05/11	0.180%	5,000,000	5,000,000
Credit Industrial et Commercial
11/21/11	0.410%	5,000,000	5,000,000
Credit Suisse
10/25/11	0.285%	10,000,000	10,000,000
DnB NOR ASA
11/23/11	0.300%	5,000,000	5,000,000
03/01/12	0.450%	5,000,000	5,000,000
Lloyds Bank PLC
10/14/11	0.346%	11,000,000	11,000,000
National Australia Bank
11/18/11	0.255%	9,999,829	9,999,829
National Bank of Canada
10/07/11	0.272%	15,000,000	15,000,000
11/18/11	0.270%	4,000,000	4,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)

Certificates of Deposit (cont.)
Natixis
10/07/11	0.496%	$7,000,000	$7,000,000
Nordea Bank AB
12/09/11	0.310%	10,000,000	10,000,000
Rabobank
01/20/12	0.272%	7,000,000	7,000,000
Royal Bank of Canada
10/14/11	0.210%	5,001,644	5,001,644
Skandinaviska Enskilda Banken
10/11/11	0.250%	10,000,000	10,000,000
Standard Chartered Bank PLC
01/03/12	0.460%	12,000,188	12,000,188
Svenska Handelsbanken
11/23/11	0.300%	5,000,063	5,000,063
03/01/12	0.460%	5,000,000	5,000,000
Union Bank of Switzerland
11/14/11	0.261%	10,000,000	10,000,000

Total			200,996,854
Commercial Paper 0.3%
Macquarie Bank Ltd.
11/10/11	0.461%	4,988,308	4,988,308
Other Short-Term Obligations 0.3%
The Goldman Sachs Group, Inc.
12/14/11	0.420%	5,000,000	5,000,000
Repurchase Agreements 0.3%
RBS Securities, Inc. dated 09/30/11, matures 10/03/11, repurchase price $5,358,205(h)
	0.150%	5,358,138	5,358,138
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $251,329,753)			$251,329,753
Total Investments
(Cost: $1,938,142,066)			$1,873,692,233
Other Assets & Liabilities, Net			(242,377,931)
Net Assets			$1,631,314,302

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	17

Portfolio of Investments (continued)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At September 30, 2011, security was partially or fully on loan.

(c)	Represents a foreign security. At September 30, 2011, the value of foreign securities, excluding short-term securities, amounted to $276,582,242 or 16.95% of net assets.

(d)	At September 30, 2011, there was no capital committed to the LLC or LP for future investment.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the value of these securities amounted to $1,852,022 or 0.11% of net assets.

(f)	Investments in affiliates during the year ended September 30, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$33,981,817	$678,807,682	$(649,775,697)	$—	$63,013,802	$105,694	$63,013,802

(g)	The rate shown is the seven-day current annualized yield at September 30, 2011.

(h)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

RBS Securities, Inc. (0.150%)

Security Description	Value
Freddie Mac Gold Pool	$5,465,324
Total Market Value of Collateral Securities	$5,465,324

Abbreviation Legend
ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

18	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	•Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	19

Portfolio of Investments (continued)

Fair Value Measurements (continued)

prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

	Fair Value at September 30, 2011
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$207,122,559	$—	$—	$207,122,559
Consumer Staples	105,187,143	—	—	105,187,143
Energy	161,419,767	—	—	161,419,767
Financials	269,633,370	—	—	269,633,370
Health Care	185,233,324	—	—	185,233,324
Industrials	237,500,065	—	—	237,500,065
Information Technology	109,549,600	—	—	109,549,600
Materials	102,894,398	4,588,142	—	107,482,540
Telecommunication Services	43,569,981	—	—	43,569,981
Utilities	126,298,605	—	—	126,298,605
Total Equity Securities	1,548,408,812	4,588,142	—	1,552,996,954
Bonds
Convertible Bonds	1,852,022	—	—	1,852,022
Total Bonds	1,852,022	—	—	1,852,022
Other
Limited Partnerships	4,499,702	—	—	4,499,702
Affiliated Money Market Fund(c)	63,013,802	—	—	63,013,802
Investments of Cash Collateral Received for Securities on Loan	—	251,329,753	—	251,329,753
Total Other	67,513,504	251,329,753	—	318,843,257
Total	$1,617,774,338	$255,917,895	$—	$1,873,692,233

The accompanying Notes to Financial Statements are an integral part of this statement.

20	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at September 30, 2011.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	21

Statement of Assets and Liabilities

September 30, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,623,798,511)	$1,559,348,678
Affiliated issuers (identified cost $63,013,802)	63,013,802
Investment of cash collateral received for securities on loan Short-term securities (identified cost $245,971,615)	245,971,615
Repurchase agreements (identified cost $5,358,138)	5,358,138
Total investments (identified cost $1,938,142,066)	1,873,692,233
Receivable for:
Capital shares sold	1,312,698
Investments sold	21,100,521
Dividends	2,158,553
Interest	72,864
Reclaims	1,590
Expense reimbursement due from Investment Manager	53,428
Total assets	1,898,391,887
Liabilities
Due upon return of securities on loan	251,329,753
Payable for:
Investments purchased	11,864,011
Capital shares purchased	2,921,279
Investment management fees	32,488
Distribution fees	9,193
Transfer agent fees	481,974
Administration fees	2,511
Plan administration fees	144,632
Other expenses	291,744
Total liabilities	267,077,585
Net assets applicable to outstanding capital stock	$1,631,314,302

The accompanying Notes to Financial Statements are an integral part of this statement.

22	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

September 30, 2011

Represented by
Paid-in capital	$2,166,631,955
Excess of distributions over net investment income	(2,181,701)
Accumulated net realized loss	(468,686,119)
Unrealized appreciation (depreciation) on:
Investments	(64,449,833)
Total — representing net assets applicable to outstanding capital stock	$1,631,314,302
*Value of securities on loan	$241,022,227
Net assets applicable to outstanding shares
Class A	$882,934,050
Class B	$49,737,376
Class C	$34,731,447
Class I	$100,645,416
Class R	$14,799,208
Class R3	$50,328,716
Class R4	$251,199,756
Class R5	$119,293,128
Class W	$3,286
Class Z	$127,641,919
Shares outstanding
Class A	137,043,963
Class B	8,058,518
Class C	5,631,316
Class I	15,343,268
Class R	2,317,100
Class R3	7,846,762
Class R4	38,754,185
Class R5	18,346,570
Class W	506
Class Z	19,483,448
Net asset value per share
Class A(a)	$6.44
Class B	$6.17
Class C	$6.17
Class I	$6.56
Class R	$6.39
Class R3	$6.41
Class R4	$6.48
Class R5	$6.50
Class W	$6.49
Class Z	$6.55

(a)	The maximum offering price per share for Class A is $6.83. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	23

Statement of Operations

Year ended September 30, 2011

Net investment income
Income:
Dividends	$32,665,623
Interest	115,362
Dividends from affiliates	105,694
Income from securities lending — net	1,064,028
Foreign taxes withheld	(243,359)
Total income	33,707,348
Expenses:
Investment management fees	16,135,473
Distribution fees
Class A	3,114,202
Class B	890,448
Class C	468,277
Class R	93,316
Class R3	177,082
Class W	10
Transfer agent fees
Class A	2,884,903
Class B	203,432
Class C	108,737
Class R	42,991
Class R3	34,986
Class R4	199,296
Class R5	75,735
Class W	9
Class Z	157,903
Administration fees	1,178,639
Plan administration fees
Class R3	177,082
Class R4	973,371
Compensation of board members	82,332
Custodian fees	72,901
Printing and postage fees	233,628
Registration fees	183,373
Professional fees	45,060
Other	102,458
Total expenses	27,635,644
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(59,288)
Expense reductions	(100)
Total net expenses	27,576,256
Net investment income	6,131,092

The accompanying Notes to Financial Statements are an integral part of this statement.

24	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Year ended September 30, 2011

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$202,849,055
Foreign currency transactions	26,543
Net realized gain	202,875,598
Net change in unrealized appreciation (depreciation) on:
Investments	(274,429,830)
Net change in unrealized depreciation	(274,429,830)
Net realized and unrealized loss	(71,554,232)
Net decrease in net assets from operations	$(65,423,140)

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended September 30,	2011	2010(a)
Operations
Net investment income	$6,131,092	$13,954,116
Net realized gain	202,875,598	12,391,684
Net change in unrealized appreciation (depreciation)	(274,429,830)	243,438,537
Net increase (decrease) in net assets resulting from operations	(65,423,140)	269,784,337
Distributions to shareholders from:
Net investment income
Class A	(7,355,924)	(16,978,323)
Class B	—	(546,735)
Class C	—	(305,343)
Class I	(1,338,622)	(791,553)
Class R	(61,366)	(180,823)
Class R3	(425,673)	(720,607)
Class R4	(3,285,086)	(5,317,307)
Class R5	(1,525,902)	(2,395,401)
Class W	(25)	(44)
Class Z	(8,179)	—
Total distributions to shareholders	(14,000,777)	(27,236,136)
Decrease in net assets from share transactions	(482,979,896)	(123,818,934)
Total increase (decrease) in net assets	(562,403,813)	118,729,267
Net assets at beginning of year	2,193,718,115	2,074,988,848
Net assets at end of year	$1,631,314,302	$2,193,718,115
Undistributed (excess of distributions over) net investment income	$(2,181,701)	$7,239,196

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Year ended September 30,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	9,024,888	70,822,272	17,270,554	113,226,588
Fund merger	—	—	28,452,411	196,881,224
Conversions from Class B	3,091,780	25,383,248	4,414,615	28,650,080
Distributions reinvested	863,049	6,705,889	2,593,192	16,622,359
Redemptions	(66,764,741)	(521,234,776)	(81,747,952)	(533,995,945)
Net decrease	(53,785,024)	(418,323,367)	(29,017,180)	(178,615,694)
Class B shares
Subscriptions	180,999	1,366,079	746,349	4,711,558
Fund merger	—	—	4,967,877	33,139,932
Distributions reinvested	—	—	85,812	531,175
Conversions to Class A	(3,221,254)	(25,383,248)	(4,591,488)	(28,650,080)
Redemptions	(2,759,246)	(20,713,849)	(5,019,070)	(31,606,765)
Net decrease	(5,799,501)	(44,731,018)	(3,810,520)	(21,874,180)
Class C shares
Subscriptions	465,281	3,533,090	856,839	5,444,679
Fund merger	—	—	632,637	4,214,969
Distributions reinvested	—	—	38,463	237,703
Redemptions	(1,638,958)	(12,238,889)	(1,824,283)	(11,466,082)
Net decrease	(1,173,677)	(8,705,799)	(296,344)	(1,568,731)
Class I shares
Subscriptions	1,813,952	14,260,062	595,793	3,991,163
Fund merger	—	—	9,654,421	67,824,923
Distributions reinvested	169,863	1,338,524	121,764	791,468
Redemptions	(3,285,678)	(26,244,805)	(796,439)	(5,302,334)
Net increase (decrease)	(1,301,863)	(10,646,219)	9,575,539	67,305,220
Class R shares
Subscriptions	570,595	4,468,243	620,514	4,023,183
Distributions reinvested	7,843	60,547	28,278	180,133
Redemptions	(662,527)	(5,125,325)	(839,982)	(5,474,647)
Net decrease	(84,089)	(596,535)	(191,190)	(1,271,331)
Class R3 shares
Subscriptions	2,990,698	23,375,349	5,390,913	35,102,760
Distributions reinvested	54,997	425,673	112,771	720,607
Redemptions	(5,015,001)	(39,393,332)	(3,283,008)	(21,413,184)
Net increase (decrease)	(1,969,306)	(15,592,310)	2,220,676	14,410,183

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	27

Statement of Changes in Net Assets (continued)

Year ended September 30,	2011		2010(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class R4 shares
Subscriptions	10,209,670	80,500,957	14,230,828	94,160,471
Fund merger	—	—	12,529	87,188
Distributions reinvested	420,606	3,284,933	825,651	5,317,192
Redemptions	(27,587,751)	(226,389,245)	(13,890,578)	(91,611,542)
Net increase (decrease)	(16,957,475)	(142,603,355)	1,178,430	7,953,309
Class R5 shares
Subscriptions	5,740,741	45,659,093	6,085,385	40,121,831
Distributions reinvested	175,246	1,370,424	325,330	2,098,379
Redemptions	(7,516,400)	(58,577,262)	(7,930,397)	(52,380,420)
Net decrease	(1,600,413)	(11,547,745)	(1,519,682)	(10,160,210)
Class Z shares
Subscriptions	21,991,103	189,023,832	357	2,500
Distributions reinvested	936	7,375	—	—
Redemptions	(2,508,948)	(19,264,755)	—	—
Net increase	19,483,091	169,766,452	357	2,500
Total net decrease	(63,188,257)	(482,979,896)	(21,859,914)	(123,818,934)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$6.94	$6.15	$7.14	$10.15	$9.12
Income from investment operations:
Net investment income	0.02	0.04	0.07	0.07	0.06
Net realized and unrealized gain (loss)	(0.48)	0.83	(0.59)	(2.56)	1.89
Total from investment operations	(0.46)	0.87	(0.52)	(2.49)	1.95
Less distributions to shareholders from:
Net investment income	(0.04)	(0.08)	(0.02)	(0.05)	(0.05)
Net realized gains	—	—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	(0.04)	(0.08)	(0.47)	(0.52)	(0.92)
Net asset value, end of period	$6.44	$6.94	$6.15	$7.14	$10.15
Total return	(6.69% )	14.28%	(4.97% )	(25.62% )	22.74%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.30%	1.20%	1.19%	1.28%	1.23%
Net expenses after fees waived or expenses reimbursed(b)	1.29% (c)	1.20%	1.19%	1.28%	1.23%
Net investment income	0.22% (c)	0.62%	1.39%	0.74%	0.58%
Supplemental data
Net assets, end of period (in thousands)	$882,934	$1,324,861	$1,351,336	$1,745,361	$2,025,926
Portfolio turnover	46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, before giving effect to any performance incentive adjustment.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	29

Financial Highlights (continued)

	Year ended Sept. 30,
	2011		2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$6.67		$5.90	$6.90	$9.84	$8.89
Income from investment operations:
Net investment income (loss)	(0.04)		(0.01)	0.03	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(0.46)		0.81	(0.58)	(2.46)	1.84
Total from investment operations	(0.50)		0.80	(0.55)	(2.47)	1.82
Less distributions to shareholders from:
Net investment income	—		(0.03)	—	—	—
Net realized gains	—		—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	—		(0.03)	(0.45)	(0.47)	(0.87)
Net asset value, end of period	$6.17		$6.67	$5.90	$6.90	$9.84
Total return	(7.50%	)	13.65%	(5.88% )	(26.13% )	21.73%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.04%		1.97%	1.96%	2.04%	1.99%
Net expenses after fees waived or expenses reimbursed(b)	2.03%	(c)	1.97%	1.96%	2.04%	1.99%
Net investment income (loss)	(0.54%	)(c)	(0.18% )	0.62%	(0.07% )	(0.17% )
Supplemental data
Net assets, end of period (in thousands)	$49,737		$92,370	$104,322	$164,380	$306,040
Portfolio turnover	46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, before giving effect to any performance incentive adjustment.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011		2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$6.66		$5.91	$6.90	$9.84	$8.89
Income from investment operations:
Net investment income (loss)	(0.04)		(0.01)	0.03	0.00 (a)	(0.02)
Net realized and unrealized gain (loss)	(0.45)		0.80	(0.57)	(2.46)	1.84
Total from investment operations	(0.49)		0.79	(0.54)	(2.46)	1.82
Less distributions to shareholders from:
Net investment income	—		(0.04)	—	(0.01)	—
Net realized gains	—		—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	—		(0.04)	(0.45)	(0.48)	(0.87)
Net asset value, end of period	$6.17		$6.66	$5.91	$6.90	$9.84
Total return	(7.36%	)	13.49%	(5.74% )	(26.11% )	21.72%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.05%		1.96%	1.95%	2.03%	1.98%
Net expenses after fees waived or expenses reimbursed(c)	2.04%	(d)	1.96%	1.95%	2.03%	1.98%
Net investment income (loss)	(0.52%	)(d)	(0.13% )	0.62%	0.03%	(0.18% )
Supplemental data
Net assets, end of period (in thousands)	$34,731		$45,317	$41,952	$54,137	$41,928
Portfolio turnover	46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, before giving effect to any performance incentive adjustment.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	31

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$7.07	$6.25	$7.26	$10.30	$9.24
Income from investment operations:
Net investment income	0.06	0.07	0.09	0.10	0.09
Net realized and unrealized gain (loss)	(0.49)	0.86	(0.60)	(2.58)	1.92
Total from investment operations	(0.43)	0.93	(0.51)	(2.48)	2.01
Less distributions to shareholders from:
Net investment income	(0.08)	(0.11)	(0.05)	(0.09)	(0.08)
Net realized gains	—	—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	(0.08)	(0.11)	(0.50)	(0.56)	(0.95)
Net asset value, end of period	$6.56	$7.07	$6.25	$7.26	$10.30
Total return	(6.28% )	15.06%	(4.60% )	(25.25% )	23.18%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	0.82%	0.73%	0.67%	0.85%	0.80%
Net expenses after fees waived or expenses reimbursed(b)	0.82%	0.73%	0.67%	0.85%	0.80%
Net investment income	0.72%	1.05%	1.83%	1.13%	0.91%
Supplemental data
Net assets, end of period (in thousands)	$100,645	$117,621	$44,214	$15,526	$29,272
Portfolio turnover	46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011		2010	2009	2008	2007(a)
Class R
Per share data
Net asset value, beginning of period	$6.88		$6.11	$7.12	$10.18	$9.96
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	0.02	0.05	0.05	0.01
Net realized and unrealized gain (loss)	(0.46)		0.82	(0.58)	(2.56)	1.16
Total from investment operations	(0.46)		0.84	(0.53)	(2.51)	1.17
Less distributions to shareholders from:
Net investment income	(0.03)		(0.07)	(0.03)	(0.08)	(0.08)
Net realized gains	—		—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	(0.03)		(0.07)	(0.48)	(0.55)	(0.95)
Net asset value, end of period	$6.39		$6.88	$6.11	$7.12	$10.18
Total return	(6.81%	)	13.85%	(5.25% )	(25.87% )	13.00%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.55%		1.53%	1.47%	1.61%	1.67%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.54%	(f)	1.53%	1.47%	1.61%	1.67%	(d)
Net investment income (loss)	(0.01%	)(f)	0.31%	1.07%	0.60%	0.11%	(d)
Supplemental data
Net assets, end of period (in thousands)	$14,799		$16,531	$15,827	$10,457	$287
Portfolio turnover	46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, before giving effect to any performance incentive adjustment.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	33

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class R3
Per share data
Net asset value, beginning of period	$6.92	$6.14	$7.15	$10.19	$9.96
Income from investment operations:
Net investment income	0.01	0.04	0.06	0.07	0.04
Net realized and unrealized gain (loss)	(0.48)	0.83	(0.59)	(2.56)	1.14
Total from investment operations	(0.47)	0.87	(0.53)	(2.49)	1.18
Less distributions to shareholders from:
Net investment income	(0.04)	(0.09)	(0.03)	(0.08)	(0.08)
Net realized gains	—	—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	(0.04)	(0.09)	(0.48)	(0.55)	(0.95)
Net asset value, end of period	$6.41	$6.92	$6.14	$7.15	$10.19
Total return	(6.84% )	14.22%	(5.07% )	(25.60% )	13.12%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.37%	1.29%	1.22%	1.36%	1.49%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.37%	1.29%	1.22%	1.36%	1.49%	(c)
Net investment income	0.16%	0.55%	1.30%	0.85%	0.57%	(c)
Supplemental data
Net assets, end of period (in thousands)	$50,329	$67,911	$46,599	$30,952	$1,378
Portfolio turnover	46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010	2009	2008	2007
Class R4
Per share data
Net asset value, beginning of period	$6.99	$6.19	$7.20	$10.22	$9.19
Income from investment operations:
Net investment income	0.03	0.05	0.08	0.08	0.07
Net realized and unrealized gain (loss)	(0.48)	0.85	(0.60)	(2.56)	1.90
Total from investment operations	(0.45)	0.90	(0.52)	(2.48)	1.97
Less distributions to shareholders from:
Net investment income	(0.06)	(0.10)	(0.04)	(0.07)	(0.07)
Net realized gains	—	—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	(0.06)	(0.10)	(0.49)	(0.54)	(0.94)
Net asset value, end of period	$6.48	$6.99	$6.19	$7.20	$10.22
Total return	(6.59% )	14.61%	(4.91% )	(25.41% )	22.81%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.12%	1.03%	0.97%	1.13%	1.10%
Net expenses after fees waived or expenses reimbursed(b)	1.12%	1.03%	0.97%	1.13%	1.10%
Net investment income	0.38%	0.80%	1.55%	0.96%	0.68%
Supplemental data
Net assets, end of period (in thousands)	$251,200	$389,349	$337,593	$270,774	$157,136
Portfolio turnover	46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	35

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class R5
Per share data
Net asset value, beginning of period	$7.01	$6.20	$7.21	$10.23	$9.96
Income from investment operations:
Net investment income	0.05	0.07	0.09	0.12	0.08
Net realized and unrealized gain (loss)	(0.48)	0.85	(0.60)	(2.58)	1.14
Total from investment operations	(0.43)	0.92	(0.51)	(2.46)	1.22
Less distributions to shareholders from:
Net investment income	(0.08)	(0.11)	(0.05)	(0.09)	(0.08)
Net realized gains	—	—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	(0.08)	(0.11)	(0.50)	(0.56)	(0.95)
Net asset value, end of period	$6.50	$7.01	$6.20	$7.21	$10.23
Total return	(6.38% )	14.97%	(4.65% )	(25.23% )	13.57%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.87%	0.79%	0.72%	0.84%	0.84%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.87%	0.79%	0.72%	0.84%	0.84%	(c)
Net investment income	0.67%	1.05%	1.82%	1.46%	1.03%	(c)
Supplemental data
Net assets, end of period (in thousands)	$119,293	$139,751	$133,143	$65,029	$12
Portfolio turnover	46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

	Year ended Sept. 30,
	2011	2010	2009	2008	2007(a)
Class W
Per share data
Net asset value, beginning of period	$7.00	$6.20	$7.19	$10.20	$9.88
Income from investment operations:
Net investment income	0.02	0.04	0.07	0.07	0.05
Net realized and unrealized gain (loss)	(0.48)	0.85	(0.59)	(2.56)	1.22
Total from investment operations	(0.46)	0.89	(0.52)	(2.49)	1.27
Less distributions to shareholders from:
Net investment income	(0.05)	(0.09)	(0.02)	(0.05)	(0.08)
Net realized gains	—	—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	(0.05)	(0.09)	(0.47)	(0.52)	(0.95)
Net asset value, end of period	$6.49	$7.00	$6.20	$7.19	$10.20
Total return	(6.69% )	14.43%	(4.96% )	(25.53% )	14.14%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.28%	1.17%	1.07%	1.27%	1.23%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.28%	1.17%	1.07%	1.27%	1.23%	(c)
Net investment income	0.26%	0.67%	1.48%	0.73%	0.66%	(c)
Supplemental data
Net assets, end of period (in thousands)	$3	$4	$3	$4	$5
Portfolio turnover	46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from December 1, 2006 (commencement of operations) to September 30, 2007.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	37

Financial Highlights (continued)

	Year ended Sept. 30,
	2011	2010(a)
Class Z
Per share data
Net asset value, beginning of period	$7.07	$7.00
Income from investment operations:
Net investment income	0.06	0.00	(b)
Net realized and unrealized gain (loss)	(0.50)	0.07
Total from investment operations	(0.44)	0.07
Less distributions to shareholders from:
Net investment income	(0.08)	—
Total distributions to shareholders	(0.08)	—
Net asset value, end of period	$6.55	$7.07
Total return	(6.42% )	1.00%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.07%	1.01%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.06% (f)	1.01%	(d)
Net investment income	0.80% (f)	4.49%	(d)
Supplemental data
Net assets, end of period (in thousands)	$127,642	$3
Portfolio turnover	46%	50%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, before giving effect to any performance incentive adjustment.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Notes to Financial Statements

September 30, 2011

Note 1. Organization

Columbia Mid Cap Value Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective March 7, 2011, the Fund, formerly a series of RiverSource Investment Series, Inc., a Minnesota corporation, was reorganized into a newly formed series of the Trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	39

Notes to Financial Statements (continued)

Class R4 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class R5 shares are not subject to sales charges; however, the class was closed to new investors effective December 31, 2010.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary	of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not

40	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	41

Notes to Financial Statements (continued)

trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

42	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.
Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	43

Notes to Financial Statements (continued)

Note 3. Fees	and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. Prior to July 1, 2011, the rates were an annual fee that declined from 0.700% to 0.475% as assets increased. Also, prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Value Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $1,014,685 for the year ended September 30, 2011. The management fee for the year ended September 30, 2011 was 0.73% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the year ended September 30, 2011 was 0.05% of the Fund's average daily net assets. Prior to January 1, 2011, Ameriprise Financial served as the Fund Administrator.

Other Fees

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended September 30, 2011, other expenses paid to this company were $12,218.

Compensation of Board Members

Board member are compensated for their services to the Fund as set forth in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are

44	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended September 30, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class R	0.23
Class R3	0.05
Class R4	0.05
Class R5	0.05
Class W	0.23
Class Z	0.24

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	45

Notes to Financial Statements (continued)

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $100.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,469,000 and $334,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2011, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $583,232 for Class A, $52,332 for Class B and $1,759 for Class C shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through November 30, 2011, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's

46	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

custodian and before giving effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.26%
Class B	2.01
Class C	2.01
Class I	0.84
Class R	1.51
Class R3	1.39
Class R4	1.14
Class R5	0.89
Class W	1.26
Class Z	1.01

Prior to April 1, 2011 the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.26%
Class B	2.01
Class C	2.01
Class I	0.79
Class R	1.51
Class R3	1.34
Class R4	1.09
Class R5	0.84
Class W	1.24
Class Z	1.01

Effective December 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2012, unless sooner terminated at the sole discrection of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	47

Notes to Financial Statements (continued)

credits and/or overdraft charges from the Fund’s custodian will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.18%
Class B	1.93
Class C	1.93
Class I	0.76
Class R	1.43
Class R3	1.31
Class R4	1.06
Class R5	0.81
Class W	1.18
Class Z	0.93

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal	Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended September 30, 2011, these differences are primarily due to differing treatments for re-characterization of real estate investment trust (REIT) distributions and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(1,551,212)
Accumulated net realized loss	1,551,212

48	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended September 30,	2011	2010
Ordinary Income	$14,000,777	$27,236,136
Long-term capital gain	—	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,908,724
Undistributed accumulated long-term gain	—
Accumulated realized loss	(431,248,011)
Unrealized depreciation	(106,978,366)

At September 30, 2011, the cost of investments for federal income tax purposes was $1,980,596,424 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$145,085,033
Unrealized depreciation	$(251,989,224)
Net unrealized depreciation	$(106,904,191)

Columbia Mid Cap Value Opportunity Fund acquired capital loss carry-overs in connection with the RiverSource Partners Select Value Fund. The yearly utilization of the acquired capital losses is limited by the Internal Revenue Code.

The following capital loss carryforward, determined as of September 30, 2011 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$5,423,870
2017	48,185,162
2018	377,638,979
Total	$431,248,011

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However,

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	49

Notes to Financial Statements (continued)

any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended September 30, 2011, $196,080,600 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio	Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $988,373,157 and $1,500,039,532, respectively, for the year ended September 30, 2011.

Note 6. Lending	of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At September 30, 2011, securities valued at $241,022,227 were on loan, secured by U.S. government securities valued at $4,124,020 and by cash collateral of $251,329,753 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also

50	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated	Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder	Concentration

At September 30, 2011, the Investment Manager and/or affiliates owned 100% of the Fund's Class I and Class W shares.

Note 9. Line	of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on October 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 28, 2011 amendment to the credit facility agreement, the collective borrowing amount was increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each participating fund based on its borrowings

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	51

Notes to Financial Statements (continued)

at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility could at no time exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to October 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

The Fund had no borrowings during the year ended September 30, 2011.

Note 10. Fund	Merger

At the close of business on March 26, 2010, Columbia Mid Cap Value Opportunity Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Select Value Fund. The reorganization was completed after shareholders approved the plan on March 10, 2010.

The aggregate net assets of Columbia Mid Cap Value Opportunity Fund immediately before the acquisition were $2,225,388,391 and the combined net assets immediately after the acquisition were $2,527,536,627.

The merger was accomplished by a tax-free exchange of 72,308,630 shares of RiverSource Partners Select Value Fund valued at $302,148,236.

In exchange for RiverSource Partners Select Value Fund shares and net assets, Columbia Mid Cap Value Opportunity Fund issued the following number of shares:

Shares
Class A	28,452,411
Class B	4,967,877
Class C	632,637
Class I	9,654,421
Class R4	12,529

52	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

For financial reporting purposes, net assets received and shares issued by Columbia Mid Cap Value Opportunity Fund were recorded at fair value; however, RiverSource Partners Select Value Fund’s cost of investments was carried forward to align ongoing reporting of Columbia Mid Cap Value Opportunity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of RiverSource Partners Select Value Fund’s net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets	$302,148,236
Capital stock	$364,206,596
Excess of distributions over net investment income	$(679,694)
Accumulated net realized loss	$(94,014,816)
Unrealized appreciation	$32,636,150

The financial statements reflect the operations of Columbia Mid Cap Value Opportunity Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners Select Value Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed. Assuming the merger had been completed on Oct. 1, 2009, Columbia Mid Cap Value Opportunity Fund’s pro-forma net investment income, net gain on investments, and net increase in net assets from operations for the year ended Sept. 30, 2010 would have been $14.1 million, $49.3 million and $339.5 million, respectively.

Note 11. Subsequent	Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information	Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	53

Notes to Financial Statements (continued)

administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have

54	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	55

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Columbia Mid Cap Value Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Value Opportunity Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

56	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Mid Cap Value Opportunity Fund of the Columbia Funds Series Trust II at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

November 22, 2011

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	57

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended September 30, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100%
Dividends Received Deduction for corporations	100%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

58	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC, prior to the Transaction, began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve directors/trustees to sixteen for all funds overseen by the Board.

Independent Board Members

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	59

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

60	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), from September 2003 to May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 66	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing — Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	61

Board Members and Officers (continued)

Independent Board Members (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President — Micco Corporation (real estate development) and Mickel Investment Group	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas
Alison Taunton-Rigby 901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	153	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

Interested Board Member Not Affiliated with Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)
*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

62	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Interested Board Member Affiliated with Investment Manager* (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/ trusteeships (within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010.	153	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	63

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 47	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 42	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 52	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

64	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Vice President — Asset Management, Ameriprise Financial, Inc., since July 2011; Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management
Colin Moore 225 Franklin Street Boston, MA 02110 Age 53	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007
Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 47	Senior Vice President since 4/11 and Chief Compliance Officer since 5/10 for RiverSource Funds and 2007 for Nations Funds	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 55	Vice President since 4/11 and Assistant Treasurer since 1/99 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	65

Board Members and Officers (continued)

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 43	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/1/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

66	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2011 ANNUAL REPORT	67

Columbia Mid Cap Value Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The
Fund is distributed by Columbia Management Investment Distributors, Inc., member
FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6241 N (11/11)

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that independent directors Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services

Fee information below is disclosed for the five series of the registrant whose reports to stockholders are included in this annual filing. The comparative information for fiscal year ended September 30, 2010 includes fees paid by five series that were re-domiciled into the registrant on March 7, 2011.

(a)	Audit Fees. The fees for the years ended September 30 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Funds Series Trust II were as follows:

2011: $112,155                             2010: $112,155

(b)	Audit-Related Fees. The fees for the years ended September 30 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Columbia Funds Series Trust II were as follows:

2011: $10,906                             2010: $7,857

The fees for the years ended September 30 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to an internal controls review were as follows:

2011: $176,000                                         2010: $0

(c)	Tax Fees. The fees for the years ended September 30 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Funds Series Trust II were as follows:

2011: $21,511                                   2010: $15,662

The fees for the years ended September 30 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee related to tax consulting services and a subscription to a tax database were as follows:

2011: $124,620                                 2010: $60,000

(d)	All Other Fees. The fees for the years ended September 30 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Funds Series Trust II were as follows:

2011: $0                                                      2010: $0

The fees for the years ended September 30 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee were as follows:

2011: $0                                                      2010: $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s Audit Committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2011 and 2010 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended September 30 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011: $2,100,015                                  2010: $2,419,480

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Columbia Funds Series Trust II

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton President and Principal Executive Officer

Date	November 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton President and Principal Executive Officer

Date	November 21, 2011

By	/s/ Michael G. Clarke
Michael G. Clarke Treasurer and Principal Financial Officer

Date	November 21, 2011

COLUMBIA FUNDS

Applicable Regulatory Authority	Section 406 of the Sarbanes-Oxley Act of 2002; Item 2 of Form N-CSR
Related Policies	Overview and Implementation of Compliance Program Policy
Requires Annual Board Approval	No but Covered Officers Must provide annual certification
Last Reviewed by AMC	September 2011

Overview and Statement

Item 2 of Form N-CSR, the form used by registered management investment companies to file certified annual and semi-annual shareholder reports, requires a registered management investment company to disclose:

•

Whether it has adopted a code of ethics that applies to the investment company’s principal executive officer and senior financial officers and, if it has not adopted such a code of ethics, why it has not done so; and

•	Any amendments to, or waivers from, the code of ethics relating to such officers.

The Board of each Fund has adopted the following Code of Ethics for Principle Executive and Senior Financial Officers (the “Code”), which sets forth the ethical standards to which the Fund holds its principal executive officer and each of its senior financial officers.

This Code should be read and interpreted in conjunction with the Overview and Implementation of Compliance Program Policy.

Policy The Board of each Fund has adopted the Code in order to comply with applicable regulatory requirements as outlined below:

I.	Covered Officers/Purpose of the Code

This Code applies to the Fund’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer or Controller (the “Covered Officers”) for the purpose of promoting:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the SEC, and in other public communications made by the Fund;

•	Compliance with applicable laws and governmental rules and regulations;

•	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	Accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual or apparent conflicts of interest.

II.	Administration of the Code

The Board has designated an individual to be primarily responsible for the administration of the Code (the “Code Officer”). In the absence of the Code Officer, his or her designee shall serve as the Code Officer, but only on a temporary basis.

The Board has designated a person who meets the definition of a Chief Legal Officer (the “CLO”) for purposes of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder as the Fund’s CLO. The CLO of the Fund shall assist the Fund’s Code Officer in administration of this Code. The Code Officer, in consultation with the CLO, shall be responsible for applying this Code to specific situations (in consultation with Fund counsel, where appropriate) and has the authority to interpret this Code in any particular situation.

III.	Managing Conflicts of Interest

A “conflict of interest” occurs when a Covered Officer’s personal interest interferes with the interests of, or his or her service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of the Covered Officer’s position with the Fund. Certain provisions in the 1940 Act and the rules and regulations thereunder and the Advisers Act and the rules and regulations thereunder govern certain conflicts of interest that arise out of the relationships between Covered Officers and the Fund. If such conflicts are addressed in conformity with applicable provisions of the 1940 Act and the Advisers Act, they will be deemed to have been handled ethically. The Fund’s and its Adviser’s compliance programs and procedures are designed to prevent, or identify and correct, violations of those provisions. This Code does not, and is not intended to, repeat or replace those programs and procedures, and conduct that is consistent with such programs and procedures falls outside of the parameters of this Code.

Although they do not typically present an opportunity for improper personal benefit, conflicts may arise from, or as a result of, the contractual relationships between the Fund and, as applicable, its Adviser, administrator, principal underwriter, pricing and bookkeeping agent and/or transfer agent (each, a “Primary Service Provider”) of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund or for a Primary Service Provider, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Primary Service Providers and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationships between the Fund and the Primary Service Providers and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. If such conflicts are addressed in conformity with applicable provisions of the 1940 Act and the Advisers Act, they will be deemed to have been handled ethically. In addition, it is recognized by the Board of the Fund that the Covered Officers also may be officers or employees of one or more other investment companies or organizations affiliated with the sponsor of the Fund covered by other similar codes and that the codes of ethics of those other investment companies or organizations will apply to the Covered Officers acting in such capacities for such other investment companies.

This Code covers general conflicts of interest and other issues applicable to the Funds under the Sarbanes-Oxley Act of 2002. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interests of the Fund. Certain examples of such conflicts of interest follow.

Each Covered Officer must:

•

Not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer, or a member of his or her family, would knowingly benefit personally to the detriment of the Fund;

•	Not knowingly cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer, or a member of his or her family, rather than the benefit of the Fund;

•

Not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions; and

•	Report at least annually (or more frequently, as appropriate) known affiliations or other relationships that may give rise to conflicts of interest with respect to the Fund.

If a Covered Officer believes that he or she has a potential conflict of interest that is likely to materially compromise his or her objectivity or his or her ability to perform the duties of his or her role as a Covered Officer, including a potential conflict of interest that arises out of his or her responsibilities as an officer or employee of one or more Primary Service Providers or other funds, he or she should consult with the Code Officer, the CLO, the Fund’s outside counsel, or counsel to the Independent Board Members, as appropriate.

Examples of potential conflicts of interest that may materially compromise objectivity or ability to perform the duties of a Covered Officer and which the Covered Officer should consider discussing with the Code Officer or other appropriate person include:

•	Service as a director on the board of a public or private company or service as a public official;

•	The receipt of a non-de minimus gift when the gift is in relation to doing business directly or indirectly with the Fund;

•

The receipt of entertainment from any company with which the Fund has current or prospective business dealings, unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

•	An ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than the Primary Service Providers or any affiliated person thereof; and

•	A direct or indirect material financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

IV.	Disclosure and Compliance

It is the responsibility of each Covered Officer:

•	To familiarize himself or herself with the disclosure requirements generally applicable to the Fund, as well as the business and financial operations of the Fund;

•

To not knowingly misrepresent, and to not knowingly cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s Board, Legal Counsel, Independent Legal Counsel and auditors, and to governmental regulators and self-regulatory organizations;

•

To the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Fund and the Primary Service Providers with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

•	To adhere to and, within his or her area of responsibility, promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

V.	Reporting and Accountability by Covered Officers

Each Covered Officer must:

•

Upon adoption of the Code or becoming a Covered Officer, acknowledge in writing to the Fund’s Board that he or she has received, read and understands the Code, using the form attached as Appendix A hereto;

•

Annually thereafter acknowledge in writing to the Fund’s Board that he or she has received and read the Code and believes that he or she has complied with the requirements of the Code, using the form attached as Appendix B hereto;

•	Not retaliate against any employee or Covered Officer for reports of potential violations that are made in good faith; and

•

Notify the Code Officer promptly if he or she knows of any violation, or of conduct that reasonably could be expected to be or result in a violation, of this Code. Failure to do so is a violation of this Code.

The Fund will follow the policy set forth below in investigating and enforcing this Code:

•	The Code Officer will endeavor to take all appropriate action to investigate any potential violation reported to him or her;

•

If, after such investigation, the Code Officer believes that no violation has occurred, the Code Officer will so notify the person(s) reporting the potential violation, and no further action is required;

•	Any matter that the Code Officer, upon consultation with the CLO, believes is a violation will be reported by the Code Officer or the CLO to the Fund’s Audit Committee;

•	The Fund’s Audit Committee will be responsible for granting waivers, as appropriate; and

•	This Code and any changes to or waivers of the Code will, to the extent required, be disclosed as provided by SEC rules.

VI.	Other Policies

This Code shall be the sole code of ethics adopted by the Fund for the purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered management investment companies thereunder. Insofar as other polices or procedures of the Fund or the Fund’s Primary Service Providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code. The Fund’s and its Adviser’s and principal underwriter’s codes of ethics under Rule 17j-1 under the 1940 Act and the more detailed policies and procedures of the Primary Service Providers as set forth in their respect Compliance Manuals are separate requirements applicable to the Covered Officers and are not part of this Code.

VII.	Disclosure of Amendments to the Code

Any amendments will, to the extent required, be disclosed in accordance with law.

VIII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code or upon advice of counsel, such reports and records shall not be disclosed to anyone other than the Fund’s Board, the Covered Officers, the Code Officer, the CLO, the Fund’s Primary Service Providers and their affiliates, and outside audit firms, legal counsel to the Fund and legal counsel to the Independent Board Members.

IX.	Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

Reporting Requirements

Each Covered Officer must annually acknowledge in writing to the Fund’s Board that he or she has received and read the Code and believes that he or she has complied with the requirements of the Code, using the form attached as Appendix II hereto.

The Code Officer or CLO shall report to the Fund’s Audit Committee any violations of, or material issues arising under, this Code.

If the Audit Committee concurs that a violation has occurred, it will inform and make a recommendation to the Fund’s Board, which will consider appropriate action, which may include review of, and appropriate modifications to: Applicable policies and procedures; Notification to the appropriate personnel of the Fund’s Primary Service Providers or their boards; A recommendation to censure, suspend or dismiss the Covered Officer; or Referral of the matter to the appropriate authorities for civil action or criminal prosecution.

All material amendments to this Code must be in writing and approved or ratified by the Fund’s Board, including a majority of the Independent Board Members.

The Code Officer, in conjunction with the CLO, shall be responsible for administration of this Code and for adopting procedures to ensure compliance with the requirements set forth herein.

Any issues that arise under this policy should be communicated to an employee’s immediate supervisor, and appropriately escalated to AMC. Additionally, AMC will escalate any compliance issues relating to this Code to the Fund CCO and, if warranted, the appropriate Fund Board.

Monitoring/Oversight/Escalation

The Code Officer shall be responsible for oversight of compliance with this Code by the Covered Officers. AMC and Ameriprise Risk & Control Services may perform periodic reviews and assessments of various lines of business, including their compliance with this Code.

Recordkeeping

All records must be maintained for at least seven years, the first three in the appropriate Ameriprise Financial, Inc. management office. The following records will be maintained to evidence compliance with this Code: (1) a copy of the information or materials supplied to the Audit Committee or the Board: (i) that provided the basis for any amendment or waiver to this Code; and (ii) relating to any violation of the Code and sanctions imposed for such violation, together with a written record of the approval or action taken by the Audit Committee and/or Board; (2) a copy of the policy and any amendments; and (3) a list of Covered Officers and reporting by Covered Officers.

Appendix A

INITIAL ACKNOWLEDGEMENT

I acknowledge that I have received and read a copy of the Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) and that I understand it. I further acknowledge that I am responsible for understanding and complying with the policies set forth in the Code during my tenure as a Covered Officer, as defined in the Code.

I have set forth below (and on attached sheets of paper, if necessary) all known affiliations or other relationships that may give rise to conflicts of interest for me with respect to the Fund.

I also acknowledge my responsibility to report any known violation of the Code to the Code Officer, the CLO, the Fund’s outside counsel, or counsel to the Independent Board Members, all as defined in this Code. I further acknowledge that the policies contained in the Code are not intended to create any contractual rights or obligations, express or implied. I also understand that, consistent with applicable law, the Fund has the right to amend, interpret, modify or withdraw any of the provisions of the Code at any time in its sole discretion, with or without notice.

Covered Officer Name and Title:
(please print)

Signature	Date

Please return this completed form to the CLO (            ) within one week from the date of your review of these documents. Thank you!

Appendix A

ANNUAL ACKNOWLEDGEMENT

I acknowledge that I have received and read a copy of the Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) and that I understand it. I further acknowledge that I am responsible for understanding and complying with the policies set forth in the Code during my tenure as a Covered Officer, as defined in the Code.

I also acknowledge that I believe that I have fully complied with the terms and provisions of the Code during the period of time since the most recent Initial or Annual Acknowledgement provided by me except as described below.

I have set forth below (and on attached sheets of paper, if necessary) all known affiliations or other relationships that may give rise to conflicts of interest for me with respect to the Fund.1

I further acknowledge that the policies contained in the Code are not intended to create any contractual rights or obligations, express or implied. I also understand that, consistent with applicable law, the Fund has the right to amend, interpret, modify or withdraw any of the provisions of the Code at any time in its sole discretion, with or without notice.

Covered Officer Name and Title:
(please print)

Signature	Date

Please return this completed form to the CLO (            ) within one week from the date of your receipt of a request to complete and return it. Thank you!

[1]	It is acceptable to refer to affiliations and other relationships previously disclosed in prior Initial or Annual Acknowledgements without setting forth such affiliations and relationships again.